    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2003

                                             SECURITIES ACT FILE NO. 333-

                                       INVESTMENT COMPANY ACT FILE NO. 811-21342
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM N-2

                   (Check appropriate box or boxes)

   [X]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [ ]    PRE-EFFECTIVE AMENDMENT NO.

   [ ]    POST-EFFECTIVE AMENDMENT

                                AND/OR

   [ ]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940

   [X]    AMENDMENT NO. 4

                             ---------------------

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND
        (Exact name of registrant as specified in Declaration of Trust)

                                399 PARK AVENUE
                         NEW YORK, NEW YORK 10022-3902
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 526-7000

                             ---------------------

                                JONATHAN MORRIS
              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND
                                399 PARK AVENUE
                         NEW YORK, NEW YORK 10022-3902
                    (Name and address of agent for service)

                                   COPIES TO:

                 KENNETH S. GERSTEIN, ESQ.                                     SARAH E. COGAN, ESQ.
                 SCHULTE ROTH & ZABEL LLP                                 SIMPSON THACHER & BARTLETT LLP
                     919 THIRD AVENUE                                          425 LEXINGTON AVENUE
                 NEW YORK, NEW YORK 10022                                    NEW YORK, NEW YORK 10017

                             ---------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as practicable after the effective date of this registration statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

    It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [X]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM       PROPOSED MAXIMUM
                                           AMOUNT BEING          OFFERING PRICE       AGGREGATE OFFERING         AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED        REGISTERED              PER UNIT               PRICE(1)           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Money Market Cumulative Preferred(TM)           10                  $25,000                $250,000                $20.23
  Shares.............................
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                Subject to Completion, dated             , 2003

PROSPECTUS

                                     Shares

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND
            Money Market Cumulative Preferred(TM) Shares ("MMP(R)")
                    Liquidation Preference $25,000 per share
--------------------------------------------------------------------------------
Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") is offering shares of its Money Market Cumulative Preferred Shares ("MMP(R)"). The Fund is a recently organized, diversified, closed-end management investment company. The Fund invests primarily in high-yield debt securities.

Investors in shares of MMP will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate for the initial period from and including the date of issue
through           , 2003, will be   % per year. For each subsequent period, the
auction agent will determine the dividend rate for a particular period by an auction (each an "Auction") conducted in accordance with the procedures described in this prospectus and, in further detail, in Appendix A to the Statement of Additional Information.

The shares of MMP, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the shares of MMP outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the shares of MMP will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers).
                                                        (continued on next page)

             Investing in the Fund's shares of MMP involves risks.
      See "Risk Factors" section beginning on page 33 of this prospectus.

                                                              PER SHARE      TOTAL
                                                              ---------   ------------
Public offering price(1)....................................   $25,000    $
Sales load..................................................   $          $
Proceeds to the Fund (before expenses)(2)...................   $          $

---------------

(1) Plus accumulated dividends, if any, from           , 2003.

(2) Offering expenses payable by the Fund are estimated at $       .

Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriter expects to deliver the shares of MMP to broker-dealers in book-entry form through the facilities of The Depository Trust Company on or
about           , 2003.

The shares of MMP are offered by the underwriter subject to prior sale, withdrawal, cancellation or modification and subject to certain other conditions.

--------------------------------------------------------------------------------

                                LEHMAN BROTHERS

                , 2003.

(continued from previous page)

A general increase in the level of interest rates may have an adverse effect on the secondary market price of the shares of MMP, and a selling shareholder that sells shares of MMP between Auctions may receive a price per share of less than $25,000. The Fund may determine to redeem shares of MMP as described under "Description of Shares of MMP -- Redemption."

This offering is conditioned upon the shares of MMP receiving a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Ratings Services ("S&P"). The shares of MMP will be senior in liquidation and distribution rights to the Fund's outstanding Common Shares. The Common Shares are traded on the New York Stock Exchange under the symbol "LBC."

Certain capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

The shares of MMP do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investment Objective. The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

Investment Program. Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares (including the shares of MMP offered hereby), plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's or BB or lower by S&P or Fitch Ratings ("Fitch")), or are unrated debt securities determined to be of comparable quality by the Fund's sub-adviser. Because the Fund's investments will be concentrated in high yield debt securities, an investment in the Fund will be subject to a high degree of risk. Below investment grade debt securities are commonly referred to as "high yield securities" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives. In addition to the shares of MMP offered hereby, the Fund may issue additional preferred shares and borrow money to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks. There can be no assurance that the Fund will achieve its investment objective.

Investment Advisers. Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management") serves as the Fund's investment adviser. Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), an affiliate of Lehman Brothers Asset Management, serves as the Fund's sub-adviser. See "Management of the Fund."

You should carefully read this prospectus, which contains important information about the Fund, before deciding whether to invest in the shares of MMP, and retain it for future reference. A statement of additional information, dated
          , 2003, and as it may be supplemented (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling 1-800-988-5196 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Financial Highlights (Unaudited)............................    22
The Fund....................................................    23
Use of Proceeds.............................................    23
Capitalization..............................................    23
Investment Objective and Principal Investment Strategies....    24
Risk Factors................................................    33
Rating Agency Guidelines....................................    41
Description of Shares of MMP................................    42
Management of the Fund......................................    62
U.S. Federal Income Tax Matters.............................    65
Net Asset Value.............................................    68
Description of Capital Structure............................    69
Certain Provisions of the Declaration of Trust and Amended
  By-Laws...................................................    71
Underwriting................................................    73
Custodian, Transfer Agents, Registrars, Dividend Paying
  Agents, Administrator and Redemption Agent................    75
Legal Matters...............................................    75
Independent Auditors........................................    75
Glossary....................................................    77

     You should rely only on the information contained in or incorporated by reference in this prospectus. Neither the Fund nor the underwriter has authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Fund's business, financial condition and prospects may have changed since that date.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information you should consider before investing in the shares of MMP of Lehman Brothers/First Trust Income Opportunity Fund. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors." Certain capitalized terms used in this prospectus are defined in the Glossary that appears at the end of this prospectus.

The Fund......................   Lehman Brothers/First Trust Income Opportunity
                                 Fund (the "Fund") is a recently organized,
                                 diversified, closed-end management investment
                                 company. The Fund commenced operations on July
                                 28, 2003. The Fund's principal offices are
                                 located at 399 Park Avenue, New York, NY 10022,
                                 and its customer service telephone number is
                                 1-800-988-5196. The Common Shares are traded on
                                 the New York Stock Exchange under the symbol
                                 "LBC." See "Description of Capital Structure."
                                 As of           , 2003, the Fund had Common
                                 Shares outstanding.

The Offering..................   The Fund is offering an aggregate of
                                        shares of MMP at a purchase price of
                                 $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The shares of MMP are being offered by Lehman
                                 Brothers Inc., as underwriter ("Lehman
                                 Brothers"). See "Underwriting."

                                 This offering is conditioned upon the shares of MMP receiving a rating of "Aaa" from Moody's and "AAA" from S&P. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated under "Investment Objective and Principal Investment Strategies." The Fund anticipates that it may take up to months following the completion of this offering until the Fund's assets are fully invested in accordance with the Fund's investment objective and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations.

                                 The shares of MMP will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of Shares of MMP -- Dividends," following the Initial Dividend Period, each Dividend Period will be twenty-eight days. The Auction Agent will determine the Applicable Rate for a particular Dividend Period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.

                                 The shares of MMP will not be listed on an exchange. Instead, investors may buy or sell shares of MMP at an Auction by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers.
                                        , the Auction Agent will review orders
                                 from Broker-Dealers on behalf of Existing
                                 Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, shares of MMP. The Auction Agent will then determine the lowest Applicable Rate that will result in all of the outstanding shares of MMP continuing to be held. The dividend rate for the

                                 Initial Dividend Period from and including the
                                 date of issue through           , 2003, will be
                                      % per year. The first Auction Date for
                                 shares of MMP will be           , 2003, and the
                                 Initial Dividend Payment Date will be
                                           , 2003. Subsequent auctions will
                                 generally be held on every fourth
                                           (unless the then current Dividend
                                 Period is a Special Dividend Period, the day that normally would be the Auction Date is not a Business Day or unforeseen events preclude the holding of an Auction).

                                 Each Subsequent Dividend Period will normally begin on the Business Day following an Auction Date.

Investment Objective..........   The Fund's investment objective is to seek high
                                 total return (income plus capital
                                 appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Program............   Under normal market conditions, the Fund
                                 invests at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares (including the shares of MMP offered hereby), plus the aggregate principal amount of any borrowings)
                                 ("Managed Assets") in below investment grade
                                 (high yield) debt securities (including
                                 corporate loans) of U.S. and foreign issuers.
                                 To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.

                                 The Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 20% of its Managed Assets may be invested in securities of foreign issuers traded outside of the U.S. In addition, the Fund may invest up to 20% of its Managed Assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market. Liquid securities purchased by the Fund may subsequently become illiquid.

                                 In addition to the issuance of the shares of MMP, the Fund may issue additional preferred shares, borrow money and use a variety of additional strategies to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

                                 Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                                 High Yield Debt Securities. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's Investors

                                 Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch")), or are unrated debt securities determined to be of comparable quality by Lincoln Capital Fixed Income Management Company, LLC, the Fund's sub-adviser ("Lincoln Capital"), at the time of purchase. Debt securities rated below investment grade (commonly referred to as "high yield securities" or "junk bonds") are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                                 The Fund will initially attempt to maintain a dollar-weighted average portfolio quality of B to Ba on the Moody's scale or B to BB on the S&P or Fitch scales (or unrated debt securities determined to be of comparable quality by Lincoln Capital). Lincoln Capital anticipates that no more than 20% of Managed Assets will be composed of securities that are rated Caa or lower by Moody's or CCC or lower by S&P or Fitch (or unrated debt securities determined by Lincoln Capital to be of comparable quality), at the time of purchase. Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of Lehman Brothers Asset Management and Lincoln Capital.

                                 Corporate Loans. The Fund may invest in corporate loans, including various types of direct obligations of corporate borrowers and loan participations. Corporate loans may be of investment grade quality or below investment grade quality, as determined by Lincoln Capital. Corporate loans determined to be below investment grade will be included in the Fund's calculation of its 80% investment in high yield debt securities. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. Many corporate loans are secured, although some may be unsecured. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, such as the prime rate of a specified U.S. bank. Thus, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of fixed rate debt obligations as a result of changes in the interest rate environment. By purchasing a participation interest in a loan, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

                                 Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities.

                                 Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. Equity securities generally represent an ownership interest in a company or the right to purchase such an interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of equity securities held by the Fund.

                                 Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities. Depending on the relationship of the conversion price of a convertible security to the market value of the underlying equity security into which it may be converted, convertible securities may trade more like equity securities than debt securities.

                                 Preferred Stocks. The Fund may invest in preferred stocks. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer's common shares. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

                                 Structured Securities. The Fund may invest in structured securities. The interest rate or the principal amount payable upon maturity or redemption of those securities may increase or decrease based on reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("References") or the relative change in values of two or more References. The terms of the structured securities may provide, in certain circumstances, that no principal is due at maturity and, may result in a complete loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of risk than other types of fixed income securities.

                                 Real Estate Investment Trusts. The Fund may invest in the securities of real estate investment trusts ("REITs"). REITs are companies that invest primarily in real estate or real estate related loans. REITs are significantly affected by the market for real estate and the financial results of these companies depend on the skills of their management and cash flows.

                                 Derivatives.  The Fund may invest in
                                 derivatives. A derivative is a financial instrument the value of which is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors and collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred shares issued by the Fund or interest payable on the Fund's borrowings) and credit default swaps. Credit default swaps are contracts in which one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of that obligation. Although the Fund will not use derivatives as a primary investment technique, it may use derivatives for a variety of purposes, including:

                                 - As a hedge against adverse changes in
                                   securities prices, interest rates or foreign currency exchange rates; and

                                 - As a substitute for purchasing or selling
                                   securities.

Leverage......................   The Fund anticipates its total leverage from
                                 the issuance of shares of MMP will be
                                 approximately      immediately after the
                                 issuance of shares of MMP. The Fund may also
                                 obtain additional funds for investment in the
                                 future through issuances of additional
                                 preferred shares and borrowings, including by
                                 borrowing money from banks or other financial
                                 institutions, issuing debt securities or
                                 entering into reverse repurchase agreements,
                                 each of which strategies will amplify the
                                 effects of leverage. A reverse repurchase
                                 agreement involves the sale of a security by
                                 the Fund, with an agreement to repurchase the
                                 same or substantially similar security at an
                                 agreed upon price and date. By issuing
                                 preferred shares or borrowing for investment
                                 purposes, the Fund will be engaging in an
                                 investment practice known as leverage. The Fund
                                 may not be leveraged at all times and the
                                 amount of leverage, if any, will vary depending
                                 upon a variety of factors, including Lehman
                                 Brothers Asset Management's and Lincoln
                                 Capital's outlook for the high yield debt
                                 market and the anticipated costs of leverage.
                                 The Fund also may borrow money to repurchase
                                 its shares or as a temporary measure for
                                 extraordinary or emergency purposes, including
                                 for the payment of dividends or the settlement
                                 of securities transactions which otherwise
                                 might require untimely dispositions of Fund
                                 securities. The Fund will not issue preferred
                                 shares or borrow money if, immediately after
                                 such issuance or borrowing, total leverage for
                                 the Fund exceeds      % of the Fund's capital.
                                 Temporary borrowings in an amount not exceeding
                                      % of Managed Assets are not subject to
                                 this limitation. Use of leverage creates an opportunity for the Fund to seek increased net income or capital appreciation. However, there can be no assurance that leverage will be used by the Fund at all times or if used, that it will be successful during any period when it is employed. Use of leverage is a speculative practice and involves significant risks. See
                                 "Risk Factors -- Leverage." Because the Fund pays a fee to Lehman Brothers Asset Management that is computed as a percentage of the Fund's
                                 Managed Assets, Lehman Brothers Asset
                                 Management's and Lincoln Capital's compensation will be higher if the Fund is leveraged and Lehman Brothers Asset Management and Lincoln
                                 Capital have an incentive to be more aggressive in using leverage.

Interest Rate Transactions....   In connection with the Fund's use of leverage
                                 through its sale of preferred shares (including the shares of MMP offered hereby) or borrowings, the Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its preferred shares. Such interest rate swaps involve the Fund's agreement with a counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the dividends or interest rate payable by the Fund on preferred shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

                                 Interest rate caps are swaps that would entitle the Fund to receive from a counterparty, if a referenced interest rate exceeds a specified rate, payments of the difference based on the notional amount of such cap. The Fund may also use interest rate swaps and caps to hedge its portfolio holdings of debt securities or to protect against increases in the prices of debt securities that Lincoln Capital anticipates purchasing for the Fund. There can be no assurance, however, that the Fund will use interest rate swaps or caps.

                                 A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value attributable to Common Shares. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the Common Shares. On the other hand, if such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the Common Shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

Dividends on Shares of MMP....   The shares of MMP will entitle their holders to
                                 receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period subsequent to the Initial Dividend

                                 Period will be twenty-eight days in length. The Applicable Rate for a particular Dividend Period will usually be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

                                 Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of shares of MMP may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 28 days, Beneficial Owners desiring to continue to hold all of their shares of MMP regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of Shares of MMP -- The Auction."

                                 Except as described herein, investors in shares of MMP will not receive certificates representing ownership of their shares. Ownership of shares of MMP will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of shares of MMP. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of shares of MMP are to purchases, sales or ownership of those shares by Beneficial Owners.

                                 After the Initial Dividend Period, each
                                 Subsequent Dividend Period for shares of MMP will generally consist of twenty-eight days (a "28-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders of shares of MMP, a Special Dividend Period. A "Special Dividend Period" is either a Dividend Period consisting of a specified number of days (other than twenty-eight) up to 364 days (a "Short Term Dividend Period"), or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the shares of MMP offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Fund's Board of Trustees ("Board of Trustees"), out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on the first Business Day after the last day of such Dividend Period, subject to certain exceptions.

                                 Dividends on the shares of MMP will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Shares of MMP -- Dividends."

                                 For each Subsequent Dividend Period, the cash dividend rate on the shares of MMP will be the Applicable Rate that the Auction

                                 Agent advises the Fund has resulted from an Auction. See "Description of Shares of
                                 MMP -- Dividends." The first Auction for the shares of MMP is scheduled to be held on the last Business Day of the Initial Dividend Period as set forth in "-- The Offering" above.

                                 The Amended By-laws provide that, until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 28-Day Dividend Periods will be applicable to the shares of MMP. While the Fund does not currently intend to give a Request for Special Dividend Period, it may so elect in the future, subject to, and on, the conditions discussed under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period."

                                 A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 28-Day Dividend Period, and the holders of the shares of MMP outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the shares of MMP, or if the Fund has given a Notice of Special Dividend Period for the shares of MMP, the Fund will be required to give a Notice of Revocation in respect thereof, if either (i) the 1940 Act MMP Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value at least equal to the MMP Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the shares of MMP, or (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date. In either of such events, the next succeeding Dividend Period will be a 28-Day Dividend Period.

Determination of Maximum
Applicable Rates..............   Except during a Non-Payment Period, the
                                 Applicable Rate for any Dividend Period for shares of MMP will not be more than the Maximum
                                 Applicable Rate applicable to such shares. The
                                 Maximum Applicable Rate for shares of MMP will depend on the credit rating assigned to such shares and on the duration of the Dividend
                                 Period. The Maximum Applicable Rate will be the
                                 Applicable Percentage of the Reference Rate.
                                 The Reference Rate is the applicable "AA"
                                 Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a
                                 Dividend Period of 184 days or more). The
                                 Applicable Percentage will be determined based on the lower of the credit ratings assigned on such date to the shares of MMP by Moody's and S&P, such Applicable Percentage as so determined further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, as follows:

                                                   MOODY'S          S&P       APPLICABLE
                                                CREDIT RATING  CREDIT RATING  PERCENTAGE
                                                -------------  -------------  ----------
                                                Aa3 or above   AA- or above      150%
                                                  A3 to A1       A- to A+        200%
                                                Baa3 to Baa1   BBB- to BBB+      250%
                                                 Below Baa3     Below BBB-       275%

                                 There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of Shares of MMP --
                                 Dividends -- Non-Payment Period; Late Charge," initially will be 300% of the Reference Rate.

Auction Procedures............   You may buy, sell or hold the shares of MMP in
                                 an Auction. The following is a brief summary of the Auction Procedures, which are described in more detail elsewhere in this prospectus and in the Statement of Additional Information. These
                                 Auction Procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning.
                                 The Auctions will determine the dividend rate for the shares of MMP, but each dividend rate will not be higher than the Maximum Applicable
                                 Rate. Any terms used but not defined in this section have the meanings assigned to them in the Statement of Additional Information and the Glossary.

                                 Unless otherwise permitted by the Fund,
                                 Beneficial Owners and Potential Beneficial
                                 Owners of shares of MMP may participate in Auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the shares of MMP (usually the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                 - Hold Order -- indicating its desire to hold
                                   the shares of MMP without regard to the
                                   Applicable Rate for the next Dividend Period for such shares.

                                 - Bid -- indicating its desire to hold the
                                   shares of MMP, provided that the Applicable
                                   Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

                                 - Sell Order -- indicating its desire to sell
                                   the shares of MMP without regard to the
                                   Applicable Rate for the next Dividend Period for such shares.

                                 A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the shares of MMP then held by such Beneficial Owner. If a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of MMP in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the shares of MMP then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

                                 Potential Beneficial Owners of shares of MMP may submit Bids through their Broker-Dealers in which they offer to purchase shares of MMP if the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                                 Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

                                 A Broker-Dealer also may hold shares of MMP for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MMP held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MMP held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                                 If Sufficient Clearing Bids exist in an Auction for the shares of MMP (that is, in general, the number of shares of MMP subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of shares of MMP subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and

                                 Potential Holders, would result in Existing
                                 Holders, and Potential Holders, owning all of the shares of MMP available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of MMP subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 80% of the Reference Rate.

                                 The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of shares of MMP that is less than the number of shares of MMP specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                                 A Sell Order by an Existing Holder will
                                 constitute an irrevocable offer to sell the shares of MMP subject thereto. A Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the shares of MMP subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the shares of MMP subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "Description of Shares of MMP -- The Auction."

Asset Maintenance.............   Under the Amended By-laws and Rating Agency
                                 guidelines, the Fund must maintain (i) Moody's
                                 Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the MMP Basic Maintenance Amount and (ii) 1940 Act MMP Asset Coverage of at least 200%. See "Description of Shares of
                                 MMP -- Asset Maintenance."

                                 The Fund estimates that, based on the
                                 composition of its portfolio at           ,
                                 2003, 1940 Act MMP Asset Coverage would be
                                 approximately      % immediately after the
                                 issuance of the shares of MMP offered hereby in
                                 an amount representing approximately      % of
                                 the Fund's capital (including the capital attributable to the shares of MMP).

                                 The Discount Factors and guidelines for
                                 calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the MMP Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of a rating of "Aaa" and "AAA," respectively, on the shares of MMP on their Date of Original Issue. See "Rating Agency Guidelines."

Mandatory Redemption..........   If the MMP Basic Maintenance Amount or the 1940
                                 Act MMP Asset Coverage is not maintained or restored as specified herein, the shares of MMP will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon
                                 (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption.
                                 Any such redemption will be limited to the minimum number of shares of MMP necessary to restore the MMP Basic Maintenance Amount or the 1940 Act MMP Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). See "Description of Shares of MMP -- Redemption -- Mandatory
                                 Redemption."

Optional Redemption...........   The shares of MMP are redeemable at the option
                                 of the Fund, as a whole or in part, on any Dividend Payment Date (except during the
                                 Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period.
                                 See "Description of Shares of
                                 MMP -- Redemption -- Optional Redemption."

Liquidation Preference........   The liquidation preference of the shares of MMP
                                 is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of Shares of MMP -- Liquidation Rights."

Rating........................   It is a condition to their issuance that the
                                 shares of MMP be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from S&P. The Fund may at some future time seek to have the shares of MMP rated by a Substitute
                                 Rating Agency. See "Rating Agency Guidelines."

Voting Rights.................   The 1940 Act requires that the holders of
                                 shares of MMP and any other preferred shares, voting as a class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the shares of MMP or any other preferred shares are unpaid. The holders of shares of MMP and any other preferred shares will vote as a separate class on certain other matters as required under the Declaration and Amended By-laws and under the 1940 Act. See
                                 "Description of Shares of MMP -- Voting
                                 Rights," "Description of Capital Structure" and
                                 "Certain Provisions in the Declaration of Trust and Amended By-laws."

Risks.........................   General. The following describes various
                                 principal risks of investing in the Fund. Such an investment should not constitute a complete investment program. A more detailed description of these and other risks of investing in the Fund is included in the prospectus under the heading
                                 "Risk Factors" and in the Statement of
                                 Additional Information under the heading
                                 "Investment Objective and Policies."

                                 Risks of investing in shares of MMP include:

                                 Auction Risk. You may not be able to sell your shares of MMP at an Auction if the Auction fails; that is, if there are more shares of MMP offered for sale than there are buyers for those shares. As a result, your investment in shares of MMP may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase shares of MMP in an Auction or otherwise, nor is the Fund required to redeem shares of MMP in the event of a failed Auction.

                                 Ratings and Asset Coverage Risk.  A Rating
                                 Agency could downgrade the shares of MMP, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your shares of MMP to meet regulatory or Rating Agency asset coverage requirements. The Fund may also voluntarily redeem shares of MMP under certain circumstances. The Fund may not redeem shares of MMP if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.

                                 Secondary Market Risk. You could receive less than the price you paid for your shares of MMP if you sell them outside of an Auction, especially when market interest rates are rising. Lehman Brothers is not required to maintain a market in shares of MMP. Although the Broker-Dealers may maintain a secondary trading market in the shares of MMP outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the shares of MMP.

                                 Interest Rate Risk. The shares of MMP pay dividends based on shorter-term interest rates. The Fund's portfolio consists primarily of investments that pay interest or dividends that are based on intermediate- to longer-term rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the shares of MMP may rise so that the amount of dividends to be paid to holders of the shares of MMP exceeds the income from the Fund's portfolio. This could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the shares of MMP and could jeopardize the Fund's ability to pay dividends on shares of MMP.

                                 Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on the shares of MMP and its Common Shares unless it satisfies certain conditions. See "Description of Shares of MMP -- Restrictions on Dividends and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. Although the Fund may redeem the shares of MMP if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions will permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code and/or avoid federal excise taxes. See "U.S. Federal Income Tax Matters" in the Statement of Additional Information.

                                 General risks of investing in the Fund include:

                                 Limited Operating History.  The Fund is a
                                 recently organized, diversified, closed-end
                                 management investment company which has been
                                 operational for less than      months.

                                 Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund owns securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the ability of issuers to pay interest and repay principal. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may suffer losses on its investments in these securities, which would adversely affect the Fund's net asset value and its ability to make distributions.

                                 High Yield Debt Securities Risk. Investment in high yield debt securities involves substantial risk of loss. In addition to involving greater credit risk than investment grade obligations, high yield debt securities are more susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield debt securities tend to be very volatile, and these securities are potentially less liquid than investment grade debt securities. High yield debt securities are subject to the following specific risks:

                                 - Increased price sensitivity to a
                                   deteriorating economic environment.

                                 - Greater risk of default because high yield
                                   debt securities are often unsecured and
                                   subordinated to the payment rights of other creditors of issuers.

                                 - Adverse company specific events are more
                                   likely to render an issuer unable to make interest or principal payments and to affect adversely the prices of high yield debt securities.

                                 - If a negative perception of the high yield
                                   debt market develops, the price and liquidity of high yield debt securities may be depressed. This negative perception could last for a significant period of time.

                                 - Adverse changes in economic conditions are
                                   more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than would be the case for an investment grade issuer. The principal amount of high yield debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used these securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                 - The secondary market for high yield debt
                                   securities may not be as liquid as the
                                   secondary market for more highly rated
                                   securities, a factor which may have an
                                   adverse effect on the Fund's ability to
                                   dispose of a particular security. There are
fewer dealers in the market for high yield debt securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between bid and asked prices may be much larger than for higher quality debt obligations. Under adverse
                                   market or economic conditions, the secondary market for high yield debt securities could contract further, independent of any specific adverse changes in the condition of particular issuers, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if they were widely traded. Prices realized on the sale of lower rated debt securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value and the Fund may suffer losses on its investments.

                                 - Recent market conditions have caused demand
                                   for high yield securities to rise. If demand for high yield securities decreases while supply remains constant, the prices of high yield debt securities are likely to decline.

                                 Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

                                 Leverage Risk. The Fund's use of leverage through the issuance of preferred shares (including the shares of MMP offered hereby) and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks. There is no assurance that the Fund's leveraging strategies will be successful. If the dividend rate on the shares of MMP exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the shares of MMP would be reduced. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the shares of MMP, payments to holders of shares of MMP in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

                                 Because the investment advisory fees received by Lehman Brothers Asset Management and Lincoln Capital are based on the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares (including the shares of MMP offered hereby) and the aggregate principal amount of any borrowings), Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage.

                                 Other Risks.  In addition to the risks
                                 discussed above, the Fund's investment program is subject to other significant risks, including:

                                 - Interest Rate Risk.  The value of debt
                                   securities in the Fund's portfolio generally will decline if interest rates rise. Market interest rates are currently near their lowest levels in many years and there is a risk that the net asset value and market price of the Common Shares will decline if market interest rates rise. The prices of securities that have longer maturities may fluctuate more than the prices of shorter term securities in response to changes in interest rates. Because the Fund's portfolio maturity is expected to be within the intermediate range (2 to 7 years), the net asset value of the Fund and market price of the Common Shares are likely to fluctuate more in response to changes in market rates of interest than if the Fund invested primarily in short-term debt securities.

                                 - Reinvestment Risk.  Income from the Fund's
                                   portfolio will decline if the Fund reinvests the proceeds from debt securities that mature or are called in securities that pay lower rates of interest.

                                 - Prepayment Risk.  During periods of declining
                                   interest rates, the issuer of a security may exercise its option to repay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                 - Variable and Floating Rate Risk.  The Fund
                                   may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

                                 - Management Risk.  The Fund is subject to
                                   management risk because its investment
                                   portfolio will be actively managed. Lincoln
                                   Capital's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may or may not prove to be correct.

                                 - Counterparty Risk.  The Fund will be subject
                                   to various risks with respect to
                                   counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                 Convertible Securities Risk. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer's equity securities exceeds the conversion price of the issuer's securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer's equity securities. As the market price of the issuer's underlying equity securities decline, the convertible securities tend to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.

                                 Corporate Loans Risk. The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing. By purchasing a participation interest, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if the lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests, which represent interests in loans made by a third party, are designed to give corporate loan investors preferential treatment over investors in an issuer's high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

                                 Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that an the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor) to a greater degree than many other fixed income securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                                 REITs Risk. Investing in REITs involves certain unique risks in addition to those commonly associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers. REITs also are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are exposed to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry (such as health care) are also subject to risks associated with that industry. REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

                                 Derivatives Risk. The values of derivatives can be volatile. They may also involve embedded leverage. Thus, a small investment in derivatives can result in a significant loss to the Fund. When a derivative instrument is used for hedging purposes, there is a risk that changes in the derivative's value will not correspond to changes in the value of the investments being hedged. In this event, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative or the counterparty to the transaction defaults on its obligation. Certain derivatives may be illiquid and difficult to value.

                                 Interest Rate Transactions Risk. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                 Market Disruption Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the reconstruction cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the shares of MMP. The Fund cannot predict the effects of similar events in the future on the U.S. economy or on the markets in which the Fund invests. High yield securities tend to be more volatile than investment grade fixed income securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund's portfolio than on investment grade fixed income securities.

                                 Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the shares of MMP and dividend payments on the shares of MMP may decline, and interest payments on Fund borrowings, if any, may increase.

                                 Liquidity Risk.  The prices of illiquid
                                 securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund's net asset value. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for specified periods of time. Restricted securities may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the Fund may invest.

                                 Anti-takeover Provisions. The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") and Amended By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. In addition, they create staggered terms of office for the Fund's Trustees (the "Trustees"), impose advance notice requirements for shareholder proposals and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and for approving a merger, liquidation, asset sale or similar transactions.

                                 Foreign Securities Risks.  Investing in
                                 securities of foreign issuers, including securities of foreign issuers traded in the U.S., can be affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, economic, regulatory and contractual risks. The prices of securities denominated in foreign currency fluctuate in response to changes in the value of that currency relative to the U.S. Dollar.

                                 Certain Affiliations. Certain broker-dealers, including Lehman Brothers Inc., may be considered to be affiliated persons of the Fund, Lehman Brothers Asset Management or Lincoln Capital. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize an affiliated broker for agency transactions will be subject to restrictions. This could limit the Fund's ability to engage in certain securities transactions and take advantage of market opportunities.

Federal Income Taxation.......   The Fund intends to elect to be treated and to
                                 qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends each year to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, it is not expected that the Fund will be subject to federal income tax. The Fund is actively managed and the Fund's investment strategies may be employed without regard to the tax consequences of its transactions to shareholders. See "U.S. Federal Income Tax
                                 Matters" and also "U.S. Federal Income Tax
                                 Matters" in the Fund's Statement of Additional
                                 Information.

Investment Adviser............   Lehman Brothers Asset Management serves as the
                                 investment adviser of the Fund and is
                                 responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. It is authorized to retain one or more sub-advisers to provide some or all of these services.

                                 Lehman Brothers Asset Management is a
                                 wholly-owned subsidiary of Lehman Brothers
                                 Holdings Inc., a publicly traded corporation. The Fund pays Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee").

Sub-Adviser...................   Lehman Brothers Asset Management has retained
                                 Lincoln Capital, a wholly-owned subsidiary of
                                 Lehman Brothers Holdings Inc., to serve as the
                                 sub-adviser of the Fund and to manage the
                                 Fund's investment portfolio. Lincoln Capital
                                 and its predecessors have been providing fixed
                                 income investment advisory services since 1981.
                                 Lincoln Capital is a direct, wholly-owned
                                 subsidiary of Lehman Brothers Holdings Inc. As
                                 of           , 2003, Lincoln Capital had
                                 approximately $          billion of client
                                 assets under management, with approximately
                                 $          billion of client assets invested in
                                 high yield securities. Lehman Brothers Asset
                                 Management (and not the Fund) compensates
                                 Lincoln Capital for its services as
                                 sub-adviser.

Investor Servicing Agent and
Distribution and Marketing
Agent.........................   First Trust Portfolios L.P. ("First Trust"),
                                 pursuant to a servicing agreement with the Fund, serves as the Fund's investor servicing agent. In such capacity, First Trust is responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust assists in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and replies to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund pays First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets.

                                 First Trust also served as the Fund's
                                 distribution and marketing agent in connection with the offering of the Common Shares pursuant to an underwriter participation agreement with the Fund and Lehman Brothers Asset Management. As the Fund's distribution and marketing agent, First Trust provides after-market support services designed to maintain the visibility of the Fund on an ongoing basis. For services provided by First Trust as distribution and marketing agent, Lehman Brothers Asset Management pays First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed Assets. The sum of the fees payable to First Trust pursuant to the underwriter participation agreement and the servicing agreement and the sales load and expenses paid to the underwriters in connection with the offering of the Common Shares will not exceed 9% of the aggregate initial offering price of the Common Shares.

Secondary Market Trading......   The shares of MMP will not be listed on an
                                 exchange. Broker-dealers may, but are not obligated to, maintain a secondary trading market in shares of MMP outside of auctions.
                                 There can be no assurance that a secondary market will provide owners with liquidity. You may transfer shares of MMP outside of Auctions only to or through a broker-dealer that has entered into an agreement with the Auction
                                 Agent and the Fund or other persons as the Fund permits.

Custodian, Transfer Agents,
Registrars, Dividend Paying
Agents, Administrator and
Redemption Agent..............             serves as Auction Agent, transfer
                                 agent, registrar, dividend paying agent and redemption agent for the shares of MMP.

                                 Investors Bank & Trust Company ("Investors
                                 Bank") serves as the Fund's custodian and transfer agent, registrar and dividend paying agent for the Common Shares and also provides certain administrative services to the Fund.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

     The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on July 28, 2003
through           , 2003. Because the Fund is recently organized and commenced investment operations on July 28, 2003, the table covers approximately weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in accordance with the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                              FOR THE PERIOD
                                                              FROM JULY 28,
                                                              2003* THROUGH
                                                                  , 2003
                                                              --------------
                                                               (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period........................     $14.325**
Income from Investment Operations:
  Net Investment Income.....................................
  Net Realized and Unrealized Gain on Investments...........
  Net Increase in Net Assets from Investment Operations.....
  Common Stock Offering Expenses............................        0.03
Net Asset Value, End of Period..............................     $
Market Price, End of Period.................................     $
Total Investment Return.....................................            %(1)
                                                                 =======
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in thousands)..................     $
  Ratio of Expenses to Average Net Assets...................            (2)
  Ratio of Net Investment Income to Average Net Assets......            (2)
  Portfolio Turnover........................................            %

---------------

*   Date of commencement of operations.

** Initial public offering price of $15.00 per share less sales load of $0.675 per share.

(1) Total Investment Return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total Investment Return does not reflect brokerage commissions. Total Investment Return for a period less than one year is not annualized.

(2)  Annualized.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on April 8, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Common Shares are traded on the New York Stock Exchange under the symbol "LBC." The Fund's principal offices are located at 399 Park Avenue, New York, NY 10022, and its customer service telephone number is 1-800-988-5196.

     Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management") will be the Fund's investment adviser and Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital") is the Fund's sub-adviser.

     The Fund commenced operations on July 28, 2003, upon the closing of an initial public offering of 11,000,000 of its Common Shares. The proceeds of such offering were approximately $157,245,000 after the payment of offering expenses. In connection with the initial public offering of the Common Shares, the underwriters of those shares were granted an option to purchase up to an additional 1,650,000 Common Shares to cover over-allotments. On August 22, 2003, the underwriters purchased, at a price of $15.00 per Common Share (less an underwriting discount of $0.675 per share), an additional 1,000,000 Common Shares, pursuant to the over-allotment option.

                                USE OF PROCEEDS

     The net proceeds of the offering of shares of MMP will be approximately
$     after payment of the estimated offering costs (not expected to exceed
$     ). The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund
anticipates that it may take up to   months following the completion of this
offering until the Fund's assets are fully invested in accordance with the Fund's investment objective and policies. During this period, the Fund may invest all or a portion of the proceeds of this offering in U.S. government securities, or high grade short-term or long-term debt obligations.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as
of           , 2003, and its adjusted capitalization assuming the shares of MMP offered hereby had been issued as of that date (including estimated offering
expenses and sales load of $     ).

                                                                   AS OF , 2003
                                                              ----------------------
                                                               ACTUAL    AS ADJUSTED
                                                              --------   -----------
Money Market Cumulative Preferred Shares, without par value
  (the "Actual" column reflects no shares of MMP issued, the
  "As Adjusted" column assumes the issuance of
  shares of MMP, $25,000 liquidation preference per
  share)....................................................  $      0    $
                                                              ========    ========
Common Shares, without par value, 12,006,667 shares
  outstanding...............................................  $           $
Undistributed net investment income.........................  $           $
Net realized loss on investments............................  $           $
Net unrealized appreciation of investments..................  $           $
                                                              --------    --------
Net assets applicable to Common Shares......................  $           $
                                                              ========    ========

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund pursues its investment objective by investing its assets primarily in high yield debt securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers. To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its Managed Assets) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.

     The Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 20% of its Managed Assets may be invested in securities of foreign issuers traded outside of the U.S. In addition, the Fund may invest up to 20% of its Managed Assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market. Liquid securities purchased by the Fund may subsequently become illiquid.

     In addition to the issuance of the shares of MMP, the Fund may issue additional preferred shares, borrow money and use a variety of additional strategies to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks. See "Investment Objective and Principal Investment Strategies -- Leverage" and "Risk Factors -- Leverage Risk."

     Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate, and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

     The ability of the Fund to make some of the investments described below and in the Statement of Additional Information, such as derivatives, may be limited by the Rating Agency Guidelines. See "Rating Agency Guidelines."

     High Yield Debt Securities. High yield debt securities are rated below investment grade by a nationally recognized statistical rating organization (for example, Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch")), or are unrated debt securities determined to be of comparable quality by Lincoln Capital, at the time of purchase. Debt securities rated below investment grade are commonly referred to as "high yield securities" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. For purposes of the Fund's investment policies relating to credit quality, if a security receives different ratings from two or more nationally recognized securities rating organizations, the Fund will use the rating chosen by Lincoln Capital as most representative of the security's credit quality.

     The Fund will initially attempt to maintain a dollar-weighted average portfolio rating of B to Ba on the Moody's scale or B to BB on the S&P or Fitch scales (or unrated debt securities determined to be of comparable quality by Lincoln Capital). Lincoln Capital anticipates that no more than 20% of Managed Assets will be composed of securities that are rated Caa or lower by Moody's or CCC or lower by S&P or

Fitch (or unrated debt securities determined by Lincoln Capital to be of comparable quality), at the time of purchase. Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of Lehman Brothers Asset Management and Lincoln Capital.

     Corporate Loans. The Fund may invest in corporate loans, including various types of direct obligations of corporate borrowers and loan participations. Corporate loans may be of investment grade quality or below investment grade quality, as determined by Lincoln Capital. Corporate loans determined to be below investment grade will be included in the Fund's calculation of its 80% investment in high yield securities. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. Many corporate loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would fully satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Like debt securities, corporate loans involve a risk of loss in case of default or insolvency of the borrower. However, they may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in corporate loans are not regulated by federal securities laws or the Commission.

     As in the case of other high yield investments, corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P or Fitch), or may be unrated investments determined by Lincoln Capital to be of comparable credit quality. Lower rated corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the borrowers will repay principal or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, such as the prime rate of a U.S. bank. Thus, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of fixed rate, debt obligations as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risk relating to liquidity and pricing. By purchasing a participation interest in a loan, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

     Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.

     The underlying financial assets (such as loans) may be subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

     Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. Equity securities generally represent an ownership interest in a company or the right to purchase such an interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of equity securities held by the Fund.

     Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities. Depending on the relationship of the conversion price of a convertible security to the market value of the underlying equity security into which it may be converted, convertible securities may trade more like equity securities than debt securities.

     Preferred Stocks. The Fund may invest in preferred stocks. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer's common shares. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

     Structured Securities. The Fund may invest in structured securities. The interest rate or the principal amount payable upon the maturity or redemption of those securities may increase or decrease based on reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("References") or the relative change in values of two or more References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a complete loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of risk than other types of fixed income securities.

     Real Estate Investment Trusts. The Fund may invest in real estate investment trusts ("REITs"). REITs are companies that primarily invest in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rent. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. REITs are significantly affected by the market for real estate and the financial results of these companies depend on their management skills and cash flows.

     Derivatives. The Fund may invest in derivatives. A derivative is a financial instrument the value of which is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may, but is not required to, use various types of derivatives as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; or as a substitute for purchasing or selling securities. Use of derivatives is generally accepted as an appropriate portfolio management practice. These instruments are regularly used by many mutual funds and other institutional investors. Although Lincoln Capital may use derivatives to further the Fund's investment objective, no assurance can be given that it will be successful or that this result will be achieved.

     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors or collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred shares issued by the Fund or interest payable on the Fund's borrowings) and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally intends to use derivatives as a portfolio management or hedging technique in seeking: to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio; to facilitate the sale of certain securities for investment purposes; to manage the effective interest rate exposure of the Fund or the effective maturity or duration of the Fund's portfolio; or to establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. These transactions may include the use of derivatives, such as interest rate swaps, to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares issued by the Fund or payable on borrowings by the Fund. See "Investment Objective and Principal Investment Strategies -- Interest Rate Transactions."

     Derivatives have risks, including risks arising from the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the possible illiquidity of positions. Furthermore, the ability to use derivatives successfully depends on Lincoln Capital's ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or at prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may require that the Fund hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. The Fund may invest up to 10% of its Managed Assets in credit default swaps, as measured by the notional amounts of the swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the Fund's aggregate exposure under the credit default swaps of which it is the seller, marked to market on a daily basis. The Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund's Managed Assets. Credit default swaps are contracts in which one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of that obligation. The Fund's obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, and which are discussed in "Investment Objective and Principal Investment Strategies -- Leverage," unless the Fund segregates assets in the form of cash or liquid investments in an amount marked to market on a daily basis equal to its obligation under the swap. Lincoln Capital currently considers credit default swaps to be illiquid.

     A more detailed discussion of derivatives and their risks is contained in the Fund's statement of additional information (the "Statement of Additional Information").

     U.S. Government Securities. U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid.

     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act (or any or rule, order or other relief thereunder). These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including management, advisory and other fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Defensive and Temporary Investments. When changing economic conditions and other factors cause the yield difference between lower rated debt securities and higher rated debt securities to narrow, the Fund may purchase higher rated debt instruments (and invest less than 80% of its Managed Assets in high yield debt securities) if Lincoln Capital believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, for temporary defensive purposes during periods of unusual market or economic conditions, the Fund may invest up to 100% of its Managed Assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other high quality fixed income securities deemed by Lincoln Capital to be consistent with a defensive posture, or in shares of money market funds, or may hold cash. The yield on these investments may be lower than the yield on lower rated debt securities. Subject to obtaining an order from the Commission, the Fund may purchase shares of money market funds that are advised by Lehman Brothers Asset Management or one of its affiliates.

     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under policies adopted by the Fund's board of trustees (the "Board of Trustees"), Lincoln Capital reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty's obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund's custodian for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Lending of Portfolio Securities. In order to earn additional income, the Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Lincoln Capital to be creditworthy under agreements which require that the loans be secured continuously by collateral consisting of cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and will also earn income by investing cash collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but will call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund may lend portfolio securities only to firms that have been approved by Lincoln Capital under procedures adopted by the Board of Trustees. Lincoln Capital will monitor the creditworthiness of approved borrowers. At no time will the value of the securities loaned exceed 33 1/3% of the value of the Fund's Managed Assets. Pursuant to an exemptive order issued by the Commission, the Fund may lend portfolio securities, subject to certain limits and prohibitions, to an entity that is an "affiliated person" (as that term is defined by the 1940 Act, and the rules thereunder) of the Fund.

     Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

THE FUND'S INVESTMENT APPROACH

     Lehman Brothers Asset Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Lehman Brothers Asset Management is authorized to retain one or more sub-advisers to provide some or all of these services. Lehman Brothers Asset Management has retained Lincoln Capital to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio.

     Lincoln Capital takes a disciplined approach to high yield investing on behalf of the Fund by attempting to maintain a portfolio that is diversified across issuers and by investing in a range of industry sectors and maturities. Lincoln Capital believes that significant opportunities for enhancing return occur at turning points in the economic cycle when spreads are likely to be more volatile. Lincoln Capital seeks to anticipate spread movements in response to changes in economic conditions, industry fundamentals, issuer specific financial performance and other issuer specific factors. Investment decisions are based on analysis of historical spread relationships, break-even yield spread analysis and total return projections.

     The Fund's portfolio is invested across industry sectors. Lincoln Capital varies the weightings of different industry sectors within the Fund's portfolio in pursuing the Fund's investment objective. At the time of purchase, the maximum weighting of any industry sector generally does not exceed the lesser of three times the weight of that industry sector's representation in the overall high yield debt market (as determined by Lincoln Capital) or 30% of the Fund's Managed Assets. Lincoln Capital's outlook for the global economy, in conjunction with fundamental credit and industry research, forms the basis for decisions regarding the Fund's sector weightings.

     Lincoln Capital has developed a global economic outlook that takes into consideration such areas as financial conditions and regulatory environments around the world. By assessing areas of economic growth, Lincoln Capital is able to alter industry and quality weightings, and portfolio holdings, in a manner that it believes most appropriate for different phases of the economic cycle.

     Lincoln Capital conducts proprietary credit research to select individual issues. The goal is to enhance returns by purchasing securities that exhibit improving credit fundamentals and avoiding those that experience deterioration in their credit quality. Lincoln Capital seeks to minimize defaults in the Fund's portfolio. As such, research focuses on both the upside potential and the downside risk associated with each investment.

     Independent of the credit rating by rating agencies, Lincoln Capital evaluates securities according to its own rating system. This system includes both quantitative and qualitative measures. Lincoln Capital's proprietary rating system assigns a rating based on a quantitative analysis of an issuer's credit statistics relative to other issuers within the same industry. The assigned rating also takes into consideration qualitative factors, including industry trends, management's track record, the legal and regulatory environment, liquidity and the issuer's growth trends and access to capital. Once a rating is determined, Lincoln Capital estimates the appropriate interest rate spread and will analyze the total return implications under a range of scenarios that reflect the issuer's growth prospects. The Fund purchases the most promising issues based on these fundamental valuation techniques.

LEVERAGE

     The Fund anticipates its total leverage from the issuance of shares of MMP
will be approximately      % immediately after the issuance of shares of MMP.
The shares of MMP will have priority upon distribution of assets over the Common Shares. By issuing preferred shares or borrowing for investment purposes, the Fund is engaging in an investment practice known as leverage. The Fund may also obtain additional funds for investment in the future through issuances of additional preferred shares and borrowings, including by borrowing money from banks or other financial institutions, issuing debt securities or entering into reverse repurchase agreements, each of which strategies will amplify the effects of leverage. The Fund may not be leveraged at all times and the amount of leverage, if any, will vary depending upon a variety of factors, including Lehman Brothers Asset Management's and Lincoln Capital's outlook for the high yield debt market and the anticipated costs of leverage. Use of leverage is a speculative practice and involves significant risks. See "Risk
Factors -- Leverage Risk." There is no assurance that the Fund's leveraging strategies will be successful. The net proceeds of the offering of preferred shares will be invested in accordance with the Fund's investment objective and policies.

     The impact of changes in the value of the Fund's portfolio (including investments purchased with the proceeds of the preferred shares offering) will be borne entirely by the holders of Common Shares. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage resulting from the issuance of preferred shares will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Lehman Brothers Asset Management and Lincoln Capital will be higher than if the Fund did not use leverage because the investment advisory fee will be calculated on the basis of the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares and the aggregate principal amount of any borrowings). Thus, Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage.

     In addition to issuing preferred shares, the Fund may use other strategies to add leverage to the portfolio. These include the use of borrowings, including the borrowing of money from banks or other financial institutions, issuing debt securities and entering into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, it "sells" securities to a broker-dealer or financial institution, and agrees to repurchase those securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. Because these strategies involve leverage, they have the potential to increase the investment return of Common Shares, but also involve additional risks. Leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if leverage were not used.

     Transactions in certain derivatives also involve leverage to the extent they obligate the Fund to make payments or deliver securities to another person. These may include, but are not limited to, transactions in financial futures (and related options), the sale (writing) of options, reverse repurchase agreements and swaps (including credit default swaps). In addition, there are other derivative transactions that do not create such obligations, but which nevertheless have embedded economic leverage (such as the purchase of options and the purchase of structured securities in which the interest or principal payable to the Fund is a multiple of a Reference). These various transactions involve leverage risks similar to those associated with the issuance of preferred shares by the Fund and borrowings.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of derivative instruments and reverse repurchase agreements, to the extent that these instruments or transactions constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets (less liabilities and indebtedness not representing senior securities) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund's total assets, less liabilities and indebtedness not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (plus the aggregate amount of any senior securities of the Fund representing indebtedness) is at least 300% of such principal amount. If the Fund engages in borrowings, it intends, to the extent possible, to prepay all or a portion of the principal amount of its borrowings to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle preferred shareholders to elect a majority of the Trustees of the Fund. Transactions in derivatives and reverse repurchase agreements will not constitute senior securities (and will not be subject to the 1940 Act limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets in an amount at least equal to the amount of its repurchase commitment.

     The Fund also may borrow money to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund will not issue preferred shares or borrow money if, immediately after such issuance or borrowing, total leverage for the Fund exceeds 38% of the Fund's capital. Temporary borrowings in an amount not exceeding 5% of Managed Assets are not subject to this limitation.

INTEREST RATE TRANSACTIONS

     In connection with the Fund's use of leverage through its sale of the shares of MMP offered hereby, sales of additional preferred shares or borrowings, the Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its preferred shares. Such interest rate swaps involve the Fund's agreement with a counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the dividends or interest rate payable by the Fund on preferred shares or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

     Interest rate caps are swaps that would entitle the Fund to receive from a counterparty, if a referenced interest rate exceeds a specified rate, payments of the difference based on the notional amount of such cap. The Fund may also use interest rate swaps and caps to hedge its portfolio holdings of debt securities or to protect against increases in the prices of debt securities that Lincoln Capital anticipates purchasing for the Fund. There can be no assurance, however, that the Fund will use interest rate swaps or caps.

     A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value attributable to Common Shares. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the Common Shares. On the other hand, if such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the Common Shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

     Interest rate caps could enhance the performance of the Common Shares by providing a ceiling to all or part of the Fund's leverage expense during the terms of the cap. However, interest rate caps could also increase the operating expenses of the Fund and adversely affect the performance of the Common Shares in the event that the premium paid by the Fund exceeds the additional amounts the Fund would have been required to pay on its preferred shares or borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

     In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund's fixed rate of payment on the swap, the swap will increase the Fund's operating expenses and reduce common share net earnings. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund's fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund's cost of leverage due to changes in short-term interest rates during the term of the swap.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all of its preferred shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

     The Fund will usually enter into swaps and caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily, or will treat the transaction as a senior security for purposes of applicable 1940 Act limitations. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

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

                                  RISK FACTORS

     An investment in the Fund's shares of MMP involves risk. You can lose money by investing in the Fund. Such an investment should not constitute a complete investment program. Before purchasing shares of MMP, you should consider carefully the following risks that you assume when you invest in the Fund.

RISKS OF INVESTING IN SHARES OF MMP

     Auction Risk. You may not be able to sell your shares of MMP at an Auction if the Auction fails; that is, if there are more shares of MMP offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of shares of MMP wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in shares of MMP may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase shares of MMP in an Auction or otherwise, nor is the Fund required to redeem shares of MMP in the event of a failed Auction. Also, if you place bid orders (orders to retain shares of MMP) at an Auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your shares of MMP. Finally, if you elect to retain shares of MMP without specifying a rate below which you would not wish to continue to hold those shares of MMP, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares of MMP than the market rate. See "Description of Shares of MMP -- The Auction" and "Description of Shares of MMP -- Auction Procedures."

     Ratings and Asset Coverage Risk. While Moody's is expected to assign a rating of "Aaa" to the shares of MMP and S&P is expected to assign a rating of "AAA" to the shares of MMP, the ratings will not eliminate or necessarily mitigate the risks of investing in the shares of MMP. A Rating Agency could downgrade the shares of MMP, which may make your shares less liquid at an Auction or in the secondary market. In addition, the Fund may be forced to redeem your shares of MMP to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem shares of MMP under certain circumstances. See "Description of Shares of MMP -- Redemption." The Fund may not redeem shares of MMP if such a redemption would cause the Fund to fail to meet regulatory or Rating Agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements. A material decline in the Fund's net asset value may impair the Fund's ability to maintain its required levels of asset coverage on the shares of MMP, or, in an extreme case, to pay dividends on shares of MMP. In addition, as a condition to its receipt of "Aaa" and "AAA" ratings on the shares of MMP, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that Lehman Brothers Asset Management or Lincoln Capital believes would benefit the Fund. See "Rating Agency Guidelines" for descriptions of the significance and limitations of the ratings on the shares of MMP and of the asset maintenance and other tests the Fund must meet.

     Secondary Market Risk. Lehman Brothers is not required to maintain a market in shares of MMP. The Broker-Dealers may maintain a secondary trading market in the shares of MMP outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the shares of MMP will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of MMP will not be registered on any stock exchange or on any automated quotation system. If you try to sell your shares of MMP between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the shares of MMP.

     Interest Rate Risk. The shares of MMP pay dividends based on shorter-term interest rates. The Fund's portfolio consists primarily of investments that pay interest or dividends that are based on intermediate- to longer-term rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the shares of MMP may rise so that the amount of dividends to be paid to holders of the shares of MMP exceeds the income from the Fund's portfolio. This could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the shares of MMP and could jeopardize the Fund's ability to pay dividends on MMP.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on the shares of MMP and its Common Shares unless it satisfies certain conditions. See "Description of Shares of MMP -- Restrictions on Dividends and Other Payments." These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. Although the Fund may redeem the shares of MMP if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions will permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code and/or avoid federal excise taxes. See "U.S. Federal Income Tax Matters" in the Statement of Additional Information.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company which has been operational for less
than      months.

     Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund owns securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the ability of issuers to pay interest and repay principal. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may suffer losses on its investments in these securities, which would adversely affect the Fund's net asset value and its ability to make distributions.

     High Yield Debt Securities Risk. Investment in high yield debt securities involves substantial risk of loss. In addition to involving greater credit risk than investment grade obligations, high yield debt securities are more susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield debt securities tend to be very volatile, and these securities are potentially less liquid than investment grade debt obligations. High yield debt securities are subject to the following specific risks:

     - Increased price sensitivity to a deteriorating economic environment;

     - Greater risk of default because high yield debt securities are often unsecured and subordinated to the payment rights of other creditors of issuers;

     - Adverse company specific events are more likely to render an issuer unable to make interest or principal payments and to affect adversely the prices of high yield debt securities; and

     - If a negative perception of the high yield debt market develops, the price and liquidity of high yield debt securities may be depressed. This negative perception could last for a significant period of time.

     Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. See Appendix B to the Fund's Statement of Additional Information for a description of Moody's, S&P's and Fitch's ratings.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than would be the case for an investment grade issuer. The principal amount of high yield debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used these securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the U.S. or global economy enters into a deeper recessionary phase during 2003 or sometime thereafter, or if interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do the market values of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery after a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and to take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield debt securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield debt securities than for investment grade securities. The prices quoted by different dealers may vary significantly and the spread between bid and asked prices may be much larger than for higher quality debt securities. Under adverse market or economic conditions, the secondary market for high yield debt securities could contract further, independent of any specific adverse changes in the condition of particular issuers, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if they were widely traded. Prices realized on the sale of lower rated debt securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value and the Fund may suffer losses on its investments.

     Recent market conditions have caused demand for high yield securities to rise. If demand for high yield securities decreases while the supply remains constant, the prices of high yield debt securities are likely to decline.

     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund invests, the yields and prices of these securities tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund invests in high yield debt securities that are rated C or below by Moody's, S&P or Fitch, the Fund will incur significant risk in addition to the risks associated with investments in high yield debt securities and corporate loans. These distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

     Equity Securities Risk. Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

     Leverage Risk. The Fund's use of leverage through the issuance of preferred shares (including the shares of MMP offered hereby) and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks. There is no assurance that the Fund's leveraging strategies will be successful. If the dividend rate on the shares of MMP exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the shares of MMP would be reduced. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the shares of MMP, payments to holders of shares of MMP in liquidation or otherwise will be subject to the prior payment of obligations relating to such other forms of leverage.

     An increase in interest rates, which would increase the costs of leverage, may be likely because market rates of interest are currently near their lowest levels in recent years.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and, in some cases, covenants that may affect the Fund's ability to pay dividends and distributions on Common Shares. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by the Rating Agency Guidelines or by guidelines of one or more other nationally recognized statistical rating organizations which may issue ratings for the preferred shares or short-term or long-term debt issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See "Rating Agency Guidelines."

     Because the investment advisory fees received by Lehman Brothers Asset Management and Lincoln Capital are based on the Fund's Managed Assets (which include assets attributable to any outstanding preferred shares and the aggregate principal amount of any borrowings), Lehman Brothers Asset Management and Lincoln Capital have a financial incentive to cause the Fund to use leverage.

     Other Risks. The Fund's investment program involves other significant risks, including:

     - Interest Rate Risk. The value of debt securities in the Fund's portfolio generally will decline if interest rates rise. Market interest rates are currently near their lowest levels in many years and there is a risk that the net asset value and market price of the Common Shares will decline if market interest rates rise. The prices of securities that have longer maturities may fluctuate more than the prices of shorter term securities in response to changes in interest rates. Because the Fund's portfolio maturity is expected to be within the intermediate range (2 to 7 years), the net asset value of the Fund and market price of the Common Shares are likely to fluctuate more in response to changes in market rates of interests than if the Fund invested primarily in short-term debt securities.

     - Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund reinvests the proceeds from debt securities that mature or are called in securities that pay lower rates of interest. A decline in income could adversely affect dividends paid by the Fund and the market price or investment return of Common Shares.

     - Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     - Variable and Floating Rate Risk. The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or where there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

     - Management Risk. The Fund is subject to management risk because its investment portfolio will be actively managed. Lincoln Capital's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may or may not prove to be correct.

     - Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. Many market interest rates have recently declined significantly below recent historical averages. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such event. Historical interest rate levels, however, are not necessarily predictive of future interest rate levels.

     - Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties in connection with certain types of investment transactions, including transactions in options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     Convertible Securities Risk. Convertible securities generally pay lower rates of interest or have lower dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of an issuer's equity securities exceeds the conversion price of the issuer's securities convertible into such equity securities, the convertible securities tend to reflect the market price of the issuer's equity securities. As the market price of the issuer's underlying equity securities decline, the convertible securities tend to trade increasingly on a yield basis and thus may not decline in price to the same extent as the equity securities.

     Corporate Loans Risk. The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing.

     By purchasing a participation interest (which represent interests in loans made by a third party), the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if such lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests are designed to give corporate loan investors preferential treatment over investors in an issuer's high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

     Asset-Backed Securities Risk. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk and to extension risk to a greater degree than many other fixed income securities.

     Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

     REITs Risk. Investing in REITs involves certain unique risks in addition to those commonly associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs also are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are exposed to the risk of default by lessees or borrowers. REITs with underlying assets that are concentrated in properties used by a particular industry (such as health care) are also subject to risks associated with that industry. REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If a REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and their securities may trade less frequently and in a more limited volume than securities of larger companies.

     Derivatives Risk. The values of derivatives can be volatile. They may also involve embedded leverage. Thus, a small investment in derivatives can result in a significant loss to the Fund. When a derivative instrument is used for hedging purposes, there is a risk that changes in the derivative's value will not correspond to changes in the value of the investments being hedged. In this event, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative or the counterparty to the transaction defaults on its obligation. Certain derivatives may be illiquid and difficult to value.

     Interest Rate Transactions Risk. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, which could result in a decline in the net asset value of the Common Shares.

     Market Disruption Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the reconstruction cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and reconstruction, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the shares of MMP. The Fund cannot predict the effects of similar events in the future on the U.S. economy or on the markets in which the Fund invests. High yield debt securities tend to be more volatile than investment grade fixed income securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund's Portfolio than on higher rated fixed income securities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the shares of MMP and dividend payments on the shares of MMP may decline and interest payments on Fund borrowings, if any, may increase.

     Liquidity Risk. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund's net asset value. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for a specified period of time. Restricted securities may sell at a price lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the Fund may invest.

     Anti-takeover Provisions. The Fund's Declaration of Trust and Amended By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. These provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Among these provisions are provisions that create staggered terms of office for the Fund's Trustees (the "Trustees"), impose advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and for approving a merger, liquidation, asset sales and similar transactions.

     Foreign Securities Risks. Investing in securities of foreign issuers, including securities of foreign issuers traded in the U.S., involves certain considerations not usually associated with investing in securities of U.S. corporations or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict Lincoln Capital's investment opportunities. Additional costs could be incurred in connection with the Fund's investment in foreign issuers, such as higher brokerage commissions than in the United States and increased custodian expenses. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. In addition, prices of securities denominated in foreign currency will fluctuate in response to changes in the value of that currency relative to the U.S. Dollar. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S.

     Foreign securities in which the Fund may invest include securities of issuers in emerging and developing markets. These issuers and markets present risks not found when investing in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than prices of securities in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the proceeds of a sale of a security may not be received on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

     Potential Conflicts of Interest. The Fund is managed by Lehman Brothers Asset Management and Lincoln Capital, which may also serve as investment advisers to other registered and unregistered funds and other accounts (collectively, the "Lehman/Lincoln Accounts") with investment objectives identical or similar to those of the Fund. Certain investments may meet the investment objectives of both the Fund and the Lehman/Lincoln Accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Lehman/Lincoln Accounts seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Lehman Brothers Asset Management or Lincoln Capital decides to sell on behalf of another account the same portfolio security at the same time. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the Lehman/Lincoln Accounts may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their investment performance will likely differ from that of the Fund.

     Certain Affiliations. Certain broker-dealers, including Lehman Brothers Inc., may be considered to be affiliated persons of the Fund, Lehman Brothers Asset Management or Lincoln Capital. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize an affiliated broker for agency transactions will be subject to restrictions. This could limit the Fund's ability to engage in certain securities transactions and take advantage of market opportunities.

                            RATING AGENCY GUIDELINES

     The Fund is required under Rating Agency guidelines to maintain Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the MMP Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding of the Fund does not satisfy a Rating Agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value for purposes of that Rating Agency. The amount of such assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Rating Agency guidelines also impose limitations on the Fund's investments.

     The Fund is also required under the 1940 Act to maintain, with respect to shares of MMP, asset coverage of at least 200% with respect to senior securities that are stock (as that term is used in the 1940 Act), including the shares of MMP (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock (as used in the 1940 Act) of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act MMP Asset Coverage"). The Fund has agreed with Moody's and S&P that the Fund's auditors must certify once per year, and on a date randomly selected by the auditors, that the Fund is in compliance with the MMP Basic Maintenance Amount and, if requested by such Rating Agency, the 1940 Act MMP Asset Coverage tests.

     In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MMP Basic Maintenance Amount or
(b) the 1940 Act MMP Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the shares of MMP, the Fund will be required by the Amended By-laws to redeem shares of MMP as described under "Description of Shares of MMP -- Redemption -- Mandatory Redemption."

     The Rating Agency guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines limit the Fund's use of futures, options and other derivative transactions for hedging or investment purposes, prevent the Fund from entering into hedging transactions other than S&P Hedging Transactions and Moody's Hedging Transactions, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.

     The Rating Agency guidelines also prohibit the Fund from taking some types of actions unless it has received written confirmation from the Rating Agencies that such actions would not impair the ratings then assigned to the shares of MMP. These actions include changing restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the shares of MMP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.

     The restrictions in the Rating Agency guidelines may limit the Fund's ability to make certain investments that Lehman Brothers Asset Management and Lincoln Capital believe would benefit the Fund. The descriptions of the Rating Agency guidelines in this section and in "Description of Shares of MMP -- Asset Maintenance" are summaries only and are not complete. The Rating Agency guidelines are set forth in their entirety in the Amended By-laws, the form of which has been filed as an exhibit to the Registration Statement of which this prospectus is a part.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal certain of the definitions and related provisions which have been adopted by the Fund pursuant to the Rating Agency guidelines only in the event the Fund receives written confirmation from the Rating Agency or

Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the shares of MMP.

     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of MMP are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of shares of MMP will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and/or the Lehman Brothers Asset Management and its affiliates and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by any rating agency.

     A Rating Agency's guidelines will apply to the shares of MMP only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the shares of MMP. The Fund may at some future time seek to have the shares of MMP rated by an additional or Substitute Rating Agency.

                          DESCRIPTION OF SHARES OF MMP

     The following is a brief description of the terms of the shares of MMP. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and Amended By-laws, including the provisions thereof establishing the shares of MMP. The Declaration of Trust and the form of Amended By-laws establishing the terms of the shares of MMP have been filed as exhibits to the Registration Statement of which this prospectus is a part.

     Shares of MMP will be preferred shares of beneficial interest of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for shares of MMP generally will be a 28-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect to request, subject to certain limitations described herein, upon giving notice to holders of shares of MMP, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will usually be determined by an Auction conducted on the Business Day preceding the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of MMP may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 28 days, Beneficial Owners desiring to continue to hold all of their shares of MMP regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "-- The Auction."

     The nominee of the Securities Depository is expected to be the sole holder of record of shares of MMP. Accordingly, each purchaser of shares of MMP must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the shares of MMP.

     When issued and sold, the shares of MMP will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Additional Information" in the Statement of Additional Information, non-assessable. See "-- Liquidation Rights." The shares of MMP will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The shares of MMP will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "-- Redemption."

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, will be the transfer agent, registrar, dividend paying agent and redemption agent for shares of MMP. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of MMP so long as the Fund is current in the payment of dividends on shares of MMP and on any other shares of beneficial interest of the Fund ranking on a parity with the shares of MMP with respect to the payment of dividends or upon liquidation.

THE AUCTION

  GENERAL

     Holders of the shares of MMP will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of twenty-eight days, subject to certain exceptions set forth under "-- Dividends -- General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Amended By-laws establishing the terms of the shares of MMP offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended By-laws in which persons determine to hold or offer to purchase or sell the shares of MMP. The Auction Procedures are attached as Appendix A to the Statement of Additional Information. Each periodic operation of such procedures with respect to the shares of MMP is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on the shares of MMP or the redemption price of any shares of MMP called for redemption, the Applicable Rate for the shares of MMP will be determined as set forth under "-- Dividends -- Non-Payment Period; Late Charge."

  AUCTION AGENCY AGREEMENT

     The Fund will enter into the Auction Agency Agreement with the Auction Agent, which will provide, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for shares of MMP. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.

     The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

  BROKER-DEALER AGREEMENTS

     The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which will provide for the participation of such Broker-Dealers in Auctions and pursuant to which such Broker-Dealers agree to follow the Auction Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party.

  SECURITIES DEPOSITORY

     The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of MMP. All of the shares of shares of MMP initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the shares of MMP contained in the Amended By-laws. Cede & Co. initially will be the holder of record of all shares of MMP, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix A (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the shares of MMP held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of shares of MMP will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

     The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified in its entirety by reference to the Auction Procedures set forth in Appendix A to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the Statement of Additional Information.

  AUCTION DATE

     An Auction to determine the Applicable Rate for the shares of MMP offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) generally will be held on the Business Day next preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred
to herein as an "Auction Date"). The initial Auction Date will be           ,
2003. Auctions for the shares of MMP for Dividend Periods after the Initial
Dividend Period normally will be held every fourth           and each subsequent
Dividend Period normally will begin on the following (each also being a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "-- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

  ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS

     On or prior to the Submission Deadline on each Auction Date for shares of
MMP:

          (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

             (i) "Hold Order" -- indicating the number of outstanding shares of MMP, if any, such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

             (ii) "Bid" -- indicating the number of outstanding shares of MMP, if any, that Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding

        Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

             (iii) "Sell Order" -- indicating the number of outstanding shares of MMP, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period for such shares; and

          (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of MMP to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of MMP which they offer to purchase if the Applicable Rate for the next succeeding Dividend Period is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of MMP then held by such Beneficial Owner, as well as Bids for additional shares of MMP. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional shares of MMP in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

     The "Maximum Applicable Rate," on any date on which the Applicable Rate is determined for shares of MMP, will be the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the MMP Basic Maintenance Amount. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

     The Maximum Applicable Rate for shares of MMP will depend on the credit rating assigned to shares of MMP. The "Applicable Percentage" will be determined based on the lower of the credit ratings assigned on such date to such shares by Moody's and S&P, such Applicable Percentage as so determined further subject to adjustment by the Board of Trustees as described in the preceding paragraph, as follows:

   MOODY'S           S&P        APPLICABLE
CREDIT RATING   CREDIT RATING   PERCENTAGE
-------------   -------------   ----------
Aa3 or above    AA- or above       150%
  A3 to A1        A- to A+         200%
Baa3 to Baa1    BBB- to BBB+       250%
 Below Baa3      Below BBB-        275%

     There is no minimum Applicable Rate in respect of any Dividend Period.

     The Fund will take all reasonable action necessary to enable Moody's and S&P to provide ratings for shares of MMP. If such ratings are not made available by Moody's and/or S&P, Lehman Brothers or its affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as Substitute Rating Agencies.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

     A Broker-Dealer also may hold shares of MMP in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MMP held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MMP held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see
"-- Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement."

     If one or more Orders covering in the aggregate all of the outstanding shares of MMP held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold Order (in the case of an Auction relating to a 28-Day Dividend Period or a Special Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of MMP held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

     If all of the outstanding shares of MMP are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all of the shares of MMP will be 80% of the Reference Rate on the date of the applicable Auction.

     For the purposes of an Auction, the shares of MMP for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "-- Redemption," will not be considered outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.

     Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.

  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for shares of MMP to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) the Existing Holder or Potential Holder in respect of the shares of MMP subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.

     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of one percent.

     If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of MMP held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (i) any Hold Order will be considered valid up to and including the number of outstanding shares of MMP held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of MMP subject to such Hold Orders exceeds the number of outstanding shares of MMP held by such Existing Holder, the number of shares of MMP subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of MMP held by such Existing Holder;

          (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of MMP held by such Existing Holder over the number of outstanding shares of MMP subject to any Hold Order referred to in clause
     (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause
     (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

          (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of MMP held by such Existing Holder over the sum of the number of shares of MMP subject to Hold Orders referred to in clause (i) above and the number of shares of MMP subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of MMP subject to such Sell Orders is greater than such excess, the number of shares of MMP subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of MMP equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of MMP therein specified.

  DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE
  RATE

     Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of MMP over the number of outstanding shares of MMP subject to Submitted Hold Orders (such excess being referred to as the "Available Shares of MMP") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of MMP that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available Shares of MMP. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the shares of MMP then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding shares of MMP are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 28-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their shares of MMP subject to such Submitted Sell Orders. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

  ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations described under "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of shares of MMP will sell, continue to hold and/or purchase shares of MMP as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of MMP subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of MMP subject to such Submitted Bid or Submitted Sell Order;

          (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bid;

          (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of MMP subject to such Submitted Bid;

          (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bids, unless the number of outstanding shares of MMP subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available Shares of MMP over the number of shares of MMP accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of MMP determined on a pro rata basis based on the number of outstanding shares of MMP subject to all such Submitted Bids of such Existing Holders; and

          (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available Shares of MMP not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of MMP subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of MMP are the subject of Submitted Hold Orders):

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of MMP subject to such Submitted Bid;

          (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of MMP subject to such Submitted Bid; and

          (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of MMP determined on a pro rata basis based on the outstanding shares of MMP subject to all such Submitted Bids and Submitted Sell Orders.

     If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of MMP being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole Preferred Share. If any Potential Holder would be entitled or required to purchase less than a whole Preferred Share, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of MMP for purchase among Potential Holders so that only whole shares of MMP are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of MMP.

  NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of MMP by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of MMP as a result of the Auction and will advise each customer purchasing or selling shares of MMP to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of MMP as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the shares of MMP. The Auction Agent will record each transfer of shares of MMP on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the Business Day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of MMP as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to shares of MMP shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the shares of MMP are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling shares of MMP in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of MMP in such Auction may deliver to such person a number of whole shares of MMP that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of MMP to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Beneficial Owner or Potential Beneficial Owner or their respective Agent Members to deliver shares of MMP or to pay for shares of MMP purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

  GENERAL

     The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of MMP placed by such Broker-Dealer at such Auction. The service charge
(i) for any 28-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of MMP placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the shares of MMP will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of any of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner's continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner's purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of shares of MMP, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

  SECONDARY MARKET TRADING AND TRANSFERS OF SHARES OF MMP

     The Broker-Dealers may maintain a secondary trading market in the shares of MMP outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the shares of MMP will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The shares of MMP will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for shares of MMP, likely will have an adverse effect on the secondary market price of such shares of MMP, and a selling shareholder may sell shares of MMP between Auctions at a price per share of less than $25,000.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MMP only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of MMP from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.

DIVIDENDS

  GENERAL

     The holders of shares of MMP will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the dates set forth below. Dividends on the shares of MMP so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares.

     Dividends on shares of MMP will accumulate from the date on which the Fund originally issues the shares of MMP (the "Date of Original Issue") and will be payable on the shares of MMP on the dates described below. Dividends of shares of MMP with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on shares of MMP will be payable, at the option of the Fund, either
(i) with respect to any 28-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or
(ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. The Board of Trustees before authorization of a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of MMP set forth in the Declaration of Trust or Amended By-laws. The Initial Dividend Period, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

     Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the shares of MMP on the Dividend Payment Date, which holder is expected to be the nominee of the Securities Depository. See "-- The Auction -- Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the shares of MMP first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of the shares of MMP will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "-- Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the shares of MMP which may be in arrears.

     The amount of cash dividends per Preferred Share payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per Preferred Share payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. See "U.S. Federal Income Tax Matters."

  NOTIFICATION OF DIVIDEND PERIOD

     The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for shares of MMP will be a number of days (other than twenty-eight), up to 364 days in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the shares of MMP and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the shares of MMP. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the shares of MMP during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the shares of MMP, (iv) industry and financial conditions which may affect the shares of MMP, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the shares of MMP would remain or become beneficial holders.

     After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's and S&P (and will provide such notice to any Substitute Rating Agency then rating the shares of MMP). The Fund will not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period has been given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act MMP Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets with an aggregate Discounted Value at least equal to the MMP Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the shares of MMP with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third

Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P (or any Substitute Rating Agency then rating the shares of MMP). If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 28-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 28-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 28-Day Dividend Period. If an Auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been a Dividend Payment Date or an Auction Date not to be a Business Day, then the length of the Dividend Period relating to such Dividend Payment Date shall be extended by twenty-eight days (or a multiple thereof if necessary because of such unforeseen event or events) (an "Extension Period"), the Applicable Rate for such Extension Period shall be the Applicable Rate for the Dividend Period so extended and the Dividend Payment Date for such Dividend Period shall be the first Business Day next succeeding the end of such Extension Period. Solely for purposes of (1) the foregoing sentence, (2) the proviso in clause (i) of the definition of "Non-Payment Period" under "-- Non-Payment Period; Late Charge" below and (3) the second parenthetical in the fifth sentence of the same paragraph in which "Non-Payment Period" is defined, any day on which banks in New York City generally are closed, for any reason, while the New York Stock Exchange remains open for trading and any day which otherwise would be a Business Day as defined in the Amended By-laws on which the Auction Agent is closed for business, for any reason, shall be considered a day which is not a Business Day.

  DETERMINATION OF DIVIDEND RATE

     The dividend rate on shares of MMP during the period from and including the Date of Original Issue for the shares of MMP to but excluding the Initial Dividend Payment Date for shares of MMP (the "Initial Dividend Period") will be the rate per annum set forth on the inside of the front cover page hereof. Commencing on the Initial Dividend Payment Date for shares of MMP, the Applicable Rate on shares of MMP for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "Dividends -- General."

  NON-PAYMENT PERIOD; LATE CHARGE

     A "Non-Payment Period" for shares of MMP will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the shares of MMP payable on such Dividend Payment Date, provided, however, that if the Fund is not able to make such declaration in compliance with the foregoing because an unforeseen event or unforeseen events causes or cause a day that otherwise would have been a Business Day not to be a Business Day, then the Fund may make such declaration on the Business Day immediately preceding the Dividend Payment Date, if possible, or, if not possible, on the Dividend Payment Date, and in such case the Fund shall not be deemed to have failed to declare a dividend otherwise required to be declared, or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of MMP called for redemption, the Mandatory Redemption Price per share of such shares of MMP or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the shares of MMP will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the shares of MMP. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the shares of MMP, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of and during, but not after the end of, a Non-Payment Period shall be a 28-Day Dividend Period. Any dividend on the shares of MMP due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period (excluding any days that would have been Business Days but for the occurrence of any unforeseen event or unforeseen events that caused such days not to be Business Days) divided by 365, and in such case such period shall not constitute a Non-Payment Period; provided, however, that the Fund shall not be required to pay any late charge if it declares a dividend on the Dividend Payment Date or the Business Day immediately preceding such Dividend Payment Date in accordance with clause (i) of the definition of "Non-Payment Period" and deposits payment for such dividend as contemplated by clause (ii)(A) of the definition of "Non-Payment Period" on or before the second Business Day succeeding the day on which the dividend was declared. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of MMP on the date set for such redemption, the preceding sentence shall not apply, and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 300% of the applicable Reference Rate, provided that the Board of Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and each of Moody's and S&P (or any Substitute Rating Agency) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the shares of MMP.

  RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to all senior securities, including the outstanding shares of MMP would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code, which would have adverse tax consequences for shareholders. See "U.S. Federal Income Tax Matters." Upon any failure to pay dividends on the shares of MMP for two years or more, the holders of the shares of MMP will acquire certain additional voting rights. See
"-- Voting Rights" below.

     For so long as any shares of MMP are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of MMP as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of MMP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to shares of MMP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with shares of MMP as to dividends and upon liquidation), unless and only if (A) immediately after such transaction, the Fund would have Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount, and the 1940 Act MMP Asset Coverage (see "-- Asset Maintenance" and
"-- Redemption" below) would be satisfied, (B) full cumulative dividends on the shares of MMP due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (C) the Fund has redeemed the full number of shares of MMP required to be redeemed by any provision for mandatory redemption contained in the Amended By-laws.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-laws. These requirements are summarized below.

  1940 ACT MMP ASSET COVERAGE

     The Fund will be required under the Amended By-laws to maintain, with respect to the shares of MMP, as of the last Business Day of each month in which any shares of MMP are outstanding, the 1940 Act MMP Asset Coverage. If the Fund fails to maintain the 1940 Act MMP Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of MMP. See "-- Redemption" below.

     The 1940 Act MMP Asset Coverage immediately following the issuance of shares of MMP offered hereby (after giving effect to the deduction of the sales load and offering expenses for the shares of MMP), computed using the Fund's net
assets as of           , 2003, and assuming the shares of MMP had been issued as
of such date, will be as follows:

    Value of the Fund's total assets less all
                    liabilities
    and indebtedness not represented by senior
                     securities
--------------------------------------------------       ------
                                                     =           = %
 Senior securities representing indebtedness plus
    liquidation value of the Preferred Shares

  MMP BASIC MAINTENANCE AMOUNT

     So long as the shares of MMP are outstanding and any Rating Agency so requires, the Fund will be required under the Amended By-laws to maintain as of the last Business Day of each week, or such other date as the Fund and the Rating Agencies may agree to for purposes of determining the MMP Basic Maintenance Amount (a "Valuation Date"), Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the MMP Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "MMP Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of MMP. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a

Discounted Value at least equal to the MMP Basic Maintenance Amount on or prior to the MMP Basic Maintenance Cure Date. See "-- Redemption."

     The "MMP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of (i)(A) the product of the number of shares of MMP outstanding on such date multiplied by $25,000, plus any redemption premium applicable to shares of MMP then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MMP outstanding that follow such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of shares of MMP outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 28-Day Dividend Period to commence on such Dividend Payment Date, multiplied by the Volatility Factor (except that (1) if such Valuation Date occurs during a Non-Payment Period, the dividend for purposes of calculation would accumulate at the current Non-Payment Period Rate and (2) for those days during the period described in this clause (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such Applicable Rate in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payment to the shares of MMP; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1 or P-1 by Moody's, and short-term securities that are the direct obligation of the U.S. Government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(E) becomes payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(E).

     For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the MMP Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund either that are exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value of the assets subject to the option and (B) the exercise price of the call option written by the Fund;
(ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the assets subject to the option; (iv) futures contracts shall be valued at the lesser of (A) the settlement price and (B) the Discounted Value of the assets subject to the futures contract, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the assets subject to the futures contract; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

     In addition, for purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the MMP Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund to the extent the relevant asset is a Moody's Eligible Asset, as applicable: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract;
(iv) where the Fund is the purchaser under a financial futures contract, any amounts payable by the Fund under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.

     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the shares of MMP. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related Discount Factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the MMP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from Moody's and S&P, or any Substitute Rating Agency, that any such changes would not impair the ratings then assigned to the shares of MMP by Moody's and S&P or any such Substitute Rating Agency.

     In certain circumstances, the Fund may be required to deliver to Moody's and S&P reports with respect to, among other things, the compliance by the Fund with the MMP Basic Maintenance Amount test.

REDEMPTION

  OPTIONAL REDEMPTION

     To the extent permitted under the 1940 Act and under Delaware law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the shares of MMP, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice; provided that no shares of MMP may be redeemed at the option of the Fund during
(a) the Initial Dividend Period with respect to the shares of MMP or (b) a Non-Call Period to which such shares are subject. "Optional Redemption Price" means $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. Subject to applicable law, the Fund has the authority to redeem the shares of MMP for any reason and may redeem all or part of the outstanding shares of MMP if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

  MANDATORY REDEMPTION

     Under the Amended By-laws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, some or all of the shares of MMP to the extent permitted under the 1940 Act and Delaware law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Eligible Assets with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount or to satisfy the 1940 Act MMP Asset Coverage and such failure is not cured on or before the MMP Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for shares of MMP means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. The number of shares of MMP to be redeemed will be equal to the lesser of (a) the minimum number of shares of MMP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other preferred shares of beneficial interest of the Fund subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount or satisfaction of the 1940 Act MMP Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of MMP then outstanding will be redeemed), and (b) the maximum number of shares of MMP, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of MMP required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount or satisfaction of the 1940 Act MMP Asset Coverage, as the case may be, pro rata among shares of MMP and other preferred shares of beneficial interest of the Fund subject to redemption pursuant to provisions similar to those set forth below; provided that shares of MMP that may not be redeemed at the option of the Fund because of the designation of a Non-Call Period applicable to such shares
(A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and
(B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares' having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MMP which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those shares of MMP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

  GENERAL

     If the shares of MMP are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of MMP (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 15 nor more than 40 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of MMP to be redeemed, (iii) the redemption price, (iv) the place or places where shares of MMP are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Amended By-laws pursuant to which such shares are being redeemed. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If fewer than all of the outstanding shares of MMP are to be redeemed, the shares to be redeemed will, unless otherwise required by the Fund's Amended By-laws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of MMP, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of shares of MMP to be redeemed, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.

     If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of MMP as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of MMP so called for redemption may look only to the Fund for payment thereof.

     So long as any shares of MMP are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of MMP shall be subject to optional redemption unless (i) all dividends in arrears on the outstanding shares of MMP, and all shares of beneficial interest of the Fund ranking on a parity with the shares of MMP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) redemption thereof would not result in the Fund's failure to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount.

LIQUIDATION RIGHTS

     Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of MMP will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of shares of MMP, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of shares of MMP will be entitled to no other payments. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding shares of MMP and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the shares of MMP as to payment upon liquidation, then such assets will be distributed among the holders of shares of MMP and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidation distribution to which they are entitled, the holders of shares of MMP will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated in this prospectus and except as otherwise required by the Declaration of Trust, the Amended By-laws or applicable law, holders of shares of MMP will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other preferred shares of beneficial interest of the Fund as a single class.

     In connection with the election of the Trustees, holders of the shares of MMP and any other preferred shares, voting as a separate class, shall be entitled at all times to elect two of the Trustees, and the remaining trustees will be elected by holders of Common Shares and shares of MMP and any other preferred shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of MMP are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends, or if at any time holders of any preferred shares are entitled, together with the holders of shares of MMP, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of MMP and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected until all dividends in arrears have been paid or otherwise provided for, the holders of the shares of MMP and any other preferred shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue, unless otherwise terminated pursuant to the Declaration of Trust or the Amended By-laws. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of MMP and any other preferred shares for all past Dividend Periods, the additional voting rights of the holders of shares of MMP and any other preferred shares as described above shall cease, and the terms of office of all of the additional trustees, if any, elected by the holders of shares of MMP and any other preferred shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of shares of MMP and any other preferred shares have the right to elect in any event) will terminate automatically.

     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of MMP and any other preferred shares, voting together as one class, will be required to (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the shares of MMP or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of shares of MMP or another class of preferred shares which are substantially identical in all respects to the shares of MMP or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-laws of holders of shares of MMP or any other preferred shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of shares of MMP are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust or the Amended By-laws of a holder of shares of a series of shares of MMP differently from those of a holder of shares of any other series of shares of MMP without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of MMP of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from Moody's and S&P (or any applicable Substitute Rating Agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the shares of MMP by such Rating Agency. Unless a higher percentage is provided for under the Declaration of Trust or the Amended By-laws, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of MMP and any other preferred shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. To the extent permitted under the 1940 Act, in the event shares of more than one series of shares of MMP are outstanding, with respect to any action requiring shareholder approval pursuant to the operation of the Declaration of Trust, the affirmative vote of at least seventy-five percent of the shares of MMP of each series outstanding at such time (each such series voting separately as a class) shall also be required. The class (and, where applicable, series) vote of holders of shares of MMP and any other preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and shares of MMP and any other preferred shares, voting together as a single class, necessary to authorize the action in question. See "Certain Provisions in the Declaration of Trust and Amended By-laws."

     The foregoing voting provisions will not apply to the shares of MMP if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information.

INVESTMENT ADVISER

     Lehman Brothers Asset Management, a Delaware corporation, serves as the Fund's investment adviser. Lehman Brothers Asset Management is located at 399 Park Avenue, New York, NY 10022. Lehman Brothers Asset Management and Lincoln Capital are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., and are affiliated with Lehman Brothers Inc., the Fund's principal underwriter. Lehman Brothers Holdings Inc. is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients and customers. Lehman Brothers Holdings Inc. offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives and needs. Lehman Brothers Holdings Inc. and its affiliates managed
over $     billion of client assets as of           , 2003.

     Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), Lehman Brothers Asset Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Lehman Brothers Asset Management is authorized, at its own expense and subject to the approval of the Board of Trustees and the Fund's shareholders, to retain one or more sub-advisers to provide any or all of the services required to be provided by Lehman Brothers Asset Management under the Advisory Agreement or to assist Lehman Brothers Asset Management in providing those services.

     Under the Advisory Agreement, the Fund pays Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee"). Because the fee paid to Lehman Brothers Asset Management is determined on the basis of the Fund's Managed Assets and the use of leverage may increase Managed Assets, Lehman Brothers Asset Management's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

     Under the terms of the Advisory Agreement, Lehman Brothers Asset Management will pay all expenses it incurs in providing services to the Fund. The Advisory Agreement also provides that the Fund will pay all of its own operating expenses, including but not limited to: (a) fees and expenses for bookkeeping;
(b) fees and expenses of auditors; (c) fees and expenses of any custodian, transfer agent, and registrar appointed by the Fund; (d) issue and transfer taxes payable by the Fund in connection with its securities transactions; (e) fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) fees and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees who are not employed by Lehman Brothers Asset Management or one of its affiliates; (j) fees and other expenses of listing the Fund's shares on any national stock exchange; (k) all investment related expenses, including brokerage and underwriting commissions; (l) interest; (m) taxes; (n) organizational expenses and offering costs; and (o) any extraordinary expenses.

SUB-ADVISER

     Lehman Brothers Asset Management has retained Lincoln Capital, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement"). Lincoln Capital is located at 200 S. Wacker Drive, Suite 2100, Chicago, Illinois 60606. Lincoln Capital and its predecessors have been providing fixed income investment advisory services since 1981. Lincoln Capital is a direct, wholly-owned subsidiary of Lehman Brothers Holdings Inc. As of
          , 2003, Lincoln Capital had approximately $     billion of client
assets under management, with approximately $     billion of client assets
invested in high yield securities.

     As the Fund's sub-adviser, Lincoln Capital has agreed to, subject to the supervision of Lehman Brothers Asset Management: (i) provide the Fund with investment research, advice and supervision; (ii) furnish the Fund with an investment program consistent with the Fund's investment objective and policies;
(iii) manage the Fund's investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund;
(iv) provide statistical, research and other factual data for use in connection with the Fund's investment program; (v) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions; (vi) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of Lincoln Capital provided to the Fund are provided in a manner consistent with the investment objective, policies and restrictions of the Fund and with the requirements of applicable laws and regulations; (vii) provide or maintain such facilities as may be necessary in rendering its services; (viii) report to Lehman Brothers Asset Management and the Board of Trustees on the Fund's investments and performance; and (ix) provide all other services that Lehman Brothers Asset Management may reasonably deem necessary or convenient to the foregoing. Lehman Brothers Asset Management pays Lincoln Capital a monthly sub-advisory fee (the "Sub-Advisory Fee") calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

INVESTOR SERVICING AGENT AND DISTRIBUTION AND MARKETING AGENT

     First Trust Portfolios L.P. ("First Trust"), pursuant to a servicing agreement with the Fund, serves as the Fund's investor servicing agent. In such capacity, First Trust is responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust assists in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and replies to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund pays First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets.

     First Trust also served as the Fund's distribution and marketing agent in connection with the offering of the Common Shares pursuant to an underwriter participation agreement with the Fund and Lehman Brothers Asset Management. As the Fund's distribution and marketing agent, First Trust provides after-market support services designed to maintain the visibility of the Fund on an ongoing basis. For services provided by First Trust as distribution and marketing agent, Lehman Brothers Asset Management pays First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed Assets. The sum of the fees payable to First Trust pursuant to the underwriter participation agreement and the servicing agreement and the sales load and expenses paid to the underwriters in connection with the offering of the Common Shares will not exceed 9% of the aggregate initial offering price of the Common Shares.

PORTFOLIO MANAGEMENT TEAM

     Day-to-day management of the Fund's portfolio will be the responsibility of a team of portfolio management professionals from the High Yield Team of Lincoln Capital, which includes specialized industry analysts responsible for various sectors. The team is led by Ann H. Benjamin. Senior members of the team are:

     ANN H. BENJAMIN, Managing Director, joined the Lincoln Capital team in 1997. Ann came to Lincoln Capital with 16 years of experience in the investment business, including eight years at Stein Roe where she managed the Stein Roe Income Fund, the Stein Roe High Yield Fund and $3.5 billion in insurance assets. Other experience includes international and emerging market debt. Ann is a graduate of Chatham College and has a Master's degree from Carnegie Mellon University. She is active with the St. Joseph's Carondelet Child Center in Chicago.

     BASIL G. CHALTAS, JR., Senior Vice President, joined the Lincoln Capital team as a high yield analyst in 1998. Basil has had over 15 years of experience in private financing and high yield research. Prior to joining Lincoln Capital he had been a senior manager in AT&T's mergers and acquisitions group responsible for structuring and negotiating a variety of start-up investments and joint ventures within the communications industry. Basil has a BA in Engineering and Economics from Brown University and an MBA in finance from Northwestern University.

     STEVAN F. COULTER, Senior Vice President, joined the Lincoln Capital team in 1997. Previously, Steve had spent 16 years in fixed income research, including 13 years at Stein Roe, two at Calamos Asset Management and one at Zurich Kemper Investments. He has a BA in Economics and an MBA in Finance from Northwestern University. Steve has been awarded the Chartered Financial Analyst designation.

     SHEILA HANLEY, Senior Vice President, joined the Lincoln Capital team in 2000 after eight years at Van Kampen Merritt where she focused on emerging markets. Sheila has a BS in Foreign Service from Georgetown University, an MA in International Relations from The University of Chicago, and an MBA from Northwestern University. She has been awarded the Chartered Financial Analyst designation. Sheila has both studied and taught in China and travels extensively.

     THOMAS P. O'REILLY, Senior Vice President, joined the Lincoln Capital team in 1997 as a high yield analyst. Tom had previously been a high yield analyst at Stein Roe and BankAmerica for eight years. He has a BS in Finance from Indiana University, an MBA from Loyola University, and has been awarded the Chartered Financial Analyst designation. Tom is actively involved with the St. Joseph's Carondelet Child Center in Chicago.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of shares of MMP. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, the Fund must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its interest income excludable from gross income, if any, over certain disallowed deductions, then the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. In addition, a 4% excise tax may be imposed on the Fund, if, in a particular calendar year, the Fund fails to distribute the sum of 98% of its ordinary income for the calendar year and 98% of its net capital gains for a twelve-month period, generally ending on October 31 of such year, plus undistributed amounts from prior years on which the Fund did not pay federal income tax. If for any taxable year the Fund does not qualify as a regulated investment company, then it will be treated as a corporation subject to U.S. federal income tax.

     The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     In general, dividends from investment company taxable income are taxable as ordinary income (at a maximum U.S. federal income tax rate of 35%, except as noted below), and designated dividends from net capital gain ("capital gain dividends"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed to individuals at the rates applicable to long-term capital gain provided that certain holding period and other requirements are met at both the shareholder and Fund levels. In general, the maximum long-term capital gain rate applicable to individuals is 15% for such taxable years. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     In order for any portion of any distributions to holders of shares of MMP to be eligible to be treated as capital gain dividends, the shares of MMP must be treated as equity for U.S. federal income tax purposes. Based in part on certain representations made by the Fund to Schulte Roth & Zabel LLP relating to the lack of any present intention to redeem or purchase shares of MMP at any time in the future, it is the opinion of Schulte Roth & Zabel LLP that the shares of MMP will constitute equity for U.S. federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the shares of MMP represents equity. The opinion of Schulte Roth & Zabel LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the shares of MMP should be treated as debt for U.S. federal income tax purposes, all distributions on shares of MMP (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income. Schulte Roth & Zabel LLP has advised the Fund that, should the IRS pursue in court the position that the shares of MMP should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail. The remainder of this discussion assumes that the shares of MMP will be treated as equity.

     To the extent that the Fund has ordinary income from its investments in debt securities and loans, dividends distributed to individual shareholders from such income generally will not qualify for the tax rates applicable to qualified dividends. Dividend distributions to individual shareholders from the Fund's investment company taxable income may qualify for such rates to the extent that such income is attributable to qualified dividend income from the Fund's investment in the stock of certain U.S. corporations and non-U.S. corporations. Corporate shareholders may be entitled to the 70% dividends received deduction for certain dividend distributions, provided that certain holding period and other requirements are met at both the shareholder and Fund levels.

     The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each class of preferred shares (including the shares of MMP) in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for
(a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among such classes.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to a credit for their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any capital gain dividends (or undistributed capital gains) with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 28% through 2010 (a higher rate may apply after such date) on reportable payments, including dividends and capital gain distributions, paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

     The Fund calculates the net asset value of its Common Shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m., Eastern Standard Time). For purposes of determining the net asset value of a common share, the value of securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of Common Shares outstanding at such time. The Fund's expenses, including fees payable to Lehman Brothers Asset Management, First Trust and Investors Bank are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Lehman Brothers Asset Management to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined in accordance with procedures approved by the Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when Lehman Brothers Asset Management determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

     Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is a statutory trust established under the laws of the State of Delaware by the Declaration of Trust. The Declaration of Trust provides that the Board of Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Board of Trustees has authorized an unlimited number of
common shares of beneficial interest and           preferred shares of
beneficial interest           . Preferred shares (such as the shares of MMP) may
be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the shares of MMP, see "Description of Shares of MMP." The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized
securities of the Fund as of           , 2003.

                                                              AMOUNT HELD BY
                                                   AMOUNT     THE FUND OR FOR     AMOUNT
TITLE OF CLASS                                   AUTHORIZED     ITS ACCOUNT     OUTSTANDING
--------------                                   ----------   ---------------   -----------
Common Shares..................................  Unlimited          N/A
MMP............................................                     N/A              0

     Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither holders of Common Shares nor holders of preferred shares have pre-emptive or conversion rights or give shareholders the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

     Pursuant to the Fund's Dividend Reinvestment Plan, all holders of Common Shares whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by Investors Bank, as agent for the Common Shareholders, unless the shareholder elects to receive cash. The Fund and Investors Bank reserve the right to amend or terminate the Dividend Reinvestment Plan.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding shares of MMP or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of Shares of MMP -- Voting Rights" and except as otherwise required by the Declaration of Trust, the Amended By-laws or applicable law.

     Preferred shareholders are entitled to one vote for each share held. Except as provided under "Description of Shares of MMP -- Voting Rights" and except as otherwise required by the Declaration of Trust, the Amended By-laws or applicable law, holders of shares of MMP (voting as a separate class) are entitled to elect two trustees, and the remaining trustees shall be elected by holders of Common Shares and shares of MMP, voting as a single class.

     So long as any shares of MMP or any other preferred shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on shares of MMP or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of senior securities representing indebtedness and at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the shares of MMP from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Shares of MMP -- Dividends -- Restrictions on Dividends and Other Payments."

     The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     Common shares of the Fund commenced trading on the New York Stock Exchange
on July 28, 2003. At           , 2003, the net asset value per share of Common
Shares was $          , and the closing price per share of Common Shares on the
New York Stock Exchange was $          . The Fund intends to hold annual
meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

OTHER ISSUES RELATING TO SHARES OF MMP

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of preferred shares have pre-emptive rights to purchase any shares of MMP or any other preferred shares that might be issued.

                           CERTAIN PROVISIONS OF THE
                    DECLARATION OF TRUST AND AMENDED BY-LAWS

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a majority of Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

     - A merger or consolidation or statutory share exchange of the Fund with any other corporations;

     - A sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     - A liquidation or dissolution of the Fund.

Unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the Amended By-laws, in which case the affirmative vote of the holders of a majority of the Fund's shares entitled to be voted on the matter is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of the holders of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the affirmative vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the Amended By-laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on the New York Stock Exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

     In addition, the Declaration of Trust requires approval by a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case approved by a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - The merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - The issuance of any securities of the Fund to any Principal Shareholder for cash;

     - The sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

     - The sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1 million, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Declaration of Trust and Amended By-laws provide that the Board of Trustees has the power, to the extent the Amended By-laws do not reserve the right to the shareholders, to make, alter or repeal any of the Amended By-laws, subject to the requirements of applicable law. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of the holders of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Amended By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the Amended By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the Amended By-laws.

                                  UNDERWRITING

     Lehman Brothers Inc. is acting as Underwriter in this offering. Lehman Brothers has agreed, subject to the terms and conditions contained in the underwriting agreement between the Underwriter and the Fund, Lehman Brothers Asset Management and Lincoln Capital dated the date hereof (a copy of which is filed as an exhibit to the Registration Statement of which this Prospectus is a part), to purchase from the Fund, and the Fund has agreed to sell to Lehman Brothers, the shares of MMP offered hereby.

     The underwriting agreement provides that Lehman Brothers is obligated to purchase, subject to certain conditions, all of the Fund's shares of MMP being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (i) the representations and warranties made by the Fund to Lehman Brothers are true; (ii) there has been no material change in the financial markets; and (iii) the Fund, Lehman Brothers Asset Management and Lincoln Capital deliver customary closing documents to Lehman Brothers.

SALES LOAD AND EXPENSES

     Lehman Brothers has advised the Fund that it proposes to offer the shares of MMP directly to the public at the public offering price presented on the cover page of this prospectus, and to selected dealers, that may include Lehman Brothers, at the public offering price less a selling concession not in excess of $ per share. The sales load of $ per share is equal to % of the initial offering price. Lehman Brothers may allow, and the selected dealers may re-allow, a concession not in excess of $ per share to brokers and dealers.
Investors must pay for any shares of MMP purchased on or before           ,
2003. After the offering, Lehman Brothers may change the offering price and other selling terms.

INDEMNIFICATION

     The Fund, Lehman Brothers Asset Management and Lincoln Capital have agreed to indemnify Lehman Brothers against certain liabilities relating to this offering, including liabilities under the Securities Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that Lehman Brothers may be required to make for those liabilities.

LISTING

     The shares of MMP, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the shares of MMP outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the shares of MMP will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The Fund has been advised by Lehman Brothers that Lehman Brothers currently intends to make a market in the shares of MMP, as permitted by applicable laws and regulations. However, Lehman Brothers is not obligated to make a market in the shares of MMP between Auctions and such market making may be discontinued at any time at its sole discretion.

ELECTRONIC DISTRIBUTION

     A prospectus in electronic format may be made available on certain Internet sites or through other online services maintained by Lehman Brothers or its affiliates. Other than the prospectus in electronic format, the information on such Lehman Brothers' web sites and any information contained in any other web site maintained by Lehman Brothers is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been approved or endorsed by the Fund or Lehman Brothers and should not be relied upon by investors. Lehman Brothers is not responsible for information contained in websites that they do not maintain.

CERTAIN RELATIONSHIPS AND FEES

     Lehman Brothers Asset Management, the Fund's investment adviser, and Lincoln Capital, the Fund's sub-adviser, are affiliates of Lehman Brothers.

     To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that Lehman Brothers may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund's portfolio transactions after Lehman Brothers has ceased to be the underwriter and, subject to certain restrictions, may act as broker while it is the underwriter. The Fund anticipates that Lehman Brothers or one of its affiliates may from time to time act in auctions as a Broker-Dealer or dealer and receive fees as described under "Description of Shares of MMP."

ADDRESS

     Lehman Brothers's principal office is located at 745 Seventh Avenue, New York, New York 10019.

        CUSTODIAN, TRANSFER AGENTS, REGISTRARS, DIVIDEND PAYING AGENTS,
                       ADMINISTRATOR AND REDEMPTION AGENT

               ,           , serves as Auction Agent, transfer agent, registrar,
dividend paying agent and redemption agent for the shares of MMP.

     The Fund's securities and cash are held under a custodian agreement with Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Investors Bank & Trust Company also serves as the Fund's transfer agent, registrar and dividend paying agent. It also provides certain administrative services to the Fund for the Fund's shares.

                                 LEGAL MATTERS

     Certain legal matters in connection with the shares of MMP offered hereby have been passed on for the Fund by Schulte Roth & Zabel LLP, New York, New York. Certain legal matters have been passed upon for Lehman Brothers by Simpson Thacher & Bartlett LLP, New York, New York. Schulte Roth & Zabel LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware.

                              INDEPENDENT AUDITORS

               , located at           , serves as independent auditors of the
Fund and will be responsible for auditing the annual financial statements of the Fund.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Fund History................................................    1
Investment Objective and Policies...........................    1
Investment Restrictions.....................................   10
Management of the Fund......................................   11
Investment Adviser, Sub-Adviser, Distribution and Marketing
  Agent and Servicing Agent.................................   18
Portfolio Transactions......................................   22
Repurchase of Common Shares.................................   24
U.S. Federal Income Tax Matters.............................   26
Performance-Related, Comparative, and Other Information.....   31
Experts.....................................................   33
Additional Information......................................   33
Financial Statements........................................   34
Appendix A -- Auction Procedures............................  A-1
Appendix B -- Settlement Procedures.........................  B-1
Appendix C -- Description of Ratings........................  C-1
Appendix D -- Proxy Voting Procedures.......................  D-1

                                    GLOSSARY

     "AA" Financial Composite Commercial Paper Rate" on any date means (i) (A) the Interest Equivalent of the 28-day rate (in the case of a Dividend Period which is a 28-Day Dividend Period or shorter), the 30-day rate (for Dividend Periods of greater than 7 days but fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another NRSRO, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(A) "Commercial Paper Dealers" shall mean each of (1) Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction the numerator of which shall be the product of such rate, expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

     "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of MMP or on behalf of a Potential Beneficial Owner.

     "Amended By-laws" means the Second Amended and Restated By-laws of the Fund
as amended and restated           , 2003, specifying, in part, the powers,
preferences and rights of the shares of MMP.

     "Applicable Percentage" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of MMP for any Dividend Period.

     "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Agent" means           unless and until another commercial bank,
trust company or other financial institution appointed by a resolution of the Board of Trustees or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the

Applicable Rate and to act as transfer agent, registrar, dividend paying agent and redemption agent for the shares of MMP.

     "Auction Date" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Auction Date" in this prospectus.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix A to the Statement of Additional Information.

     "Available Shares of MMP" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

     "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of MMP or a Broker-Dealer that holds shares of MMP for its own account.

     "Bid" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Bidder" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Board of Trustees" or "Board" means the board of trustees of the Fund.

     "Broker-Dealer" has the meaning specified under "Description of Shares of MMP -- The Auction -- Broker-Dealer Agreements" in this prospectus.

     "Broker-Dealer Agreement" has the meaning specified under "Description of Shares of MMP -- The Auction -- Broker-Dealer Agreements" in this prospectus.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Closing Transactions" has the meaning set forth in the definition of "Moody's Hedging Transactions."

     "Code" has the meaning specified under "Prospectus Summary -- Federal Income Taxation" in this prospectus.

     "Commercial Paper Dealers" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

     "Common Shareholders" means the holders of Common Shares.

     "Common Shares" means the common shares of beneficial interest, without par value, of the Fund.

     "Cure Date" has the meaning specified under "Description of Shares of MMP -- Redemption -- Mandatory Redemption" in this prospectus.

     "Date of Original Issue" means, with respect to any share of MMP, the date on which the Fund first issues such share.

     "Declaration of Trust" has the meaning specified under "Prospectus Summary -- General Risks of Investing in the Fund -- Anti-Takeover Provisions" in this prospectus.

     "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as applicable.

     "Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to a Moody's Eligible Asset that is currently callable, the Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to a Moody's Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

     "Dividend Payment Date" has the meaning specified under "Description of Shares of MMP -- Dividends -- General" in this prospectus.

     "Dividend Period" has the meaning specified under "Description of Shares of MMP -- Dividends -- General" in this prospectus.

     "Eligible Asset" means an S&P Eligible Asset (if S&P is then rating the shares of MMP), a Moody's Eligible Asset (if Moody's is then rating the shares of MMP) and/or any asset included in the calculations used by any Rating Agency then rating the shares of MMP for purposes of determining such Rating Agency's rating on the shares of MMP, as applicable.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of MMP in the records of the Auction Agent.

     "Extension Period" has the meaning specified under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period" in this prospectus.

     "FHLB, FNMA and FFCB Debentures" has the meaning set forth in paragraph
(viii) of the definition of "Moody's Eligible Assets."

     "Fitch" means Fitch Ratings or its successors.

     "Fund" means Lehman Brothers/First Trust Income Opportunity Fund, a Delaware statutory trust that is the issuer of the shares of MMP.

     "Hold Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Initial Dividend Payment Date" means the initial dividend payment date with respect to the Initial Dividend Period as determined by the Board of Trustees or pursuant to its delegated authority.

     "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date.

     "Interest Equivalent" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."

     "IRS" has the meaning specified under "Prospectus Summary -- Federal Income Taxation" in this prospectus.

     "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

     "Long Term Dividend Period" has the meaning specified under "Prospectus Summary -- Dividends on MMP" in this prospectus.

     "Manager" has the meaning specified under "Prospectus Summary -- Investment Manager" in this prospectus.

     "Mandatory Redemption Price" has the meaning specified under "Description of Shares of MMP -- Redemption -- Mandatory Redemption" in this prospectus.

     "Market Value" of any asset of the Fund means the market value thereof determined by the Pricing Service. The Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked prices or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service, using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two bid quotations obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. If two bid quotations are not readily available for any securities, such securities shall be valued in good faith at fair value pursuant to procedures approved by the Board of Trustees. Futures contracts and options are valued at the closing prices for such instruments established by the exchange or board of trade on which they are traded or, if market quotations are not readily available, are valued at fair value in good faith pursuant to procedures approved by the Board of Trustees. All other assets will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

     "Maximum Applicable Rate" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "MMP" means the Money Market Cumulative Preferred Shares issued pursuant to this prospectus, without par value, and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

     "MMP Basic Maintenance Amount" has the meaning specified under "Description of Shares of MMP -- Asset Maintenance -- MMP Basic Maintenance Amount" in this prospectus.

     "MMP Basic Maintenance Cure Date" has the meaning specified under "Description of Shares of MMP -- Asset Maintenance -- MMP Basic Maintenance Amount" in this prospectus.

     "MMP Basic Maintenance Report" has the meaning specified under "Description of Shares of MMP -- Asset Maintenance -- MMP Basic Maintenance Amount" in this prospectus.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

          (i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                             BELOW B
TERM TO MATURITY OF                                                            AND
CORPORATE DEBT SECURITY                 AAA   AA     A    BAA   BA     B    UNRATED(1)
-----------------------                 ---   ---   ---   ---   ---   ---   ----------
1 year or less........................  109%  112%  115%  118%  137%  150%     250%
2 years or less (but longer than 1
  year)...............................  115   118   122   125   146   160      250
3 years or less (but longer than 2
  years)..............................  120   123   127   131   153   168      250
4 years or less (but longer than 3
  years)..............................  126   129   133   138   161   176      250
5 years or less (but longer than 4
  years)..............................  132   135   139   144   168   185      250
7 years or less (but longer than 5
  years)..............................  139   143   147   152   179   197      250
10 years or less (but longer than 7
  years)..............................  145   150   155   160   189   208      250
15 years or less (but longer than 10
  years)..............................  150   155   160   165   196   216      250
20 years or less (but longer than 15
  years)..............................  150   155   160   165   196   228      250
30 years or less (but longer than 20
  years)..............................  150   155   160   165   196   229      250
Greater than 30 years.................  165   173   181   189   205   240      250

---------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Split rated securities by S&P and Fitch will be accepted at the lower of the two ratings. Adjustments to face value may be made to particular categories of credits for which the rating by S&P and/or Fitch does not seem to approximate a Moody's rating equivalent.

     The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 130% for purposes of calculating the Discounted Value of such securities.

          (ii) Preferred stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 152%; (B) for preferred stocks of industrial and financial issuers, 197%; and (C) for auction rate preferred stocks, 350%.

          (iii) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature within the Moody's Exposure Period or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and Fitch and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a discount factor of 100%.

          (iv)  U.S. Government Securities and U.S. Treasury Strips:

                                                       U.S. GOVERNMENT
                                                         SECURITIES      U.S. TREASURY STRIPS
REMAINING TERM TO MATURITY                             DISCOUNT FACTOR     DISCOUNT FACTOR
--------------------------                             ---------------   --------------------
1 year or less.......................................        107%                107%
2 years or less (but longer than 1 year).............        113                 115
3 years or less (but longer than 2 years)............        118                 121
4 years or less (but longer than 3 years)............        123                 128
5 years or less (but longer than 4 years)............        128                 135
7 years or less (but longer than 5 years)............        135                 147
10 years or less (but longer than 7 years)...........        141                 163
15 years or less (but longer than 10 years)..........        146                 191
20 years or less (but longer than 15 years)..........        154                 218
30 years or less (but longer than 20 years)..........        154                 244

          (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (vi) Bank Loans: The Moody's Discount Factor applied to senior Bank Loans ("Senior Loans") shall be the percentage specified in the table below opposite such Moody's Loan Category:

MOODY'S LOAN CATEGORY                                         DISCOUNT FACTOR
---------------------                                         ---------------
A...........................................................        118%
B...........................................................        137
C...........................................................        161
D...........................................................        222
E...........................................................        222

          (vii) Asset-backed and mortgage-backed securities: The Moody's Discount Factor applied to asset-backed securities shall be 131%. The Moody's Discount Factor applied to collateralized mortgage obligations, planned amortization class bonds and targeted amortization class bonds shall be determined by reference to the weighted average life of the security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

REMAINING TERM TO MATURITY                                    DISCOUNT FACTOR
--------------------------                                    ---------------
3 years or less.............................................        133%
7 years or less (but longer than 3 years)...................        142
10 years or less (but longer than 7 years)..................        158
20 years or less (but longer than 10 years).................        174

     The Moody's Discount Factor applied to residential mortgage pass-throughs (including private-placement mortgage pass-throughs) shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

REMAINING TERM TO MATURITY                                    DISCOUNT FACTOR
--------------------------                                    ---------------
5%..........................................................        166%
6%..........................................................        162
7%..........................................................        158
8%..........................................................        154
9%..........................................................        151
10%.........................................................        148
11%.........................................................        144
12%.........................................................        142
13%.........................................................        139
Adjustable..................................................        165

     The Moody's Discount Factor applied to fixed-rate pass-throughs that are not rated by Moody's and are serviced by a servicer approved by Moody's shall be determined by reference to the table in the following paragraph (relating to whole loans).

     The Moody's Discount Factor applied to whole loans shall be determined by reference to the coupon paid by such security and whether cash flow is retained (i.e., controlled by a trustee) or excluded (i.e., not controlled by a trustee), in accordance with the table set forth below.

                                                              DISCOUNT
REMAINING TERM TO MATURITY                                     FACTOR
--------------------------                                    --------
5%..........................................................    172%
6%..........................................................    167
7%..........................................................    163
8%..........................................................    159
9%..........................................................    155
10%.........................................................    151
11%.........................................................    148
12%.........................................................    145
13%.........................................................    142
adjustable..................................................    170

          (viii) Municipal debt obligations: The Moody's Discount Factor applied to municipal debt obligations shall be the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below (provided that, except as provided in the following table, any municipal obligation (excluding any short-term municipal obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P's rating):

EXPOSURE PERIOD                  A    AA(1)   A(1)   OTHER(2)   (V)MIG-1(3)   SP-1+(4)   UNRATED(5)
---------------                 ---   -----   ----   --------   -----------   --------   ----------
7 weeks.......................  151%   159%   166%     187%         136%        148%        225%
8 weeks or less but greater
  than seven weeks............  154    161    168      190          137         149         231
9 weeks or less but greater
  than eight weeks............  158    163    170      192          138         150         240

---------------

(1) Moody's rating.

(2) Municipal debt obligations not rated by Moody's but rated BBB by S&P.

(3) Municipal debt obligations rated MIG-1 or (V)MIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

(4) Municipal debt obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

(5) Municipal debt obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.

          (ix) Structured Notes: The Moody's Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Moody's Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Moody's Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Moody's Discount Factor determined in accordance with paragraph (iii) under this definition.

          (x) REITs:

             (a) Common stock and preferred stock of REITs and other real estate companies:

                                                              DISCOUNT
                                                               FACTOR
                                                              --------
Common stock of REITs.......................................    154%
Preferred stock of REITs
  with senior implied or unsecured Moody's (or S&P)
     rating.................................................    154%
  without senior implied or unsecured Moody's (or S&P)
     rating.................................................    208%
Preferred stock of other real estate companies
  with senior implied or unsecured Moody's (or S&P)
     rating.................................................    208%
  without senior implied or unsecured Moody's (or S&P)......    250%

---------------

(1) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(2) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

             (b) Debt securities of REITs and other real estate companies:

TERM TO MATURITY OF
CORPORATE DEBT SECURITY         AAA   AA     A    BAA   BA     B    UNRATED(1)
-----------------------         ---   ---   ---   ---   ---   ---   ----------
 1 year.......................  109%  112%  115%  118%  137%  150%     250%
 2 years......................  115%  118%  122%  125%  146%  160%     250%
 3 years......................  120%  123%  127%  131%  153%  168%     250%
 4 years......................  126%  129%  133%  138%  161%  176%     250%
 5 years......................  132%  135%  139%  144%  168%  185%     250%
 7 years......................  139%  143%  147%  152%  179%  197%     250%
10 years......................  145%  150%  155%  160%  189%  208%     250%
15 years......................  150%  155%  160%  165%  196%  216%     250%
20 years......................  150%  155%  160%  165%  196%  228%     250%
30 years......................  150%  155%  160%  165%  196%  229%     250%

---------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P and Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. Split rated securities by S&P and Fitch will be accepted at the lower of the two ratings. Adjustments to face value may be made to particular categories of credits for which the rating by S&P and/or Fitch does not seem to approximate a Moody's rating equivalent.

     "Moody's Eligible Assets" means

          (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

          (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2,
     (C) are Moody's rated 2a-7 money market funds, or (D) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities;

          (v) Senior Loans and other Bank Loans approved by Moody's;

          (vi) Corporate debt securities if (A) such securities are rated Caa or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least Caa by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language;

          (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, common stock or its equivalent at any time over the respective lives of such securities, (C) the issuer of such preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ, (D) the issuer of such preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000, and the maximum holding of preferred stock of each issue is 2-5% of the portfolio's aggregate market value;

          (viii) Asset-backed and mortgage-backed securities:

             (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P and Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Fund, and (3) the expected average life of the securities is not greater than four years;

             (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Fund (1) has been rated Aaa by Moody's or AAA by S&P and Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

             (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs"), provided that such PACs or TACs are
        (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the

          Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

             (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated systemwide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

             (E) Mortgage pass-throughs rated at least Aa by Moody's, provided that (1) certificates must evidence a proportional undivided interest in unspecified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one-to-four-family residential properties and
        (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

             (F) Private-placement mortgage pass-throughs, provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and that funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

             (G) Whole loans (e.g., direct investments in mortgages), provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable,
        (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate or the fixed-rate pool and that the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans; and (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period;

          (ix) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and
     (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

          (x) Structured Notes;

          (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the shares of MMP;

          (xii) Common stocks if (A) the issuer of common stock has Moody's senior unsecured debt rating of Baa3 or better, or an S&P or Fitch rating of BBB- or better, (B) the common stocks are traded on the New York Stock Exchange, American Stock Exchange or NASDAQ, (C) market capitalization of the issuer is greater than $500 million, (D) the issuer has paid consistent dividends for the past thirty six months or has not terminated dividend payments within the last twelve months, (E) where there is less than three years history, the issuer has a minimum Moody's senior debt rating of A3 or S&P and Fitch rating of A-, (F) dividends are paid in U.S. dollars or euros. The Fund shall not hold shares exceeding the average weekly trading volume during the preceding month. The portfolio of common holdings must be diversified as set forth in the following table; and

          (xiii) common stock, preferred stock or any debt security of REITs or real estate companies.

          In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                                   MAXIMUM        MAXIMUM            MINIMUM
                                                   SINGLE         SINGLE           ISSUE SIZE
SECURITY RATED AT LEAST                           ISSUER(2)   INDUSTRY(3),(4)   ($ IN MILLION)(5)
-----------------------                           ---------   ---------------   -----------------
Aaa.............................................     100%           100%              $100
Aa-.............................................      20             60                100
A...............................................      10             40                100
Baa-............................................       6             20                100
Ba..............................................       4             12                 50(6)
B1-B2...........................................       3              8                 50(6)
B3 or below.....................................       2              5                 50(6)

---------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered to be one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset, and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the MMP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and if such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of MMP Basic Maintenance Amount or is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the

Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

     "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

     "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

          (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold:

             (A) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

             (B) outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

          (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

             (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P and Fitch, rated AA by S&P and Fitch); or

             (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P)

     (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

          (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

          (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objective and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

          (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount.

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the shares of MMP):

     1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

     2. Automobile: Automobile Equipment, Auto Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

     3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

     6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

     7. Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

     8. Personal and Non-Durable Consumer Products (manufacturing only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

     9.  Diversified/Conglomerate Manufacturing

     10.  Diversified/Conglomerate Service

     11.  Diversified Natural Resources, Precious Metals and
          Minerals:  Fabricating, Distribution

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14.  Finance:  Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16.  Grocery:  Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     18.  Home and Office Furnishings, Housewares, and Durable Consumer
          Products:  Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19.  Hotels, Motels, Inns and Gaming

     20.  Insurance:  Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     22. Machinery (non-agricultural, non-construction, non-electronic): Industrial, Machine Tools, Steam Generators

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

     24.  Oil and Gas:  Crude Producer, Retailer, Well Supply, Service and
          Drilling

     25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable Broadcasting Equipment

     26. Cargo Transport: Rail, Shipping, Railroads, Railcar Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     27. Retail Stores: Apparel, Toy, Variety, Drug, Department, Mail Order Catalog, Showroom

     28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     30.  Personal Transportation:  Air, Bus, Rail, Car Rental

     31.  Utilities:  Electric, Water, Hydro Power, Gas

     32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and Moody's, to the extent the Fund considers necessary.

     "Moody's Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a Moody's Eligible Asset trading at par is equal to $1.00):

          (i) "Moody's Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

          (ii) "Moody's Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

          (iii) "Moody's Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.75 but less than $0.85.

          (iv) "Moody's Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

          (v) "Moody's Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

     Notwithstanding any other provision contained above, for purposes of determining whether a Moody's Eligible Asset falls within a specific Moody's Loan Category, to the extent that any Moody's Eligible Asset would fall in more than one of the Moody's Loan Categories, such Moody's Eligible Asset shall be deemed to fall into the Moody's Loan Category with the lowest applicable Moody's Discount Factor.

     "NAREIT" means the National Association of Real Estate Investment Trusts.

     "NAV" has the meaning specified under "Net Asset Value" in this prospectus.

     "1940 Act" means the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time.

     "1940 Act Cure Date" has the meaning specified under "Description of Shares of MMP -- Asset Maintenance -- 1940 Act MMP Asset Coverage" in this prospectus.

     "1940 Act MMP Asset Coverage" has the meaning specified under "Rating Agency Guidelines" in this prospectus.

     "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

     "Non-Payment Period" has the meaning specified under "Description of Shares of MMP -- Dividends -- Non-Payment Period; Late Charge" in this prospectus.

     "Non-Payment Period Rate" has the meaning specified under "Description of Shares of MMP -- Dividends -- Non-Payment Period; Late Charge" in this prospectus.

     "Normal Dividend Payment Date" has the meaning specified under "Description of Shares of MMP -- Dividends -- General" in this prospectus.

     "Notice of Revocation" has the meaning specified under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period" in this prospectus.

     "Notice of Special Dividend Period" has the meaning specified under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period" in this prospectus.

     "NRSRO" means a nationally recognized statistical rating organization.

     "Optional Redemption Price" has the meaning specified under "Description of Shares of MMP -- Redemption -- Optional Redemption" in this prospectus.

     "Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Performing" means, with respect to the issuer of any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of MMP but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of MMP.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of MMP (or, in the case of an Existing Holder, additional shares of MMP).

     "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.

     "Pricing Service" means any pricing service designated by the Board of Trustees and approved by S&P, Moody's or any Substitute Rating Agency, as applicable, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the MMP Basic Maintenance Amount.

     "Rating Agency" means Moody's or S&P, as long as such rating agency is then rating the shares of MMP, and any Substitute Rating Agency.

     "Reference Rate" means the applicable "AA" Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

     "REITs" means real estate investment trusts.

     "Request for Special Dividend Period" has the meaning specified under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period" in this prospectus.

     "Response" has the meaning specified under "Description of Shares of MMP -- Dividends -- Notification of Dividend Period" in this prospectus.

     "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

     "S&P Discount Factor"

                                                               DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                         AAA RATING
--------------------------                                     -------------------
Public Equity Common Stocks.................................          149%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB..............................          245%
Non-DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB..............................          164%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB....................................          250%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB-...................................          169%
Un-rated DRD Eligible Preferred Stock.......................          255%
Un-rated Non-DRD Eligible Preferred Stock...................          174%
Convertible bonds rated AAA to AAA-.........................          165%
Convertible bonds rated AA+ to AA-..........................          170%
Convertible bonds rated A+ to A-............................          175%
Convertible bonds rated BBB+ to BBB-........................          180%
Convertible bonds rated BB+ to BB-..........................          185%
Convertible bonds rated B+ to B.............................          190%
Convertible bonds rated B-..................................          195%
Convertible bonds rated CCC+................................          205%
Convertible bonds rated CCC.................................          220%
U.S. Short-Term Money Market Investments with maturities of
  180 days or less..........................................          104%
U.S. Short-Term Money Market Investments with maturities of
  between 181 and 360 days..................................          113%
U.S. Government Obligations (52 week Treasury Bills)........          102%
U.S. Government Obligations (Two-Year Treasury Notes).......          104%

                                                               DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                         AAA RATING
--------------------------                                     -------------------
U.S. Government Obligations (Five-Year Treasury Notes)......          110%
U.S. Government Obligations (Ten-Year Treasury Notes).......          117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)....          130%
Agency Mortgage Collateral (Fixed 15-Year)..................          129%
Agency Mortgage Collateral (Fixed 30-Year)..................          132%
Agency Mortgage Collateral (ARM 1/1)........................          122%
Agency Mortgage Collateral (ARM 3/1)........................          123%
Agency Mortgage Collateral (ARM 5/1)........................          123%
Agency Mortgage Collateral (ARM 10/1).......................          123%
Mortgage Pass-Through Fixed (15 Year).......................          131%
Mortgage Pass-Through Fixed (30 Year).......................          134%
Bank Loans (Category A).....................................          118%
Bank Loans (Category B).....................................          125%
Bank Loans (Category C).....................................          154%
Bank Loans (Category D).....................................          178%
Corporate Bonds rated at least AAA..........................          110%
Corporate Bonds rated at least AA+..........................          111%
Corporate Bonds rated at least AA...........................          113%
Corporate Bonds rated at least AA-..........................          115%
Corporate Bonds rated at least A+...........................          116%
Corporate Bonds rated at least A............................          117%
Corporate Bonds rated at least A-...........................          118%
Corporate Bonds rated at least BBB+.........................          120%
Corporate Bonds rated at least BBB..........................          122%
Corporate Bonds rated at least BBB-.........................          124%
Corporate Bonds rated at least BB+..........................          129%
Corporate Bonds rated at least BB...........................          135%
Corporate Bonds rated at least BB-..........................          142%
Corporate Bonds rated at least B+...........................          156%
Corporate Bonds rated at least B............................          169%
Corporate Bonds rated at least B-...........................          184%
Corporate Bonds rated at least CCC+.........................          202%
Corporate Bonds rated at least CCC..........................          252%
Corporate Bonds rated at least CCC-.........................          350%
Cash and Cash Equivalents...................................          100%
Municipal Bonds rated AAA...................................          143%
Municipal Bonds rated AA....................................          146%
Municipal Bonds rated A.....................................          149%
Municipal Bonds rated BBB...................................          153%
Municipal Bonds rated BB....................................          175%
Municipal Bonds rated B.....................................          195%
Municipal Bonds rated CCC...................................          215%
Unrated Municipal Bonds.....................................          220%
Common Stock of REITs and other real estate companies.......          162%

                                                               DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                         AAA RATING
--------------------------                                     -------------------
DRD Eligible Preferred Stock with a senior or preferred
  stock rating of at least BBB-.............................          164%
DRD Eligible Preferred Stock with a senior or preferred
  stock rating below BBB-...................................          250%
REIT and non-DRD Eligible Preferred Stock with a senior or
  preferred stock rating below BBB-.........................          169%
Mortgage Pass-Through Certificates 15-yr....................          130%
Mortgage Pass-Through Certificates 30-yr....................          133%
Mortgage Pass-Through Certificates 1/1......................          125%
Mortgage Pass-Through Certificates 3/1......................          125%
Mortgage Pass-Through Certificates 5/1......................          126%
Mortgage Pass-Through Certificates 10/1.....................          126%
Conventional/FHA/VA Mortgages and Whole Loans 15-year.......          132%
Conventional/FHA/VA Mortgages and Whole Loans 30-year.......          135%
Conventional/FHA/VA Mortgages and Whole Loans 1/1...........          128%
Conventional/FHA/VA Mortgages and Whole Loans 3/1...........          130%
Conventional/FHA/VA Mortgages and Whole Loans 5/1...........          129%
Conventional/FHA/VA Mortgages and Whole Loans 10/1..........          130%
Collateralized Mortgage Obligations (WAL less than
  5-years)..................................................          135%
Collateralized Mortgage Obligations (WAL more than 5-years
  and more than 10-years)...................................          145%
FHA-Insured Multifamily Loans...............................          190%
ABS (Automobile loans and fixed-rate credit card receivables
  with WAL less than 5-years)...............................          130%
ABS (Automobile loans and fixed-rate credit card receivables
  with WAL more than 5-yr and less than 10-years)...........          140%
ABS (Floating-rate credit cards)............................          112%
Debt securities of REIT's and other real estate companies
  according to the following corporate bond schedule:
  Corporate Bonds rated at least AAA........................          110%
  Corporate Bonds rated at least AA+........................          111%
  Corporate Bonds rated at least AA.........................          113%
  Corporate Bonds rated at least AA.........................          115%
  Corporate Bonds rated at least A+.........................          116%
  Corporate Bonds rated at least A..........................          117%
  Corporate Bonds rated at least A-.........................          118%
  Corporate Bonds rated at least BBB+.......................          120%
  Corporate Bonds rated at least BBB........................          122%
  Corporate Bonds rated at least BBB-.......................          124%
  Corporate Bonds rated at least BB+........................          129%
  Corporate Bonds rated at least BB.........................          135%
  Corporate Bonds rated at least BB-........................          142%
  Corporate Bonds rated at least B+.........................          156%
  Corporate Bonds rated at least B..........................          169%

                                                               DISCOUNT FACTOR FOR
TYPE OF S&P ELIGIBLE ASSET                                         AAA RATING
--------------------------                                     -------------------
  Corporate Bonds rated at least B-.........................          184%
  Corporate Bonds rated at least CCC+.......................          202%
  Corporate Bonds rated at least CCC........................          252%
  Corporate Bonds rated at least CCC-.......................          350%

     Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

     The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-1+' rated institution will be 100%. "A-1+' rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+' rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

     The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated 'AAAm' will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

     Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

     Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

     For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

     "S&P Eligible Assets" means:

          (i) Deposit Securities;

          (ii) U.S. Government Obligations and U.S. Government Agencies;

          (iii) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

             (A) no more than 10% of the Other Debt may be unrated;

             (B) the remaining term to maturity of such Other Debt shall not exceed thirty (30) years;

             (C) and such Other Debt must provide for periodic interest payments in cash over the life of the security;

             (D) the issuer of such evidences of indebtedness files periodic financial statements with the Commission;

     provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Fund's Other Debt;

          (iv) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

             (A) such evidence of indebtedness is rated at least CCC by S&P; and

             (B) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

          (v) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

             (A) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

             (B) Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

             (C) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

             (D) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

          (vi) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

          (vii) mortgage-backed securities

             (A) Mortgage Pass-through Certificates are publicly issued instruments rated at least 'AA-' by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.[;

             (B) Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a 'AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

             (C) FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

             (D) Collateralized Mortgage Obligations tranches are publicly issued instruments rated 'AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

          (viii) Rule 144A Securities;

          (ix) Bank Loans must have initial issue amounts (facility size) of at least $100 million, The minimum accepted holding size (notional amount) of any given loan is at least $5 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. These levels apply to U.S. lenders only; any international loans are excluded;

          (x) Preferred stocks that satisfy all of the following conditions:

             1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least 'BBB-', or the preferred issue must be rated at least 'BBB-'.

             2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

             3.  The collateral pays cash dividends denominated in U.S. dollars.

             4. Private placements under Rule 144A with registration rights are eligible assets.

             5. The minimum market capitalization of eligible issuers is $100 million.

          Restrictions for floating-rate preferred stock:

             1. Holdings must be limited to preferred stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

             2. The floating-rate preferred stock may not have been subject to a failed auction.
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

          Restrictions for adjustable -- or auction-rate preferred stock:

             1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

          Concentration Limits:

             1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

             2. Preferred stock rated below B- (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

             3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

             4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

          (xi) Common Stocks. Common stocks that satisfy all of the following conditions:

             1. The issuer can hold no more than the average monthly trading volume over the past year.

             2. Each stock must have a minimum market capitalization of at least $100 million.

             3. Master limited partnerships or limited liability partnerships are ineligible.

             4. Restricted stocks (144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

             5. The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

             6. The collateral is owned by the fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

Note:

     - Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item number 5 above.

          (xii) Municipal Obligations. A Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually;
     (ii) is payable with respect to principal and interest in U.S. Dollars;
     (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated 'AA' or better by S&P; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

             (A) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

             (B) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

             (C) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

          (xiii) Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

     Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

     The Fund's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.]

     "S&P Exposure Period" means the sum of (i) the number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the MMP Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the MMP Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the MMP Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption.

     "S&P Hedging Transactions" means the purchases or sales of futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or U.S. Treasury Bonds or Notes ("Treasury Bonds"), the writings, purchases or sales of put and call options on such contracts, purchases of Interest Rate Locks and Interest Rate Swaps. For so long as any shares of MMP are rated by S&P, the Fund (i) will not enter into any other hedging transactions unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of MMP by S&P and (2) may enter into S&P Hedging Transactions subject to the following limitations.

          (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the MMP Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

          (v) when the Fund writes a futures contract or option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

     For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the MMP Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

          1. The Fund will only enter into Interest Rate Swaps subject to the following conditions: The counterparty to the swap transaction has a short-term rating of "A-1" or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is "A+", or equivalent by S&P, or higher.

          2. The original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares.

          3. The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

     4. If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement shall terminate immediately.

          5. For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the fund's rights will be eligible assets. 100% of any negative mark-to-market valuation of the fund's rights will be included in the calculation of the basic maintenance amount.

          6. The Fund must maintain liquid assets with an aggregate value at least equal to the net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with an aggregate a value at least equal to the Fund's obligations with respect to such caps or floors.

     "S&P Industry Classification" means, for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

     Aerospace & Defense
     Air Freight and Logistics Airlines
     Automobiles
     Automobile Components
     Beverages
     Biotechnology
     Building Products
     Cable
     Capital Markets
     Computers & Peripherals
     Commercial Banks
     Commercial Services & Supplies
     Communications Equipment
     Construction & Engineering
     Consumer Finance
     Containing & Packaging
     Distributors
     Diversified Financial Services
     Diversified Telecommunication Services
     Electric Utilities
     Electrical Equipment
     Electronic Equipment & Instrument
     Energy Equipment & Services
     Food & Staples Retailing
     Food Products
     Gas Utilities
     Healthcare Equipment & Supplies
     Healthcare Providers & Services
     Hotels, Restaurants & Leisure
     Household Durables
     Household Products
     Industrial Conglomerates
     Insurance
     Internet & Catalog Retail
     Internet Software & Services
     IT Services
     Leisure Equipment & Products
     Machinery
     Marine
     Media
     Metals & Mining
     Office Electronics
     Oil & Gas
     Packaging and Containers
     Paper & Forest Products
     Personal Products
     Pharmaceuticals
     Real Estate
     Retail
     Road & Rail
     Software
     Specialty Retail
     Semiconducters and Semi Conducter Equipment
     Textiles, Apparel and Luxury Goods
     Thrift & Mortgage Finance
     Tobacco
     Trading Companies & Distributors
     Transportation and Infrastructure
     Transportation Utilities
     Water Utilities
     Wireless Telecommunication Services

     The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Fund considers necessary.

     "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

     Office
     Industrial
     Mixed
     Shopping Centers
     Regional Malls
     Free Standing

     Apartments
     Manufactured Homes
     Diversified
     Lodging/Resorts
     Health Care
     Home Financing
     Commercial Financing
     Self Storage
     Specialty

     The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.

     "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

          (i) "S&P Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90;

          (ii) "S&P Loan Category B" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85 but less than $0.90;

          (iii) "S&P Loan Category C" means non-Performing Bank Loans which have a Market Value or an Approved Price greater than $0.85;

          (iv) "S&P Loan Category D" means non-Performing Bank Loans which have a Market Value or an Approved Price less than $0.85.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations thereunder, each as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of MMP.

     "Sell Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this prospectus.

     "Senior Loans" has the meaning set forth under the definition of "Moody's Discount Factor."

     "Short Term Dividend Period" has the meaning specified under "Prospectus Summary -- Dividends on MMP" in this prospectus.

     "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

          (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

     "Special Dividend Period" has the meaning specified under "Prospectus Summary -- Dividends on Shares of MMP" in this prospectus.

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either or both of (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of MMP subject to such Special Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of MMP subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus a premium expressed as a percentage or percentages of $25,000, as determined by the Board of Trustees after consultation with the Auction Agent and the Broker-Dealers.

     "Structured Notes," means, for purposes of the definitions of S&P Discount Factor, S&P Eligible Assets, Moody's Discount Factor and Moody's Eligible Assets, privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

     "Submission Deadline" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Submission of Orders by Broker-Dealers to Auction Agent" in this prospectus.

     "Submitted Bid" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

     "Submitted Hold Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

     "Submitted Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

     "Submitted Sell Order" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" means an NRSRO selected by Lehman Brothers Inc., or its affiliates and successors, after consultation with the Fund, to act as a substitute rating agency to determine the credit ratings of the shares of MMP.

     "Sufficient Clearing Bids" has the meaning specified in Section 1(d)(i) of the Auction Procedures.

     "Treasury Bill" means a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     "Treasury Bonds" means United States Treasury Bonds or Notes.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     "28-Day Dividend Period" means a Subsequent Dividend Period that (a) consists of twenty-eight days or (b) would consist of twenty-eight days but for the fact that the Dividend Payment Date which immediately follows, or the Dividend Payment Date which falls within, such Subsequent Dividend Period is not a Business Day.

     "Underwriters" has the meaning specified under "Prospectus Summary -- The Offering" in this prospectus.

     "U.S. Government Agencies," means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association
(FNMA) and the Farm Credit System.

     "U.S. Government Obligations," for purposes of the definitions of S&P Discount Factor and S&P Eligible Assets, means direct non-callable obligations of the United States (e.g. treasury notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitled to the full faith and credit of the United States. Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

          (i) If a Treasury interest-only strip is to be considered an Eligible Asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

          (ii) The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

          (iii) The underlying collateral must be free and clear of any third-party claims;

          (iv) The underlying collateral must be registered in the name of the USGO Trustee;

          (v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

          (vi) Treasury Bills that mature the next day are considered cash equivalent and are valued at 100%; and

          (vii) Over-collateralization levels do not apply to zero-coupon Treasuries.

     "U.S. Government Securities," means for purposes of the definitions of Moody's Discount Factor, Moody's Eligible Assets and Short Term Money Market Instruments, direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     "Valuation Date" has the meaning specified under "Description of Shares of MMP -- Asset Maintenance -- MMP Basic Maintenance Amount" in this prospectus.

     "Volatility Factor" means 2.28.

     "Winning Bid Rate" has the meaning specified under "Description of Shares of MMP -- Auction Procedures -- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" in this prospectus.

                                      105.1

                                     Shares

              LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY FUND

                  Money Market Cumulative Preferred(TM) Shares
                               $25,000 Per Share

                          ---------------------------

                                   PROSPECTUS
                                           , 2003
                          ---------------------------

                                LEHMAN BROTHERS

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 Subject to Completion, dated           , 2003

                 LEHMAN BROTHERS/FIRST TRUST INCOME OPPORTUNITY
                                      FUND

                      STATEMENT OF ADDITIONAL INFORMATION

     Lehman Brothers/First Trust Income Opportunity Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This statement of additional information (the "Statement of Additional Information") relating to shares of the Fund's Money Market Cumulative Preferred Shares ("MMP(R)") does not constitute a prospectus, but should be read in conjunction
with the prospectus relating thereto dated           , 2003, as it may be
supplemented. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of MMP, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-988-5196.

     The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

       This Statement of Additional Information is dated           , 2003

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Fund History................................................     1
Investment Objective and Policies...........................     1
Investment Restrictions.....................................    10
Management of the Fund......................................    11
Investment Adviser, Sub-Adviser, Distribution and Marketing
  Agent and Servicing Agent.................................    18
Portfolio Transactions......................................    22
Repurchase of Common Shares.................................    24
U.S. Federal Income Tax Matters.............................    26
Performance-Related, Comparative, and Other Information.....    31
Experts.....................................................    33
Additional Information......................................    33
Financial Statements........................................    34
Appendix A -- Auction Procedures............................   A-1
Appendix B -- Settlement Procedures.........................   B-1
Appendix C -- Description of Ratings........................   C-1
Appendix D -- Proxy Voting Procedures.......................   D-1

                                  FUND HISTORY

     The Fund is a diversified, closed-end management investment company. It was organized as a statutory trust under the laws of the State of Delaware on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on July 28, 2003. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus. Unless otherwise defined herein, capitalized terms used in this Statement of Additional Information have the same meanings given them in the prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. The prospectus presents the Fund's principal investment strategies and risks of the Fund. This section supplements the disclosure in the prospectus and provides additional information on the Fund's investment policies and restrictions. Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings) ("Managed Assets") in below investment grade (high yield) debt securities (including corporate loans) of U.S. and foreign issuers.

FUND INVESTMENTS

     Corporate Loans and Participations. The Fund may invest directly or through a private investment fund in corporate loans, including participations in corporate loans (collectively, "corporate loans"). Corporate loans may be subject to liquidity risks because they are traded in an over-the-counter market.

     Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal and interest on debt is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Fund may invest in corporate loans that are fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the date of the Fund's investment. In addition, to the extent that the collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or lose all or substantially all of its value, causing the loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the corporate loans held by the Fund may not be secured by any collateral, and such loans entail greater risks than secured bank loans.

     Corporate loans are also subject to the risk of default on scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction of its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default would increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance; the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereon); the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer; the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral; and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Capital"), the Fund's sub-adviser, anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by Lincoln Capital's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. Lincoln Capital may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that Lincoln Capital's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although Lincoln Capital may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus, the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.

     Variable and Floating Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, with ranges from daily to annually, or may be event-based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     Pay-In-Kind and Zero Coupon Bonds. The Fund may invest in pay-in-kind and zero coupon bonds. These securities generally are issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     When-Issued and Delayed Delivery Securities. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be subject to the leverage limitations of the 1940 Act, which are discussed in the prospectus, unless the Fund segregates cash or liquid assets in an amount marked to market on a daily basis equal to the Fund's obligation.

     Asset-Backed & Mortgage-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) may be subject to prepayment risk and to extension risk to a greater degree than other fixed income securities.

     When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can be reinvested, but only at lower interest rates. Thus, although the value of mortgage-backed securities will generally decrease when interest rates are rising in the same way as other bonds, their value may not increase to the same extent when interest rates are falling.

     Asset-backed securities entail certain additional risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Real Estate Investment Trusts ("REITs") and Associated Risk Factors. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

     Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to those associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs also are generally dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also exposed to risks associated with that industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     Money Market Instruments. The Fund may invest in money market instruments and shares of money market funds.

     Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or S&P or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt, or unrated debt securities determined by Lincoln Capital to be of comparable quality. Money market instruments in which the Fund expects to invest include: government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-1 by Moody's or A-1 by S&P; and repurchase agreements. The Fund (i) currently intends to apply for an exemption from the Commission to permit it to engage in principal transactions in money market instruments with certain "affiliated persons" of the Fund (as defined by the 1940 Act and the rules thereunder) ("Affiliated Persons"), including affiliates of Lehman Brothers Asset Management Inc. ("Lehman Brothers Asset Management"), the Fund's investment adviser, and (ii) may apply for an exemption from the Commission to invest in money market funds that may be considered to be Affiliated Persons of the Fund. Although the Commission has granted similar exemptions in the past, there is no guarantee that the Commission will grant either of these exemptions.

     Reverse Repurchase Agreements and Repurchase Agreements. The Fund may enter into reverse repurchase and repurchase agreements. When the Fund enters into a reverse repurchase agreement, it "sells" securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a repurchase transaction, the Fund "buys" securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Fund involves certain risks. For example, if the seller of securities to the Fund under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a repurchase agreement, the Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar risks arise in the event of the bankruptcy or insolvency of the buyer under a repurchase agreement.

     Securities Lending. To earn additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its Managed Assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. Pursuant to an exemptive order issued by the Commission, the Fund may lend portfolio securities, subject to certain limits and prohibitions, to Affiliated Persons.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund's Managed Assets. The Fund's obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, and which are discussed in the prospectus, unless the Fund segregates assets in the form of cash or liquid investments in an amount marked to market on a daily basis equal to its obligation under the swap. Lincoln Capital currently considers credit default swaps to be illiquid for purposes of the Fund's 20% restriction on illiquid investments.

     Futures Contracts and Options on Futures Contracts. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular commodity for an agreed price on a specified future date (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The futures contracts may be based on certain securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     The acquisition of put and call options on futures contracts gives the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Lincoln Capital, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Lincoln Capital attempts to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by causing the Fund to enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Other Considerations. The Fund engages in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. Prior to engaging in futures and related options transactions, the Fund attempts to determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions are and will be entered into for traditional hedging purposes -i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     The Fund engages in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Purchasing Call and Put Options. The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Lehman Brothers Asset Management or Lincoln Capital. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Lincoln Capital's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the approval (a "Majority Shareholder Vote") of a majority of the Fund's outstanding common and shares of MMP, voting together as a class, and the approval of a majority of the outstanding shares of MMP, voting separately by class. The Fund may not:

          1. With respect to 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          2. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any single industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          3. Issue senior securities or borrow money, except to the extent permitted under the 1940 Act or as otherwise permitted by the Commission.

          4. Make loans of money or property to any person, except through the purchase of debt securities, including corporate loans and other financial instruments, in accordance with the Fund's investment policies, loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

          5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter when disposing of its portfolio investments.

          6. Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

          7. Invest in commodities or commodity contracts, except that the Fund may purchase or sell financial futures (and related options), foreign currencies (including currency options), and derivatives.

     In addition to the foregoing fundamental investment restrictions, the Fund's investment objective is a fundamental policy which cannot be changed by the Fund's board of trustees ("Board of Trustees" or "Board") without a Majority Shareholder Vote.

     The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund must:

          1. Diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          2. Not invest in securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder, or as may be permitted by an order of the Commission under the 1940 Act, or other relief from the provisions of the 1940 Act.

     With respect to these investment restrictions and other policies described in this Statement of Additional Information or the prospectus (except the Fund's policies on borrowings and the issuance of senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

                             MANAGEMENT OF THE FUND

TRUSTEES OF THE FUND

     The Board of Trustees provides broad supervision over the Fund's affairs. The Fund's Trustees (the "Trustees") meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years.

     The Trustees are not required to contribute to the capital of the Fund or to hold shares of the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund (collectively, the "Independent Trustees").

     Pursuant to Section 6 of Article IV of the Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust"), the Trustees have the power to cause each shareholder to pay, directly, in advance or arrears, for charges of the Fund's custodian or transfer, servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed to such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

     The Board of Trustees has an Audit Committee which consists of General James E. Dalton, Margaret M. (Peggy) Eisen, Michael M. Knetter, Eugene A. Matthews, and George W. Morriss. The principal functions of the Audit Committee are: (i) to recommend to the Board of Trustees the appointment of the Fund's independent auditors, (ii) to meet separately with the independent auditors (and counsel for Independent Trustees) and review the scope and anticipated costs of the audit, and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. The Board of Trustees, in its business judgment, and after due inquiry has determined that Mr. Morriss is an "audit committee financial expert."

     The Board of Trustees has a Nominating Committee which consists of General James E. Dalton, Margaret M. (Peggy) Eisen, Michael M. Knetter, Eugene A. Matthews, and George W. Morriss. The principal function of the Nominating Committee is to consider, as it deems necessary and appropriate, the nomination and selection of potential candidates to serve as Independent Trustees of the Fund and such other responsibilities as may be determined by the Independent Trustees. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Nominating Committee will be nominated for election to the Board of Trustees.

     The Audit Committee has met one time and the Nominating Committee has not met since the Fund was organized.

     Set forth below is information about the Trustees. The address for each Trustee is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     OVERSEEN IN
                                                                                       LEHMAN
                                        TERM OF                                       BROTHERS
                                       OFFICE AND                                       ASSET         OTHER TRUSTEESHIPS
                                       LENGTH OF                                     MANAGEMENT         HELD OUTSIDE OF
NAME AND                   POSITION       TIME      PRINCIPAL OCCUPATIONS FOR LAST      FUNDS        LEHMAN BROTHERS ASSET
DATE OF BIRTH              WITH FUND     SERVED               FIVE YEARS               COMPLEX     MANAGEMENT FUNDS COMPLEX
-------------              ---------   ----------   ------------------------------   -----------   -------------------------
INDEPENDENT TRUSTEES:
[General James E. Dalton,  Trustee     3 Year       Chair of the Audit Committee          3        None
USAF (Retired)                         Term and     at William Lyon Homes, a home
  10/17/1930                           Trustee      building business (since
                                       since 2003   1991); Director of Defense
                                                    Group Inc., a defense business
                                                    (since 1999); Director of
                                                    Finance America, a mortgage
                                                    business (since 2002);
                                                    formerly, Vice President of
                                                    Logicon Inc., a wholly-owned
                                                    subsidiary of Northrop Grumman
                                                    (1985 1998); General Manager
                                                    of Logicon's Defense
                                                    Technology Group (1995-1998).
Margaret M. (Peggy) Eisen  Trustee     1 Year       Board of Directors, Chair of          3        Board of Trustees for
  6/19/1953                            Term and     Compensation Committee, and                    Liberty Acorn Family of
                                       Trustee      Member of the Audit Committee                  Mutual Funds of Wanger
                                       since 2003   of Antigenics Corporation, a                   Asset Management (since
                                                    biopharmaceutical company                      2002).
                                                    (since 2003); Managing
                                                    Director of DeGuardiola
                                                    Advisors, an investment bank
                                                    specializing in mergers and
                                                    acquisitions of investment
                                                    management firms (2001-2002);
                                                    Managing Director of North
                                                    American Equities of General
                                                    Motors Investment Management
                                                    Corporation (1995-2001).
Michael M. Knetter         Trustee     2 Year       Dean of the University of             3        None
  4/8/1960                             Term and     Wisconsin-Madison School of
                                       Trustee      Business (since 2002); prior
                                       since 2003   thereto, Professor of
                                                    International Economics and
                                                    Associate Dean at the Amos
                                                    Tuck School of Business --
                                                    Dartmouth College (1997-
                                                    2002).

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     OVERSEEN IN
                                                                                       LEHMAN
                                        TERM OF                                       BROTHERS
                                       OFFICE AND                                       ASSET         OTHER TRUSTEESHIPS
                                       LENGTH OF                                     MANAGEMENT         HELD OUTSIDE OF
NAME AND                   POSITION       TIME      PRINCIPAL OCCUPATIONS FOR LAST      FUNDS        LEHMAN BROTHERS ASSET
DATE OF BIRTH              WITH FUND     SERVED               FIVE YEARS               COMPLEX     MANAGEMENT FUNDS COMPLEX
-------------              ---------   ----------   ------------------------------   -----------   -------------------------
Eugene A. Matthews         Trustee     1 Year       Senior Fellow of Asia Studies         3        None
  11/9/1958                            Term and     for the Council of Foreign
                                       Trustee      Relations (since 2001);
                                       since 2003   President of Nintai Capital,
                                                    Inc., an investment advisory
                                                    firm that is primarily focused
                                                    on Japan's private equity
                                                    market and general Asian
                                                    investments (since 1997);
                                                    formerly, Partner of
                                                    Apax-Globis Japan, Inc., a
                                                    private equity investment firm
                                                    specializing in venture
                                                    capital and buyout investments
                                                    in Japan (1998-2000).
George W. Morriss          Trustee     3 Year       Executive Vice President and          3        None
  9/24/1947                            Term and     Chief Financial Officer of
                                       Trustee      People's Bank, a diversified
                                       since 2003   financial services company
                                                    providing commercial,
                                                    consumer, insurance and
                                                    investment services (1991-
                                                    2001).
INTERESTED TRUSTEES:
Stephanie E. Dolan         Trustee     2 Year       Senior Vice President of              3        None
  4/4/1963                 and         Term and     Lehman Brothers Inc. (since
                           Assistant   Trustee      1992); Controller of Lehman
                           Treasurer   since 2003   Brothers Asset Management.
Scott Hall                 Trustee     2 Year       Managing Director of First            1        None
  1/12/1957                            Term and     Trust Advisors L.P. and First
                                       Trustee      Trust Portfolios L.P. (since
                                       since 2003   1992)
Kurt A. Locher             Chairman    3 Year       Managing Director of Lehman           3        None
  5/9/1966                 and         Term and     Brothers Inc. (since 1998);
                           Trustee     Trustee      Managing Director of Lehman
                                       since 2003   Brothers Asset Management
                                                    (since 2003); Vice President
                                                    of Lincoln Capital (since
                                                    2003); Director of BNC
                                                    Mortgage Inc. (since 2000),
                                                    Finance America LLC (since
                                                    1999), and TrueLink Inc.
                                                    (since 1999); prior thereto
                                                    President of Lehman Brothers
                                                    Bank, F.S.B. (1999); and
                                                    Senior Vice President of
                                                    Lehman Brothers Inc.
                                                    (1995-1998).]

     The holders of shares of MMP, voting as a separate class, are entitled to elect two Trustees. Common Shareholders and the holders of shares of MMP, voting together as a single class, will elect the remaining Trustees to fill vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders. The holders of shares of MMP will be entitled to elect a majority of the Trustees under certain circumstances.

     All positions held by persons who are "interested persons" (as defined by the 1940 Act) (the "Interested Trustees") are held with affiliates of the Fund and the underwriter. No person who is not an interested person of the Fund owns beneficially of record any security of the investment adviser, sub-adviser, or principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment adviser, sub-adviser or principal underwriter.

     The Board of Trustees has delegated to Lincoln Capital the authority to vote proxies on behalf of the Fund. The Board of Trustees have approved Lincoln Capital's proxy voting guidelines and procedures, which are attached to this Statement of Additional Information as Appendix D.

TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of the Trustees' investment in the
Fund, as of           , 2003.

                                                        DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF
TRUSTEES                                               INVESTMENT IN FUND   INVESTMENT IN FUND COMPLEX
--------                                               ------------------   --------------------------
General James E. Dalton, USAF........................          $0                       $0
Margaret M. (Peggy) Eisen............................          $0                       $0
Michael M. Knetter...................................          $0                       $0
Eugene A. Matthews...................................          $0                       $0
George W. Morriss....................................          $0                       $0
Stephanie E. Dolan...................................          $0                       $0
Scott Hall...........................................          $0                       $0
Kurt A. Locher.......................................          $0                       $0

OFFICERS OF THE FUND

     Set forth below is information about the officers of the Fund. Each officer serves for a one-year term. The address for each officer is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, NY 10022.

[NAME
DATE OF BIRTH, AND ADDRESS  POSITION WITH FUND          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
--------------------------  ------------------          ----------------------------------------
Bradley Tank                President           Chief Executive Officer of Lehman Brothers Asset
  9/29/1957                                     Management; Managing Director and Global Head of Fixed
                                                Income Asset Management for Lehman Brothers (since
                                                2002); Director of Fixed Income for Strong Capital
                                                Management in Menomonee Falls, Wisconsin (1990-2002);
                                                formerly a member of the Office of the CEO and
                                                Institutional and Intermediary Distribution; Named
                                                "Runner Up" for Morningstar Mutual Fund Manager of the
                                                Year (1997); Vice President at Salomon Brothers in the
                                                Government, Mortgage and Financial Institutions
                                                businesses (1982-1990).
Edward Grieb                Treasurer           Chief Financial Officer of Lehman Brothers Asset
  9/22/1961                                     Management; Managing Director and Assistant Controller
                                                for Lehman Brothers, and head of Business Unit Financial
                                                Control Function for Private Equity Division (since
                                                1991); prior thereto, Audit Manager with Arthur Andersen
                                                serving clients in financial services, advertising and
                                                consumer products industries (1984-1991).
Jonathan Morris             Secretary           Senior Vice President of Lehman Brothers Asset
  3/1/1956                                      Management; Senior Vice President and General Counsel
                                                for Lehman Brother's Wealth and Asset Management
                                                business, including Lehman Brothers Private Client
                                                Services Division and asset management and investment
                                                advisory business (since 1997); prior thereto; Associate
                                                General Counsel of Travelers Group and its predecessor
                                                companies (1998-1996); formerly, Senior Vice President
                                                for Shearson Lehman Brothers (1993-1997) and First Vice
                                                President for Shearson Lehman Brothers (1988-1991);
                                                prior thereto litigation counsel for Seward & Kissel.
                                                Admitted to New York and Connecticut bars.]

     As of           , 2003, the following persons owned of record the number of
Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

SHAREHOLDER                    NUMBER OF COMMON SHARES       PERCENTAGE OF THE FUND'S SHARES AS OF , 2003
-----------                    -----------------------   ----------------------------------------------------

TRUSTEES COMPENSATION

     The following table sets forth the estimated compensation to be paid by the Fund to each of the Trustees through December 31, 2003 and the total compensation estimated to be paid by other funds advised by Lehman Brothers Asset Management (or one of its affiliates) through December 31, 2003. The Fund has no retirement or pension plans. The officers and Interested Trustees serve without any compensation from the Fund.

                                  AGGREGATE COMPENSATION   AGGREGATE COMPENSATION   DEFERRED COMPENSATION
TRUSTEES                                FROM FUND*           FROM FUND COMPLEX*       PAID BY THE FUND
--------                          ----------------------   ----------------------   ---------------------
General James E. Dalton, USAF...          $8,500                  $12,500                    N/A
Margaret M. (Peggy) Eisen.......          $8,500                  $12,500                    N/A
Michael M. Knetter..............          $8,500                  $12,500                    N/A
Eugene A. Matthews..............          $8,500                  $12,500                    N/A
George W. Morriss...............          $9,000                  $12,500                    N/A

---------------

* Estimated compensation for the period of June 26, 2003 through December 31, 2003.

     Each Independent Trustee receives a $15,000 annual retainer ($3,750 quarterly) for serving as a Trustee. The Chair of the Audit Committee receives an additional annual retainer of $3,000 ($750 quarterly). Each other member of the Audit Committee receives an additional annual retainer of $2,000 ($500 quarterly).

     No additional compensation is paid unless the Independent Trustee attends more than six meetings of the Board of Trustees or three meetings of the Audit Committee in one fiscal year. If an Independent Trustee attends more than six meetings of the Board of Trustees or three Meetings of the Audit Committee, the Independent Trustee will be paid additional compensation at the rate of $1,000 per Board of Trustee or Audit Committee meeting for in-person meetings (whether attended in person or telephonically) or $500 per Board of Trustee or Audit Committee meeting of Trustee or Audit Committee meeting for telephonic meetings (whether attended in person or telephonically). In addition, no Independent Trustee will be paid the last quarterly payment of their annual retainers, unless the Independent Trustee has attended (in-person or telephonically) at least 75% of the Board of Trustees and Audit Committee meetings held during the fiscal year.

LIMITATION OF TRUSTEES' LIABILITY

     The Fund's the Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

     In addition, the Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

     In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (A) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (B) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of Trustees who are neither "interested persons," as defined by Section 2(a)(19) of the 1940 Act, of the Fund nor parties to the proceeding, or (ii) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Declaration of Trust and applicable law.

               INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTION AND
                      MARKETING AGENT AND SERVICING AGENT

INVESTMENT ADVISER

     Lehman Brothers Asset Management serves as the Fund's investment adviser pursuant to the terms of an investment advisory agreement dated July 24, 2003 (the "Advisory Agreement") between the Fund and Lehman Brothers Asset Management. Lehman Brothers Asset Management and Lincoln Capital are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. and are affiliated with Lehman Brothers Inc., the Fund's principal underwriter. Lehman Brothers Holdings Inc. is one of the leading global investment banks, serving institutional, corporate, government and high-net-worth individual clients and customers. Lehman Brothers Asset Management offers a wide range of investment advisory services to meet the needs of clients with diverse investment objectives and needs.

     Lehman Brothers Asset Management is a Delaware corporation and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of Lehman Brothers Asset Management and its officers and directors is 399 Park Avenue, New York, NY 10022. Subject to the oversight of the Board of Trustees, Lehman Brothers Asset Management will be responsible for overall management of the Fund's business affairs.

     The Advisory Agreement will continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by Lehman Brothers Asset Management. The Advisory Agreement will terminate automatically in the event of its "assignment" as that term is defined by the 1940 Act and the rules thereunder.

     Under the Advisory Agreement, and subject to the supervision of the Board of Trustees, Lehman Brothers Asset Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. The Fund pays Lehman Brothers Asset Management a monthly fee that is computed at the annual rate of 0.60% of the Fund's average daily Managed Assets (the "Management Fee"). Lehman Brothers Asset Management pays for all of the expenses incurred in connection with the provision of its services.

     Pursuant to the Advisory Agreement, Lehman Brothers Asset Management may enter into an agreement to retain, at its own expense, one or more sub-advisers to provide the Fund with all of the services to be provided by Lehman Brothers Asset Management under the Advisory Agreement, provided such agreement is approved as required by law.

     The Advisory Agreement further provides that Lehman Brothers Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from Lehman Brothers Asset Management's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

SUB-ADVISER

     Lehman Brothers Asset Management has retained Lincoln Capital, a wholly-owned subsidiary of Lehman Brothers Holdings Inc., as a sub-adviser to manage the Fund's portfolio investments. Lincoln Capital is located at 200 S.
Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of           , 2003,
Lincoln Capital had approximately $     billion of client assets under
management, with approximately $     billion of client assets invested in high
yield securities.

     Pursuant to a sub-advisory agreement with Lehman Brothers Asset Management dated July 24, 2003 (the "Sub-Advisory Agreement"), Lincoln Capital has agreed to, subject to the supervision of Lehman Brothers
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

Asset Management, (i) provide the Fund with investment research, advice and supervision; (ii) furnish the Fund with an investment program consistent with the Fund's investment objective and policies; (iii) manage the Fund's investment portfolio and make and implement all decisions regarding the investment and reinvestment of the assets of the Fund; (iv) provide statistical, research and other factual data for use in connection with the Fund's investment program; (v) place all orders for the purchase and sale of investments by the Fund and monitor the execution of transactions for the Fund and the settlement and clearance of such transactions; (vi) maintain such internal systems and controls as may be necessary to provide reasonable assurance that the investment advisory services of Lincoln Capital provided to the Fund are provided in a manner consistent with the investment objective, policies and restrictions of the Fund and with the requirements of applicable laws and regulations; (vii) provide or maintain such facilities as may be necessary in rendering its services; (viii) report to Lehman Brothers Asset Management and the Board of Trustees on the Fund's investments and performance; and (ix) provide all other services that Lehman Brothers Asset Management may reasonably deem necessary or convenient to the foregoing. Lehman Brothers Asset Management has agreed to pay Lincoln Capital a monthly sub-advisory fee (the "Sub-Advisory Fee") calculated at the following annual percentage rates of the Fund's average daily Managed Assets as:
0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on the Assets that are in excess of $100 million.

     The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated (a) by Lincoln Capital at any time without penalty upon sixty (60) days' written notice to Lehman Brothers Asset Management and the Fund (which notice may be waived by the Fund); (b) by Lehman Brothers Asset Management at any time without penalty upon sixty (60) days' written notice to Lincoln Capital and the Fund (which notice may be waived by the Fund) or (c) by the Fund at any time without penalty upon sixty (60) days' written notice to Lincoln Capital or Lehman Brothers Asset Management, provided that such termination by the Fund shall be directed or approved by the Board of Trustees or by the vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined by the Investment Company Act. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" as that term is defined by the 1940 Act and the rules thereunder.

APPROVAL OF THE ADVISORY AGREEMENTS

     The Board of Trustees, including a majority of the Independent Trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement and the Sub-Advisory Agreement (collectively, the "Fund Advisory Agreements"). At a meeting held in person on June 26, 2003, the Board of Trustees, including the Independent Trustees, considered various factors in approving the Fund Advisory Agreements. The Board of Trustees considered the reasonableness of the Management Fee and Sub-Advisory Fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by Lehman Brothers Asset Management, Lincoln Capital or their affiliates in connection with providing services to the Fund, compared the Management Fee and Sub-Advisory Fee charged by the Lehman Brothers Asset Management and Lincoln Capital to those charged by other investment advisers with respect to similar funds and was advised of certain entrepreneurial risks to be assumed by the Lehman Brothers Asset Management in connection with the organization and operation of the Fund. The Board of Trustees noted benefits potentially accruing to Lehman Brothers Asset Management and its affiliates of its relationship to the Fund, such as benefits derived from brokerage relationships with its affiliates and the availability of research.

     The materials received by the Board of Trustees included detailed materials about Lincoln Capital and its key personnel, investment management experience, policies and operations; narrative and statistical information concerning the types of services to be provided by the Lincoln Capital to the Fund; and the investment performance of comparable private accounts managed by Lincoln Capital. The Board of Trustees specifically noted Lincoln Capital's extensive experience in managing private accounts that invested predominantly in high yield securities.

     After reviewing the materials provided and attending a presentation given by Lehman Brothers Asset Management and Lincoln Capital, the Board of Trustees concluded that the Fund Advisory Agreements were in the best interests of the Fund and its shareholders and approved the fees provided for in the Fund Advisory Agreements based on consideration of factors the Board of Trustees considered relevant. No single factor reviewed by the Board of Trustees was identified by the Board of Trustees as the principal factor in determining whether to approve the Fund Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

SERVICING AGENT AND DISTRIBUTION AND MARKETING AGENT

     First Trust, pursuant to a servicing agreement with the Fund dated July 24, 2003 (the "Servicing Agreement"), has agreed to serve as the Fund's investor servicing agent. In such capacity, First Trust is responsible for developing and maintaining a website for the Fund, establishing a dedicated toll-free number and assisting in the review of shareholder materials made available to shareholders to assure compliance with applicable laws, rules, and regulations. In addition, First Trust assists in the dissemination of the Fund's net asset value, market price and discount, maintain ongoing contact with brokers whose clients hold Fund shares, and replies to information requests from shareholders. For services provided by First Trust as investor servicing agent, the Fund has agreed to pay First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets.

     First Trust also served as the Fund's distribution and marketing agent in connection with the offering of the Common Shares pursuant to an underwriter participation agreement with the Fund and Lehman Brothers Asset Management dated July 24, 2003 (the "Participation Agreement"). As the Fund's distribution and marketing agent, First Trust provides after-market support services designed to maintain the visibility of the Fund on an ongoing basis. For services provided by First Trust as distribution and marketing agent, Lehman Brothers Asset Management pays First Trust an ongoing monthly fee computed at the annual rate of 0.15% of the Fund's average daily Managed Assets. The sum of the fees payable to First Trust pursuant to the underwriter participation agreement and the servicing agreement and the sales load and expenses paid to the underwriters in connection with the offering of the Common Shares will not exceed 9% of the aggregate initial offering price of the Common Shares.

     The Servicing Agreement shall continue in effect for an initial two year term from its effective date and will continue in effect from year to year thereafter if approved at least annually by the Board of Trustees including each of the Independent Trustees. The Servicing Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days' written notice, by a vote of a majority of the Board of Trustees, or (b) on sixty (60) days' written notice by First Trust. The Servicing Agreement shall automatically terminate in the event of its "assignment" (as is defined in the 1940 Act).

     The Participation Agreement shall continue in effect for an initial term of two years from its effective date and, will continue in effect, from year to year thereafter if approved at least annually by the Board of Trustees or by a Majority Shareholder Vote. In either case, the continuance must also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Participation Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days' written notice, by a vote of a majority of the Fund's Board, (b) on sixty (60) days' written notice by First Trust or (c) on thirty (30) days' written notice, by Lehman Brothers Asset Management. The Participation Agreement provides that it will automatically terminate in the event of its "assignment" (as is defined in the 1940 Act) or upon the termination of the servicing agreement between the Fund and First Trust.

CODE OF ETHICS

     The Fund, Lehman Brothers Asset Management, Lincoln Capital and Lehman Brothers Inc. have adopted a joint code of ethics as required under the 1940 Act to mitigate the possibility that the Fund will be adversely affected by the personal trading of the personnel subject to the codes. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements.

     The codes of ethics are included as exhibits to the Fund's registration statement filed with the Commission and may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Lincoln Capital. Securities purchased and sold on behalf of the Fund normally are traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Lincoln Capital normally seeks to deal directly with the primary market makers unless, in their opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Lincoln Capital seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Lincoln Capital considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     Section 28(e) ("Section 28(e)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies certain brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Research services may include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In light of the above, in selecting brokers, Lincoln Capital considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Lincoln Capital determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Lincoln Capital or the Fund. Lincoln Capital believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The fees paid by the Fund to Lehman Brothers Asset Management under the Advisory Agreement or the sub-advisory fees paid by Lehman Brothers Asset Management to Lincoln Capital under the sub-advisory agreement are not reduced as a result of receipt by either Lehman Brothers Asset Management or Lincoln Capital of research services.

     Lincoln Capital may effect portfolio brokerage transactions through affiliates of Lehman Brothers Asset Management or Lincoln Capital. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the Investment Company and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     In addition to orders for the purchase or sale of portfolio securities placed on behalf of the Fund, Lincoln Capital places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Lincoln Capital in servicing all of their accounts; not all of such services may be used by Lincoln Capital in connection with the Fund. Lincoln Capital believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Lincoln Capital believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Subject to applicable laws and regulations, Lincoln Capital seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations, the main factors to be considered will be the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Lincoln Capital will outweigh any disadvantage that may arise from the Fund's exposure to simultaneous transactions.

     The Board of Trustees will periodically review Lincoln Capital's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

                          REPURCHASE OF COMMON SHARES

     The Fund is a recently organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund) and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in high yield debt securities have during some periods traded at prices higher than their net asset values (at a "premium") and have during other periods traded at prices lower than their net asset values (at a "discount"). This is in part because the market price reflects the dividend yield on the Common Shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the Common Shares do trade at a discount, the Board of Trustees may, but is not obligated to, from time to time authorize the Fund to engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

     At any time when preferred shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value (plus the aggregate amount of any senior securities of the Fund representing indebtedness) of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations promulgated thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board of Trustees' present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's net assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of shares of MMP of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund may invest that are not treated as corporations (such as partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its interest income excludable from gross income, if any, over certain disallowed deductions, then the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of earnings (including net capital gain) would generally be taxed as ordinary dividend income and it may be difficult for the Fund to requalify under Subchapter M of the Code.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.

     In general, dividends from investment company taxable income are taxable as ordinary income (at a maximum U.S. federal income tax rate of 35%, except as noted below), and designated dividends from net capital gain ("capital gain dividends"), if any, are taxable as long-term capital gains (at a current maximum U.S. federal income tax rate of 15% for taxable years beginning on or before December 31, 2008) without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed to individuals at the rates applicable to long-term capital gain provided that certain holding period and other requirements are met at both the shareholder and Fund levels. To the extent that the Fund has ordinary income from its investments in debt securities and loans, dividends distributed to individual shareholders from such income generally will not qualify for the tax rates applicable to qualified dividends. Dividend distributions to individual shareholders from the Fund's investment company taxable income may qualify for such rates to the extent that such income is attributable to qualified dividend income from the Fund's investment in the stock of certain U.S. corporations and non-U.S. corporations.

     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction subject to certain holding period requirements and limitations on debt financings under the Code, but only to the extent the Fund earns dividend income from stock investments in U.S. domestic corporations (other than REITs) and certain other requirements are satisfied. Such qualifying distributions, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

     The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and each class of preferred shares (including the shares of MMP) in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for
(a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among such classes.

     If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest of the Fund (including the shares of MMP), and only thereafter to distributions made to Common Shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest of the Fund (including the shares of MMP) will receive a disproportionate share of the distributions treated as dividends, and the Common Shareholders will receive a disproportionate share of the distributions treated as a return of capital.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to a credit for their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and (iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

     If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), then the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. These investments could also result in the treatment of associated capital gains as ordinary income. Elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     A failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions, potentially could limit or suspend the Fund's ability to make distributions on its shares. Such a suspension or limitation could prevent the Fund from satisfying its distribution requirements under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), then the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute (as discussed above), at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss (except as provided below) equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any capital gain dividends (or undistributed capital gains) with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

     If, in connection with the designation of a Special Dividend Period, (i) the Fund provides in a Notice of Special Dividend Period that the Fund may redeem all or part of the shares of MMP and that upon such redemption the holders of shares of MMP may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the Special Dividend Period, (ii) based on all the facts and circumstances at the time of the designation of the Special Dividend Period the Fund is more likely than not to redeem such shares of MMP during the Special Dividend Period, and
(iii) the premium to be paid upon redemption during such Special Dividend Period exceeds a specified de minimis amount, it is possible that the holders of such shares of MMP will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all shares of MMP held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of MMP held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder owning Common Shares either tenders fewer than all of its Common Shares, or retains a substantial portion of its shares of MMP, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the shares of MMP held by a preferred shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a risk that Common Shareholders and non-redeeming preferred shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a rate of 28% through 2010 (a higher rate may apply after such date) on reportable payments, including dividends and capital gain distributions, paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     Pursuant to recently issued Treasury regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of MMP.

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

            PERFORMANCE-RELATED, COMPARATIVE, AND OTHER INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio, structure and Fund performance to other similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

     From time to time, the Fund, Lehman Brothers Asset Management, Lincoln Capital or First Trust may report to shareholders or to the public in advertisements concerning Lehman Brothers Asset Management's or Lincoln Capital's performance as investment advisers to the Lehman/Lincoln Accounts, or on the comparative performance or standing of Lehman Brothers Asset Management or Lincoln Capital in relation to other money managers. Lehman Brothers Asset Management or Lincoln Capital may also provide to current or prospective private account clients performance information for the Fund, including performance information gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or the Lehman/Lincoln Accounts may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund, Lehman Brothers Asset Management or Lincoln Capital, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. Lehman Brothers Asset Management or Lincoln Capital may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

     For the period from July 28, 2003 (the commencement of the Fund's
operations) through           , 2003, the Fund's net           in net assets
resulting from investment operations was $          .

     Past performance is not indicative of future results. At the time holders of the Fund's shares sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

THE INVESTMENT ADVISER AND SUB-ADVISER

     From time to time, Lehman Brothers Asset Management, Lincoln Capital, First Trust or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Lehman Brothers Asset Management or Lincoln Capital including, without limitation, information regarding Lehman Brothers Asset Management or Lincoln Capital's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Lehman Brothers Asset Management's or Lincoln Capital's overall investment management performance contained in third-party reports or publications.

     Advertisements for the Fund may make reference to certain other open or closed-end investment companies managed by Lehman Brothers Asset Management or Lincoln Capital.

     Lehman Brothers Asset Management or Lincoln Capital may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade debt securities. The model allocations are representative of the Fund's investment strategy, Lehman Brothers Asset Management or Lincoln Capital's analysis of the market for high yield debt securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

COMPARATIVE INFORMATION

     From time to time, the Fund's advertisements or information furnished to shareholders or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may refer to the spread in corporate bond yield and government bond yield, or the yield of other types of investments. For purposes of advertisements or related materials, yields and returns may be measured by various indices such as Lehman Brothers High Yield 2% Issuer-Constrained Index or other such indices. Advertisements and related materials may also note Lehman Brothers Asset Management's or Lincoln Capital's belief that yields on short-term, intermediate and long-term bonds offer attractive current yields and set forth yields on other investments, including without limitation, 3-month T-Bills, 10-year Treasury bonds and 30-year Treasury bonds.

     The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio securities. Returns for investment companies that invest primarily in bonds may be compared with the returns of investment companies that invest primarily in equities. Such material may also assert that, in an uncertain equity environment, bonds can provide an attractive alternative to equity investments. The Fund's advertising materials may also include comparative graphics, such as the chart included in Appendix C.

THE FUND

     The Fund's listing of its Common Shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters.

PERFORMANCE CALCULATIONS

  AVERAGE ANNUAL TOTAL RETURN

     Described below are the total return calculations the Fund may use from time to time in advertisements.

     Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, three, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

        P(1+T)n = ERV

        P = initial payment of $1,000.

        T = average annual total return.

        n = number of years.

        ERV = ending redeemable value of the initial $1,000.

  YIELD

     Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

  30-DAY YIELD

     If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     Where:

        a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

  7-DAY CURRENT AND EFFECTIVE YIELD

     If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

     The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

     The effective yield is based on a compounding of the current yield, according to the following formula:

        Effective Yield = [(base period return)+1 365/7]-1

NON-STANDARDIZED PERFORMANCE

     In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. It may also provide cumulative rates of total return. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                    EXPERTS

     The financial statements of the Fund as of June 26, 2003 included in this
Statement of Additional Information have been audited by                ,
independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements are included herein in reliance on
               's report, given upon the authority of such firm as experts in
accounting and auditing.                ,                , serve as independent
auditors of the Fund and will be responsible for auditing the annual financial statements of the Fund.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              FINANCIAL STATEMENTS

                        APPENDIX A -- AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Amended By-laws relating to the shares of MMP, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus. Nothing contained in this Appendix A constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

                                  ARTICLE VIII

     SECTION 1.  Auction Procedures.  (a) Certain Definitions. As used in this
Section 1, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

          (ii) "Available Shares of MMP" has the meaning specified in Section 1(d)(i)(A) below.

          (iii) "Bid" has the meaning specified in Section 1(b)(i)(B) below.

          (iv) "Bidder" has the meaning specified in Section 1(b)(i)(B) below.

          (v) "Hold Order" has the meaning specified in Section 1(b)(i)(B) below.

          (vi) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The "Applicable Percentage" shall be the percentage determined based on the lower of the credit ratings assigned on such date by Moody's and S&P as follows:

MOODY'S CREDIT   S&P APPLICABLE
    RATING       CREDIT RATING    PERCENTAGE
--------------   --------------   ----------
Aa3 or above     AA- or above      150%
  A3 to A1         A- to A+        200%
Baa3 to Baa1     BBB- to BBB+      250%
 Below Baa3       Below BBB-       275%

     The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that the Board of Trustees has received assurance from Moody's and S&P and from any other Rating Agency then rating the shares of MMP that such increase will not impair such Rating Agency's rating thereof, and further provided that immediately following any such increase the Fund would be in compliance with the MMP Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable Moody's and S&P to provide a rating for each series of MMP. If Moody's or S&P shall not make such a rating available, Lehman Brothers Inc. or its affiliates and successors, after consultation with the Fund, shall select another Rating Agency to act as a Substitute Rating Agency.

          (vii) "Order" has the meaning specified in Section 1(b)(i)(B) below.

          (viii) "MMP" means the shares of MMP being auctioned pursuant to this
     Section 1.

          (ix) "Sell Order" has the meaning specified in Section 1(b)(i)(B) below.

          (x) "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" has the meaning specified in Section 1(d)(i) below.

          (xii) "Submitted Hold Order" has the meaning specified in Section 1(d)(i) below.

          (xiii) "Submitted Order" has the meaning specified in Section 1(d)(i) below.

          (xiv) "Submitted Sell Order" has the meaning specified in Section 1(d)(i) below.

          (xv) "Sufficient Clearing Bids" has the meaning specified in Section 1(d)(i) below.

          (xvi) "Winning Bid Rate" has the meaning specified in Section 1(d)(i)(c) below.

(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

          (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of MMP in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction
     Date:

          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

             (1) the number of Outstanding Shares of MMP, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

             (2) the number of Outstanding Shares of MMP, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

             (3) the number of Outstanding Shares of MMP, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding Shares of MMP, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

             For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Section 1(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause
        (A)(1) of this Section 1(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 1(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 1(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

     (ii) (A) A Bid by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

          (1) the number of Outstanding Shares of MMP specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

          (2) such number or a lesser number of Outstanding Shares of MMP to be determined as set forth in Section 1(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

          (3) a lesser number of Outstanding Shares of MMP to be determined as set forth in Section 1(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

     (B) A Sell Order by a Beneficial Owner or an Existing Holder shall constitute an irrevocable offer to sell:

          (1) the number of Outstanding Shares of MMP specified in such Sell Order; or

          (2) such number or a lesser number of Outstanding Shares of MMP to be determined as set forth in Section 1(e)(ii)(C) if Sufficient Clearing Bids do not exist.

     (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

          (1) the number of Outstanding Shares of MMP specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

          (2) such number or a lesser number of Outstanding Shares of MMP to be determined as set forth in Section 1(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

(c) Submission of Orders by Broker-Dealers to Auction Agent.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's auction processing system to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (B) the aggregate number of Outstanding Shares of MMP that are the subject of such Order;

          (C) to the extent that such Bidder is a Beneficial Owner or an Existing Holder:

             (1) the number of Outstanding Shares of MMP, if any, subject to any Hold Order placed by such Beneficial Owner or Existing Holder;

             (2) the number of Outstanding Shares of MMP, if any, subject to any Bid placed by such Beneficial Owner or Existing Holder and the rate per annum specified in such Bid; and

             (3) the number of Outstanding Shares of MMP, if any, subject to any Sell Order placed by such Beneficial Owner or Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the Outstanding Shares of MMP held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Special Dividend Period of 28 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 28 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding Shares of MMP held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding Shares of MMP held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding Shares of MMP held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of MMP subject to such Hold Orders exceeds the number of Outstanding Shares of MMP held by such Existing Holder, the number of shares of MMP subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding Shares of MMP held by such Existing Holder;

          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding Shares of MMP held by such Existing Holder over the number of shares of MMP subject to any Hold Order referred to in Section 1(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Section 1(c)(iv)(A) above and of the foregoing portion of this Section 1(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 1(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

          (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding Shares of MMP held by such Existing Holder over the number of shares of MMP subject to Hold Orders referred to in Section 1(c)(iv)(A) and Bids referred to in Section 1(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of MMP subject to such Sell Orders is greater than such excess, the number of shares of MMP subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of MMP equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of MMP therein specified.

     (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     (vii) The Fund shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 1.

(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a

"Submitted Bid" or a "Submitted Sell Order," as the case may be, or, more generally, as a "Submitted Order") and shall determine:

          (A) the excess of the total number of Outstanding Shares of MMP over the number of Outstanding Shares of MMP that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Shares of MMP");

          (B) from the Submitted Orders whether the number of Outstanding Shares of MMP that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

             (1) the number of Outstanding Shares of MMP that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

             (2) the number of Outstanding Shares of MMP that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of MMP in clause (1) above and this clause (2) are each zero because all of the Outstanding Shares of MMP are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

             (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of MMP that are the subject of such Submitted Bids, and

             (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of MMP that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available Shares of MMP.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 1(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Shares of MMP are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

          (C) if all of the Outstanding Shares of MMP are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 80% of the Reference Rate on the date of the Auction.

(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of MMP that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 1(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Section 1(e)(iii) and Section 1(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding Shares of MMP that are the subject of such Submitted Sell Order or Submitted Bid;

          (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Shares of MMP that are the subject of such Submitted Bid;

          (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

          (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding Shares of MMP that are the subject of such Submitted Bid, unless the number of Outstanding Shares of MMP subject to all such Submitted Bids shall be greater than the number of Outstanding Shares of MMP ("Remaining Shares") equal to the excess of the Available Shares of MMP over the number of Outstanding Shares of MMP subject to Submitted Bids described in Section 1(e)(i)(B) and Section 1(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding Shares of MMP, but only in an amount equal to the difference between (1) the number of Outstanding Shares of MMP then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of MMP obtained by multiplying
     (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding Shares of MMP held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding Shares of MMP subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

          (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding Shares of MMP obtained by multiplying (x) the difference between the Available Shares of MMP and the number of Outstanding Shares of MMP subject to Submitted Bids described in Section 1(e)(i)(B), Section 1(e)(i)(C) and Section 1(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding Shares of MMP subject to such Submitted Bid and the denominator of which shall be the number of Outstanding Shares of MMP subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Shares of MMP are subject to Submitted Hold Orders), subject to the provisions of Section 1(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding Shares of MMP that are the subject of such Submitted Bid;

          (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding Shares of MMP that are the subject of such Submitted Bid; and

          (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding Shares of MMP then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of MMP obtained by multiplying (x) the difference between the Available Shares of MMP and the aggregate number of Outstanding Shares of MMP subject to Submitted Bids described in Section 1(e)(ii)(A) and Section 1(e)(ii)(B) by
     (y) a fraction the numerator of which shall be the number of Outstanding Shares of MMP held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding Shares of MMP subject to all such Submitted Bids and Submitted Sell Orders.

If all of the Outstanding shares of a series of shares of MMP are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (iii) If, as a result of the procedures described in Section 1(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of MMP to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding Preferred Share purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole Preferred Share.

     (iv) If, as a result of the procedures described in Section 1(e), any Potential Holder would be entitled or required to purchase less than a whole Preferred Share on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of MMP for purchase among Potential Holders so that only whole shares of MMP are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of MMP on such Auction Date.

     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding Shares of MMP to be purchased and the aggregate number of the Outstanding Shares of MMP to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding Shares of MMP.

(f) Miscellaneous.

     (i) To the extent permitted by applicable law, the Fund may in its sole discretion interpret the provisions of this Section 1 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of shares of MMP.

     (ii) Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of MMP only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 1 or to or through a Broker-Dealer or to such other persons as may be permitted by the Fund, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of MMP held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Fund may not submit an Order in any Auction.

     (iii) All of the Outstanding Shares of MMP of a series shall be registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of MMP may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                      APPENDIX B -- SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix A hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares of MMP, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares of MMP, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of MMP to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of MMP to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of MMP and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of MMP to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of MMP to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of MMP and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the shares of MMP.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of MMP to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of MMP to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of MMP of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of MMP received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling shares of MMP in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of MMP that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of MMP to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                      APPENDIX C -- DESCRIPTION OF RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

MOODY'S     S&P      FITCH                 CREDIT QUALITY
-------   --------  --------  ----------------------------------------
Aaa       AAA       AAA       Excellent Quality (lowest risk)
Aa        AA        AA        Almost Excellent Quality (very low risk)
A         A         A         Good Quality (low risk)
Baa       BBB       BBB       Satisfactory Quality (some risk)
Ba        BB        BB        Questionable Quality (definite risk)
B         B         B         Low Quality (high risk)
Caa/Ca/C  CCC/CC/C  CCC/CC/C  In or Near Default
          D         DDD/DD/D  In default

MOODY'S INVESTORS SERVICE, INC.

  CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

SHORT-TERM LOANS

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S RATINGS SERVICES

  ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

CORPORATE AND MUNICIPAL BOND RATINGS

  INVESTMENT GRADE

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC,CC,C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD,DD,D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

  SHORT-TERM RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D:  Default. Denotes actual or imminent payment default.

                     APPENDIX D -- PROXY VOTING PROCEDURES

                             PROXY VOTING POLICIES

     Lincoln Capital Fixed Income Management Company, LLC (LCFI) is aware and compliant with SEC Rule 206(4)-6 regarding proxy voting and disclosure and Rule 204-2 pertaining to books and records. Therefore, LCFI shall vote corporate governance proposals in a manner that promotes clear responsibility of management and boards to the long run interests of shareholders. LCFI shall be diligent, independent and consider the best interest of our client's in arriving at proxy voting decisions.

     Upon client's requests, LCFI will disclose how the client's proxies were voted. Clients can send their requests via e-mail to Csedlak@Lincap.com.

                            PROXY VOTING PROCEDURES

     Ann Benjamin, a Managing Director, or a designee, is responsible for LCFI's proxy votes and guidelines for high yield products. The Security Control unit within the Operations Department has administrative responsibility.

     Guidelines have been established to apply to the most frequently appearing proxy proposals. Proxy proposals for shares in closed-end funds are excepted from the guidelines and voting decisions relating to such proposals will be determined on a case-by-case basis. Where specific guidelines don't apply, the general principals of the Proxy Voting Policies are used. Specific fact situations might warrant departure from the guidelines. Proxies are voted after review of relevant materials (annual report, SEC filings-10K and votes registered from the prior year) in accordance with these guidelines. The voting rights of securities that are on loan are determined at the time of signing the loan agreement between our clients and their custodian banks; usually the securities on loan do not allow LCFI the voting rights.

     Administratively, LCFI utilizes paper ballots. Paper ballots are received via the United States Postal System and holdings for all clients as of record date are obtained from the accounting system (Portia). The ballots shares and LCFI holdings are verified. If there are discrepancies between the ballot shares and LCFI holdings, the custodian is contacted for resolution. Proxies are voted by choosing the appropriate vote selection and the signing of the paper ballots. The signed proxies are mailed in the provided pre-addressed envelope.

     In rare instances where ballot shares have not been received, from all custodians, within two weeks of the meeting date, LCFI contacts the custodian. The custodian will follow up with a faxed copy of the paper ballot. If a copy of the ballot is faxed, LCFI returns (via fax or by mail) the proxy with voting instructions to the custodian.

     After all proxies are voted, the Operations Department of LCFI keeps a copy of the signed ballot as record of the security, meeting date, proposals, and how we voted for each client. Records are maintained in the Operations Department of LCFI office for five years, after that time the records can be moved to an offsite facility.

     The guidelines are designed to eliminate the influence of any conflicts of interest on LCFI's proxy voting decisions. Although LCFI does not foresee any material conflicts of interest arising, in the event a material conflict of interest arises, the facts and circumstances of the conflict would be discussed with Lori Loftus, the Compliance Manager, prior to voting. Lori Loftus and Ann Benjamin will decide if the conflict can be resolved or avoided by applying the guidelines. If the conflict cannot be resolved or avoided by applying the guidelines, LCFI may rely on the advice of an independent third party to determine how to vote the proxy.

Original Date: January 31, 2003
Revised Date: June 30, 2003

            LINCOLN CAPITAL FIXED INCOME MANAGEMENT PROXY GUIDELINES

EMPLOYEE COMPENSATION

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Election of directors                     For,        Ownership of the stock typically means
                                          w/caveat    support of Directors, unless there is an
                                                      issue of independence or performance.
Classification of directors               Against     The idea, in theory, is to provide
                                                      stability. However, in practice boards
                                                      have demonstrated considerable
                                                      continuity because the majority of votes
                                                      are for management's slate.
Declassification of Board                 For
Annual Election of directors              For         Directors should be held accountable to
                                                      shareholders on an annual basis.
Director removal only for cause           Against     Shareholders should not need cause to
                                                      remove a director. As owners of the
                                                      corporation, shareholders should have
                                                      the right to remove directors as they
                                                      see fit.
Require a majority of independent         For         The presence of independent directors
  directors                                           allows the board to be more objective in
                                                      its decisions regarding business
                                                      operations and top management.
Increase in size of the board             Against     The greater number of directors, the
                                          w/caveat    less the accountability. However, it may
                                                      be a good idea if management can show a
                                                      compelling need (e.g. needed expertise)
                                                      for additional members.
Indemnification and liability protection  For         Such protection is necessary to attract
  for directors                           w/caveat    and retain competent individuals to sit
                                                      on boards for normal renumeration.
                                                      Companies need to protect their
                                                      directors as long as they act in the
                                                      best interest of their shareholders.
                                                      However, if directors seriously breech
                                                      their fiduciary duty, they should not be
                                                      protected.
Advisory committees                       Against     The board already has a fiduciary duty
                                                      to represent all shareholders and is
                                                      accountable to them by law. It often is
                                                      not necessary for a corporation to bear
                                                      the additional expense of an advisory
                                                      committee.
Grant Stock to Non-Employee Directors     Against,    We would vote against a management
  (added 1996 proxy season)               w/caveat    proposal to grant stock to non-employee
                                                      directors except in cases where grant
                                                      would replace a fee.
Separation of CEO and Chairman            For         Although not required this is generally
                                                      a good governance model.

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Employee Stock Ownership Plan             Case by     In general, it is a good idea to support
                                          Case        option plans which provide incentive to
                                                      directors, managers and other employees
                                                      by aligning their economic interest with
                                                      those of the shareholders while limiting
                                                      the transfer of wealth out of the
                                                      company. However, a vote for a specific
                                                      plan should be decided by weighing a
                                                      number of factors:
                                                        - the number and structure of other
                                                      plans the company currently has in place
                                                        - the potential dilution percentage of
                                                      the proposed plan, (in conjunction with
                                                          other plans in place)
                                                        - the degree of power the board has to
                                                      choose a plan among several options,
                                                          (those proposals allowing the board
                                                          to chose between five or more
                                                          options should rarely be approved)
                                                        - who will administer the plan, (it
                                                      should be administered by a committee of
                                                          outside directors who are ineligible
                                                          to receive benefits from the plan)
                                                        - the percentage of the company
                                                      already owned by insiders
Compensation caps or restraints           For (by     Consideration should be given to
                                          situation)  withholding votes from, or voting
                                                      against, directors who support excessive
                                                      compensation or compensation
                                                      arrangements that are not in the
                                                      interest of shareholders.
Minimum share ownership to be a director  Against
Stock Options & Incentive Comp
- pricing at fair market value and        For
  expire with 5 years
- repricing options to a lower price      Against
- option plan dilution greater than 5%    Against
- restricted stock should vest over a     Against
  specified time (greater than 1 year)
- interest free or low interest loans     Against
- reload options                          Against
- options for directors                   Against

MANAGEMENT ENTRENCHMENT

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Increase in authorized shares of common   For         Vote for an increase in authorized
  stock                                   w/caveat    shares of common stock if:
                                                        - management has already issued most
                                                      of the authorized shares
                                                        - the increase is reasonable
                                                        - past history suggests a prudent
                                                          issuance
                                                        - shares are needed for a stock split
                                                          or dividend
                                                        - management presents a specific and
                                                          acceptable reason for the increase.
                                                          Otherwise, vote no.
Targeted share placement                  Against     Targeted share placements dilute
                                                      ownership and voting rights, entrench
                                                      current management, and are
                                                      anti-takeover in nature.
Dual Class Stock                          Against     The new class of stock may dilute our
                                                      ownership, make the company less
                                                      attractive as a takeover target,
                                                      entrench incumbent directors or
                                                      management, and discourage both merger
                                                      proposals and proxy contests.
Authorize or increase a class of          Against     Available academic evidence indicates
  preferred stock                                     that shareholder value is decreased when
                                                      blank check preferred stock is
                                                      authorized.
Share repurchase                          For         The share repurchase process increases
                                                      our ownership percentage and raises the
                                                      equilibrium price by decreasing the
                                                      supply.
Appointment of auditors                   For         Vote for the recommended auditor unless
                                          w/caveat    the auditor has become complacent or has
                                                      questionable independence.

SHAREHOLDER RIGHTS

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Elimination of preemptive rights          For         These rights give current shareholders
                                                      the right to maintain their current
                                                      ownership percentage through any
                                                      subsequent equity offerings. These
                                                      provisions are no longer common in the
                                                      U.S., and can restrict management's
                                                      ability to raise new capital.
Eliminate shareholders right to call a    Against     These proposals limit shareholder
  special meeting                                     rights, and are anti-takeover in nature.
Prohibit shareholder action outside       Against     These proposals limit shareholders
  meetings Voting confidentiality         For         rights. These proposals are often
                                          w/caveat    introduced by shareholders as a means of
                                                      reducing management pressure on
                                                      shareholders regarding their vote on
                                                      proxy issues. We support the suspension
                                                      of confidential voting during proxy
                                                      contest since dissidents have access to
                                                      the information and we do not wish to
                                                      put management at an unfair
                                                      disadvantage.

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
CUMULATIVE VOTING                         Against     Cumulative voting permits access to the
                                                      board by special interest groups.
Company submission of poison pill and     For         Management rarely submits its defense
  defense mechanisms for shareholder                  mechanisms to shareholders voluntarily
  ratification                                        so shareholders should vote for
                                                      authority to ratify such plans when
                                                      proposed by other shareholders.

ANTI-TAKEOVER

SUBJECT                                     VOTE                   JUSTIFICATION
-------                                     ----                   -------------
Anti-Greenmail provisions                 For         The only one who reaps any benefit from
                                                      greenmail is the greenmailer.
                                                      Shareholders are always harmed.
Reincorporation                           For         Vote in favor of reincorporation
                                          w/caveat    proposals if there are legitimate
                                                      business reasons for the move. If a
                                                      corporation is simply attempting to move
                                                      in order to subject itself to more
                                                      stringent anti-takeover laws, then vote
                                                      against it.
Require more than simple majority vote    Against     These proposals limit shareholder
  to amend or repeal by-laws or remove                rights.
  directors
Blank check preferred                     Against     These proposals are for the
                                                      authorization of shares for which voting
                                                      rights are not established in advance.
                                                      Instead, voting rights are established
                                                      at the discretion of the board of
                                                      directors when the shares are issued.
                                                      This gives the board the ability to
                                                      place a block of stock with an investor
                                                      sympathetic to management, thereby
                                                      foiling a takeover bid without a
                                                      shareholder vote. This proposal is a
                                                      transfer of authority from shareholders
                                                      to the board, and a possible
                                                      entrenchment device.
Stockholder provision                     Against     These proposals introduce the concept
                                                      that the board may consider the interest
                                                      of constituents other than shareholders
                                                      in the evaluation of takeover offers.
                                                      This concept is inconsistent with public
                                                      ownership of corporations.
Poison pill plans                         Against     Poison pill plans are the most effective
                                                      anti takeover weapon available to
                                                      management. Shareholder value declines
                                                      upon the adoption of a these plans.
Supermajority vote                        Against     Requiring a high majority vote (i.e.
                                                      80%) for corporate charter and by-law
                                                      amendments relating to term of office,
                                                      election or removal of directors.
                                                      Requiring a supermajority vote to
                                                      convene meetings is an anti-takeover
                                                      measure.

SOCIAL ISSUES

     Most social issues are handled on a case-by-case basis. Unique social, environmental, and political issues are decided on the merits of the specific proposal. Therefore, it has not been Lincoln's policy to recommend, general guidelines to cover such issues.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) FINANCIAL STATEMENTS

     To be filed by effective amendment.

     (2) EXHIBITS

EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
(a)(1)        Certificate of Trust of Lehman Brothers/First Trust Income
              Opportunity Fund.*
(a)(2)        Declaration of Trust of Lehman Brothers/First Trust Income
              Opportunity Fund.*
(a)(3)        Amended and Restated Declaration of Trust of Lehman
              Brothers/First Trust Income Opportunity Fund.**
(b)(1)        By-laws of Lehman Brothers/First Trust Income Opportunity
              Fund.*
(b)(2)        Amended and Restated By-laws of Lehman Brothers/First Trust
              Income Opportunity Fund.**
(b)(3)        Second Amended and Restated By-laws of Lehman Brothers/First
              Trust Income Opportunity Fund.****
(c)           Not applicable.
(d)(1)        Specimen Certificate representing the Registrant's Shares of
              Money Market Cumulative Preferred(TM) Shares ("MMP").****
(e)           Terms and Conditions of Automatic Dividend Reinvestment
              Plan.**
(f)           Not applicable.
(g)(1)        Form of Investment Advisory Agreement between Registrant and
              Lehman Brothers Asset Management Inc. ("Lehman Brothers
              Asset Management").**
(g)(2)        Form of Investment Sub-Advisory Agreement between Registrant and Lincoln Capital Fixed Income Management Company, LLC.**
(h)(1)        Form of Underwriting Agreement for the shares of MMP.****
(i)           Not applicable.
(j)           Form of Custodian Agreement by and between Registrant and
              Investors Bank & Trust Company ("Investors Bank").***
(k)(1)        Form of Transfer Agency and Service Agreement between
              Registrant and Investors Bank.***
(k)(2)        Form of Administration Agreement between Registrant and
              Investors Bank.***
(k)(3)        Form of Servicing Agreement between Registrant and First
              Trust Portfolios, L.P. ("First Trust").***
(k)(4)        Form of Additional Compensation Agreement.***
(k)(5)        Form of Underwriter Participation Agreement.***
(k)(6)        Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's shares of MMP.****
(k)(7)        Form of Transfer Agency and Service Agreement between
              Registrant and         as to shares of MMP.****
(l)(1)        Opinion and consent of Schulte Roth & Zabel LLP.****
(l)(2)        Opinion of Richards, Layton & Finger, P.A.****
(m)           Not applicable.
(n)           Consent of Independent Auditors of the Fund.****
(o)           Not applicable.
(p)           Form of Initial Capital Agreement.***
(q)           Not applicable.

EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
-----------                     -----------------------
(r)           Joint Code of Ethics for Lehman Brothers/First Trust Income
              Opportunity Fund, Lehman Brothers Asset Management, Lincoln
              Capital, and Lehman Brothers Inc.**
(s)           Power of Attorney (included in the signature pages of this
              Registration Statement).*****

---------------

     * Incorporated by reference to Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, File No. 333-105069, filed on May 7, 2003.

   ** Incorporated by reference to Registrant's pre-effective Amendment No. 1 on
      Form N-2 relating to its common shares of beneficial interest, File No. 333-105069, filed on July 3, 2003.
  *** Incorporated by reference to Registrant's pre-effective Amendment No. 2 on
      Form N-2 relating to its common shares of beneficial interest, File No. 333-105069, filed on July 25, 2003.
 **** To be filed by amendment.
***** Filed herewith.

ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibit (h)(1).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement(1):

Registration fees...........................................  $       (1)
Printing....................................................  $       (1)
Accounting fees and expenses................................  $       (1)
Legal fees and expenses.....................................  $       (1)
S&P and Moody's Initial Cost................................  $       (1)
Miscellaneous...............................................  $       (1)
Total.......................................................  $       (1)

---------------

(1) Estimated expenses based on a $          offering.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES (AS OF           , 2003)

TITLE OF CLASS                                                NUMBER OF RECORD HOLDERS
--------------                                                ------------------------
Shares of MMP, par value $..................................             0
Common Shares...............................................

ITEM 29.  INDEMNIFICATION

     Prior to its commencement of operations, Registrant obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Amended and Restated Declaration of Trust.

     Provisions for the indemnification of the Registrant's investment adviser is contained in the Investment Advisory Agreement.

     Provisions for the indemnification of the Registrant's investment sub-adviser is contained in the Investment Advisory Agreement.

     The Underwriting Agreement filed in response to Item 24(2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.

     Provisions for the indemnification of Investors Bank & Trust Company, the Registrant's Administrator, is contained in the Administration Agreement between Registrant and Investors Bank & Trust Company.

     Provisions for the indemnification of Investors Bank and Trust, the Registrant's transfer agent, are contained in the Transfer Agency and Service Agreement between Registrant and Investors Bank & Trust Company.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Information regarding the directors and officers of the Investment Adviser and the Sub-Adviser are included in their Form ADV filed with the Commission (Commission File Nos. 801-42006, 801-61757, respectively) and are incorporated herewith by reference thereto.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Lehman Brothers Asset Management, Inc., 399 Park Avenue, New York, NY
10022.

     Lincoln Capital Fixed Income Management Company, LLC, 200 S. Wacker Drive, Suite 2100, Chicago, Illinois 60606.

     Investors Bank & Trust, 200 Clarendon Street, Boston, MA 02116.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not Applicable.

     (3) Not Applicable.

     (4) Not Applicable.

     (5) Registrant hereby undertakes:

          (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therewith, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, in this State of New York, on the 25th day of August, 2003.

                                          LEHMAN BROTHERS/FIRST TRUST
                                            INCOME OPPORTUNITY FUND

                                          By:       /s/ JONATHAN MORRIS
                                            ------------------------------------
                                                      Jonathan Morris

     The undersigned Trustees and officers of Lehman Brothers/First Trust Income Opportunity Fund (the "Fund"), hereby severally constitute and appoint
          ,           , and           , and each of them singly, with full
powers of substitution and resubstitution, our true and lawful attorneys-in-fact and agents, with full power to such attorneys-in-fact and agents to sign for us, and in our name and in the capacities indicated below, any Registration Statement of the Fund on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Fund, any and all subsequent Post-Effective Amendments to said Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering which may be filed under Rule 462(b) under the Securities Act, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in our name and on our behalf in connection therewith as said attorneys-in-fact and agents deem necessary or appropriate to comply with the Securities Act, the Investment Company Act of 1940, as amended, and rules and regulations thereunder, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorneys-in-fact and agents, and each of them singly, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned Trustees and officers of the Fund might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents lawfully could do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of August, 2003.

       /s/ BRADLEY TANK             /s/ MARGARET M. EISEN           /s/ EUGENE A. MATTHEWS
------------------------------  ------------------------------  ------------------------------
         Bradley Tank                 Margaret M. Eisen               Eugene A. Matthews
          President                        Trustee                         Trustee
(Principal Executive Officer)




       /s/ EDWARD GRIEB                 /s/ SCOTT HALL                /s/ GEORGE MORRISS
------------------------------  ------------------------------  ------------------------------
         Edward Grieb                     Scott Hall                    George Morriss
          Treasurer                        Trustee                         Trustee
   (Principal Financial and
     Accounting Officer)





     /s/ JAMES E. DALTON            /s/ MICHAEL M. KNETTER
------------------------------  ------------------------------
       James E. Dalton                Michael M. Knetter
           Trustee                         Trustee




    /s/ STEPHANIE E. DOLAN            /s/ KURT A. LOCHER
------------------------------  ------------------------------
      Stephanie E. Dolan                Kurt A. Locher
           Trustee                         Trustee